Mellon Institutional Funds Investment Trust

November 28, 2003

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2003.

This year might best be summarized as one in which risk-taking returned to the financial markets. For most of last year, market sentiment was notably bearish, characterized by a flight to quality. It's worth recalling that the first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years, with a loss of almost 14%.

In contrast, over the past 12 months, the greatest gains have been made by the stock market and the lowest-rated corporate debt. For the 12 months ended September 30, the S&P 500 has gained 22%, while the Merrill Lynch C-Rated High Yield Index advanced 42%. In keeping with the risk-taking trend, small cap stocks, as measured by the Russell 2000 Index, advanced 34%. International stocks also have enjoyed a healthy rebound, advancing 9%, as measured by the MSCI EAFE Index. In comparison, intermediate U.S. Treasuries had a total return of just 3%, after providing a total return of 13% in 2002, as measured by the Merrill Lynch 5-7 Yr. Treasury Index.

The financial markets were reacting to the increasing strength of the economy. After several sluggish quarters, economic activity in the U.S. accelerated in the summer months and remains strong. The sources of strength include a) continuing monetary ease that has induced substantial mortgage refinancing and housing activity, b) Federal fiscal stimulus from large new tax cuts and sharp increases in defense spending, and c) a gradual improvement in business capital spending after many quarters of stagnation. Soft spots to date include inventory investment, employment, state and local spending, and net exports.

The renewal of economic strength has created a schizophrenic year for the bond markets. Until late June, the market's tone had been set by an expectation of continued sluggish growth. In June, the Fed made explicit its intent to keep short-term interest rates low for a "considerable period." But the Fed announcement was perceived as a disappointment by the market, which promptly caused a sharp summer selloff in bonds. In September, bonds recouped some of their losses, as market participants felt the selloff had been overdone. The yield curve remains very steep, influenced by the Fed at the short end, but with the intermediate maturities under pressure from the large volume of Treasury financing in that sector. With the recent bump in yields and inflation still relatively quiescent, real interest rates have increased to the lower end of what have been the historic norms.

Looking ahead, it's clear that there are some serious distortions and imbalances in world economies including structural problems in Japan and core Europe, the U.S. current account deficit, and the leverage in the consumer balance sheet. It is impossible to predict when these restraints might undermine economic activity, but the latter part of 2004 or the year 2005 could be a period of vulnerability when there will be a loss of incremental fiscal stimulus as well as the lagged effect of higher interest rates.

Nevertheless, the near term economic outlook has brightened, business activity has some significant momentum which should carry over into 2004. The result should be favorable growth, especially in business investment. We expect inflation to remain modest and corporate profit growth to be reasonably strong.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.


Sincerely,

/ signed /

Patrick J. Sheppard

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                       Management Discussion and Analysis
                                 September 2003

Steady coupon income enabled municipal bonds to post solid investment results, even while interest rates fluctuated wildly in the spring and summer of 2003. For the year ended September 30, 2003, the Standish Intermediate Tax Exempt Bond Fund produced a total return after expenses of 3.89%. This result trailed the benchmark performance index (Lehman Muni 3,5,7 and 10 Year Index) return of 4.30%.

Interest rates plunged in the first six months of 2003, causing investors seeking incremental yield to focus on sectors and securities with more credit risk. This quest was supported by new rating agency data showing that default rates among rated municipals are historically miniscule. As rates hit 40-year lows, however, retail investors' appetites for municipal bonds dwindled, and funds flowed out of the tax-exempt market and into equities. Declining retail buying was only partly offset by growing demand among property and casualty insurers, spurred by renewed profitability in the insurance industry. Throughout the year we witnessed extraordinary monthly swings in the Fund's returns as inconsistent demand combined with heavy supply, gyrating interest rates and the growing prominence of leveraged investors, such as hedge funds, combined to escalate volatility in the municipal market.

Income-oriented sectors of the tax-free bond market were bid up in the competition for excess income, and the Fund's holdings in hospital bonds, which typically carry a significant yield premium, outperformed. In contrast, a large allocation to lower-yielding triple-A rated insured bonds lagged. Housing bonds turned in strong results when rates rose in the summer and generated favorable relative returns for the 12-month period. The Fund continues to hold a large strategic weighting in this more defensive sector.

Despite well-publicized state budget shortfalls across the country, tax-backed general obligations were among the best performing municipal sectors. California state general obligations, buffeted by a rating downgrade, massive new issuance volume and the pending governor's recall election, reached their lowest relative values in July. Nevertheless, valuations improved as uncertainties receded over the state's rating and budget. We are confident California's creditworthiness will improve over the next 12 months, but expect prices will fluctuate with the steady barrage of political and economic news reports. New York City's general obligation bonds saw steadily higher valuations after reaching a low point in late 2002. By quickly and decisively balancing fiscal 2003 financial operations, the City's administration was able to alleviate many investor concerns over long-term creditworthiness. We used price weakness throughout the past year to build substantial positions in the Fund in both California and New York City general obligations.

With municipal yields still very low, we are maintaining our strategic emphasis on high quality, intermediate term municipals. We will focus on sector and security selection to produce consistently competitive returns by generating excess income. In addition, it is important to note that municipals are usually more defensive instruments, ordinarily holding their values better than Treasuries do when rates begin to rise.

It has been our privilege to manage the Fund, and we thank you for your continued support.

/s/ STEVEN W. HARVEY                                  /s/ CHRISTINE TODD

Steven W. Harvey                                      Christine Todd

--------------------------------------------------------------------------------

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

             Comparison of Change in Value of $100,000 Investment in Standish Mellon Intermediate Tax Exempt Bond Fund, the
     Lehman Muni 3-5-7-10 Index and the Lipper Intermediate Muni Debt Index

[DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                   Standish Mellon
                  Intermediate Tax       Lehman Muni      Lipper Intermediate
                  Exempt Bond Fund     3-5-7-10 Index       Muni Debt INdex
                  ----------------     --------------     -------------------
         1993          112,618             110,731              111,628
         1994          111,220             109,486              108,820
         1995          122,648             121,897              120,736
         1996          129,195             127,603              125,915
         1997          139,112             136,523              134,179
         1998          148,484             146,046              142,977
         1999          147,132             146,762              141,244
         2000          156,435             156,230              150,337
         2001          171,058             171,286              164,412
         2002          179,718             181,166              172,267
         2003          189,256             191,303              180,951

--------------------------------------------------------------------------------

                                Average Annual Total Return
                               (for period ended 09/30/2003)
                                                                 Since Inception
1 Year           3 Year          5 Year            10 Year         11/02/1992
------           ------          ------            -------         ----------
3.89%             6.82%           4.97%             5.35%             6.02%

--------------------------------------------------------------------------------


Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2003, Mellon Funds Distributor, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

            Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $66,765,404)                                                       $70,444,845
  Cash                                                                      84,838
  Receivable for investments sold                                          150,000
  Receivable for Fund shares sold                                           25,500
  Interest receivable                                                      871,558
  Prepaid expenses                                                          16,818
                                                                       -----------
    Total assets                                                        71,593,559
LIABILITIES
  Payable for investments purchased                          $400,000
  Payable for Fund shares redeemed                              3,582
  Distributions payable                                        95,088
  Payable for delayed delivery transactions (Note 7)          545,505
  Accrued accounting, custody and transfer agent fees          11,755
  Accrued trustees' fees and expenses (Note 2)                  1,133
  Accrued expenses and other liabilities                       31,432
                                                             --------
    Total liabilities                                                    1,088,495
                                                                       -----------
NET ASSETS                                                             $70,505,064
                                                                       ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                      $65,031,019
  Accumulated net realized gain                                          1,779,074
  Undistributed net investment income                                       15,530
  Net unrealized appreciation                                            3,679,441
                                                                       -----------
TOTAL NET ASSETS                                                       $70,505,064
                                                                       ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                3,095,106
                                                                       ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Net Assets/Shares outstanding)                                      $     22.78
                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                         $3,301,377
EXPENSES
  Investment advisory fee (Note 2)                            $  312,602
  Accounting, custody, and transfer agent fees                   119,199
  Legal and audit services                                        37,770
  Registration fees                                               22,571
  Insurance expense                                               13,264
  Trustees' fees and expenses (Note 2)                            10,099
  Miscellaneous                                                   13,346
                                                              ----------
    Total expenses                                               528,851

Deduct:
  Waiver of investment advisory fee (Note 2)                     (20,927)
                                                              ----------
    Net expenses                                                             507,924
                                                                          ----------
      Net investment income                                                2,793,453
                                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                           1,871,706
                                                              ----------
      Net realized gain                                                    1,871,706
  Change in unrealized appreciation (depreciation)
    Investment securities                                     (1,679,548)
                                                              ----------
      Change in net unrealized appreciation (depreciation)                (1,679,548)
                                                                          ----------
    Net realized and unrealized gain                                         192,158
                                                                          ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $2,985,611
                                                                          ==========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED          YEAR ENDED
                                                              SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
                                                              ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                          $  2,793,453        $  3,359,933
  Net realized gain                                                 1,871,706             378,753
  Change in net unrealized appreciation (depreciation)             (1,679,548)          2,447,146
                                                                 ------------        ------------
  Net increase in net assets from investment operations             2,985,611           6,185,832
                                                                 ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                       (2,788,661)         (3,358,682)
  From net realized gains on investments                             (195,884)                 --
                                                                 ------------        ------------
  Total distributions to shareholders                              (2,984,545)         (3,358,682)
                                                                 ------------        ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                 23,850,640          13,610,240
  Value of shares issued to shareholders in payment of
    distributions declared                                          1,576,355           1,525,643
  Cost of shares redeemed                                         (37,084,670)        (18,158,984)
                                                                 ------------        ------------
  Net decrease in net assets from Fund share transactions         (11,657,675)         (3,023,101)
                                                                 ------------        ------------
TOTAL DECREASE IN NET ASSETS                                      (11,656,609)           (195,951)
NET ASSETS
  At beginning of year                                             82,161,673          82,357,624
                                                                 ------------        ------------
  At end of year (including undistributed net investment
    income of $15,530 and $8,843)                                $ 70,505,064        $ 82,161,673
                                                                 ============        ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          YEAR ENDED SEPTEMBER 30,
                                                              -----------------------------------------------
                                                                2003      2002     2001      2000      1999
                                                              -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 22.78   $ 22.04   $ 21.11   $ 21.11   $ 22.30
                                                              -------   -------   -------   -------   -------
FROM INVESTMENT OPERATIONS:
  Net investment income*(1)                                      0.81      0.90      0.93      0.95      0.92
  Net realized and unrealized gain (loss) on investments         0.07      0.74      0.93      0.06     (0.99)
                                                              -------   -------   -------   -------   -------
Total from investment operations                                 0.88      1.64      1.86      1.01     (0.07)
                                                              -------   -------   -------   -------   -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.81)    (0.90)    (0.93)    (0.95)    (0.92)
  From net realized gain on investments                         (0.07)       --        --     (0.06)    (0.20)
                                                              -------   -------   -------   -------   -------
Total distributions to shareholders                             (0.88)    (0.90)    (0.93)    (1.01)    (1.12)
                                                              -------   -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR                                  $ 22.78   $ 22.78   $ 22.04   $ 21.11   $ 21.11
                                                              =======   =======   =======   =======   =======
TOTAL RETURN+                                                    3.88%     7.65%     9.00%     4.91%    (0.33)%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                        0.65%     0.65%     0.62%     0.64%     0.63%
  Net Investment Income (to average daily net assets)*           3.58%     4.09%     4.30%     4.54%     4.24%
  Portfolio Turnover                                               42%       17%       43%       28%       43%
  Net Assets, End of Year (000's omitted)                     $70,505   $82,162   $82,358   $79,329   $81,918

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share(1)                            $  0.80   $  0.90       N/A       N/A       N/A
Ratios (to average daily net assets):
  Expenses                                                       0.68%     0.66%      N/A       N/A       N/A
  Net investment income                                          3.55%     4.08%      N/A       N/A       N/A

(1) Calculated based on average shares outstanding.
+   Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                      PAR        VALUE
SECURITY                                                        RATE    MATURITY     VALUE     (NOTE 1A)
---------------------------------------------------------------------------------------------------------
BONDS -- 94.5%
GENERAL OBLIGATIONS -- 14.2%
Alpine UT School District                                      5.000%  03/15/2011  $  25,000  $    27,397
California State NCL                                           5.000%  03/01/2009    500,000      551,330
California State NCL                                           5.000%  10/01/2009  1,000,000    1,110,050
California State NCL                                           6.600%  02/01/2009  1,000,000    1,176,890
Commonwealth of Massachusetts                                  5.000%  12/01/2007  1,000,000    1,122,190
Commonwealth of Massachusetts Prerefunded - Series A           7.500%  06/01/2004     95,000       99,122
Goose Creek TX Independent School District                     7.000%  08/15/2009    600,000      739,440
Grand Central NY District Management                           5.000%  01/01/2006     25,000       25,701
Honolulu HI City & County                                      5.400%  09/27/2007    500,000      565,800
New York NY NCL                                                5.250%  11/01/2009  1,000,000    1,115,230
New York NY NCL                                                5.500%  08/15/2008  1,000,000    1,121,730
New York NY NCL                                                5.500%  08/01/2010  1,000,000    1,119,230
New York State NCL                                             5.000%  03/01/2005     15,000       15,784
Northeast TX Independent School District NCL                   7.000%  02/01/2009  1,000,000    1,215,180
                                                                                              -----------
Total General Obligations (Cost $9,491,311)                                                    10,005,074
                                                                                              -----------
GOVERNMENT BACKED -- 4.0%
Commonwealth of Massachusetts - Series A                       7.500%  06/01/2004      5,000        5,217
District of Columbia NCL                                       5.800%  06/01/2004     40,000       41,288
District of Columbia Prerefunded MBIA NCL                      5.750%  06/01/2010     10,000       11,781
Long Beach CA Aquarium of the Pacific Revenue                  5.750%  07/01/2005    145,000      152,518
Mashantucket CT Western Pequot                                 6.500%  09/01/2005    995,000    1,096,321
Met Govt Nashville & Davidson TN Industrial Development
  Board Revenue Prerefunded                                    7.500%  11/15/2010  1,000,000    1,271,640
Port Jervis NY IDA                                             5.250%  11/01/2006    100,000      110,759
Tucson AZ COP Asset Guaranty                                   6.000%  07/01/2004    110,000      112,359
                                                                                              -----------
Total Government Backed (Cost $2,591,116)                                                       2,801,883
                                                                                              -----------
HOUSING REVENUE -- 6.2%
ABAG CA Odd Fellows Homes                                      5.700%  08/15/2014  1,000,000    1,078,190
California HFA MBIA FHA AMT - Series G                         5.650%  08/01/2025     30,000       30,059
California HFA SFM                                             5.050%  02/01/2017    215,000      216,763
Florida Housing Finance Corp. FSA                              5.750%  01/01/2017    195,000      200,283
Hawaii Housing Finance and Development SFM FNMA                7.000%  07/01/2031    460,000      462,857
New Mexico Mortgage Finance Authority AMT                      5.750%  07/01/2014     60,000       60,311
New York Mortgage Agency SFM AMT NCL                           5.750%  04/01/2004    650,000      661,849
Pennsylvania HFA SFM                                           5.350%  10/01/2008    130,000      138,180
Rhode Island Housing & Mortgage Finance Corp.                  4.950%  10/01/2016    175,000      177,385
Tennessee Housing Development Agency NCL(a)                    0.000%  07/01/2007  1,500,000    1,325,025
Virginia Housing Development Authority Multi Family Insured
  Mortgage(a)                                                  0.000%  11/01/2017     10,000        2,645
                                                                                              -----------
Total Housing Revenue (Cost $4,201,731)                                                        4,353,547
                                                                                              -----------
INDUSTRIAL DEVELOPMENT -- 5.1%
Broward County FL Resource Recovery                            5.000%  12/01/2007  1,000,000    1,095,680
Connecticut Gaming Authority Mohegan Tribe                     5.375%  01/01/2011  1,000,000    1,046,600
Gloucester NJ Resource Recovery                                6.850%  12/01/2029    500,000      563,905

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                      PAR        VALUE
SECURITY                                                       RATE     MATURITY     VALUE     (NOTE 1A)
---------------------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT (CONTINUED)
Hendersonville TN Kroger                                       5.950%  12/15/2008  $ 305,000  $   314,095
Mass DFA Waste Management Resource Recovery                    6.900%  12/01/2029    500,000      553,575
                                                                                              -----------
Total Industrial Development (Cost $3,316,907)                                                  3,573,855
                                                                                              -----------
INSURED BOND -- 42.0%
Birmingham AL Refunding and Capital Improvements AMBAC NCL     5.000%  12/01/2006  1,500,000    1,662,450
California Intercommunity HFA COP ACA                          5.000%  11/01/2005    770,000      820,835
Charleston SC COP MBIA                                         6.000%  12/01/2008  1,000,000    1,185,300
Cook County IL High School FGIC                                7.875%  12/01/2014    750,000    1,029,037
Cook County IL School District FSA NCL                         6.750%  05/01/2010  1,750,000    2,134,527
Corpus Christi TX Business & Job Development Corp. Sales Tax
  Revenue AMBAC NCL                                            5.000%  09/01/2011  1,215,000    1,358,929
Denver CO Airport MBIA AMT                                     7.500%  11/15/2006    500,000      540,510
District of Columbia FSA NCL                                   5.500%  06/01/2011  1,500,000    1,714,380
District of Columbia MBIA NCL                                  5.750%  06/01/2010     15,000       17,395
Douglas County CO School District MBIA                         7.000%  12/15/2012    625,000      798,944
Fort Pierce FL Utilities Authority Revenue AMBAC NCL           5.000%  10/01/2013  1,000,000    1,118,070
Garland TX Independent School District PSF-GTD NCL#            5.000%  02/15/2010    500,000      554,685
Georgia Municipal Electric Authority Power FGIC NCL            6.250%  01/01/2012  1,150,000    1,369,638
Harris County TX Toll Revenue FGIC NCL                         6.000%  08/01/2012  1,000,000    1,185,470
Hawaii State FGIC NCL                                          5.500%  08/01/2008  2,000,000    2,289,280
Hawaii State MBIA NCL                                          5.250%  09/01/2013  1,000,000    1,137,020
Hillsborogh FL University of Tampa Bay Asset Guaranty          5.750%  04/01/2018    720,000      797,933
Illinois Metropolitan Pier & Exposition Authority MBIA(a)      0.000%  12/15/2016  2,000,000    1,103,300
Jefferson County OH Asset Guaranty                             6.625%  12/01/2005    140,000      147,480
NJ Transportation Corp. COP AMBAC NCL                          5.500%  09/15/2007  1,000,000    1,130,660
Nassau County NY FGIC                                          6.000%  07/01/2010     25,000       29,483
New Jersey Health Care Facilities Financing Authority
  Revenue AMBAC                                                4.800%  08/01/2021  1,000,000    1,069,370
New York Dormitory Authority Presbyterian Hospital AMBAC       4.400%  08/01/2013    115,000      121,592
New York Dormitory Authority State University Educational
  Facilities MBIA                                              6.000%  05/15/2015  1,000,000    1,177,840
Orange County CA COP MBIA                                      5.800%  07/01/2016    400,000      444,868
Palm Beach County FL Solid Waste AMBAC                         6.000%  10/01/2009     60,000       71,513
Pasco County FL Solid Waste AMBAC NCL                          6.000%  04/01/2010  1,000,000    1,121,250
Phoenix AZ Water System Revenue FGIC NCL                       5.250%  07/01/2010  1,000,000    1,138,440
Stafford TX Economic Development FGIC                          6.000%  09/01/2015    525,000      634,148
Teton County WY St. John Hospital ACA                          5.000%  12/01/2004    535,000      555,202
Texas Municipal Power Agency MBIA(b)                           0.000%  09/01/2016  2,000,000    1,127,680
                                                                                              -----------
Total Insured Bond (Cost $27,916,388)                                                          29,587,229
                                                                                              -----------
LEASE REVENUE -- 1.7%
New York Dormitory Authority Roswell Park                      6.000%  07/01/2006    400,000      446,032
New York State Urban Development Corp. MBIA-IBC NCL            5.250%  01/01/2011    700,000      789,775
                                                                                              -----------
Total Lease Revenue (Cost $1,176,786)                                                           1,235,807
                                                                                              -----------
REVENUE BONDS -- 19.7%
Arizona Transportation Board Highway Revenue NCL               8.000%  07/01/2005  1,685,000    1,881,859
California State Department of Water Resources Power Supply
  NCL                                                          5.500%  05/01/2009    250,000      282,798
California State Department of Water Resources Power Supply
  NCL                                                          5.500%  05/01/2010    250,000      282,278

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                      PAR        VALUE
SECURITY                                                       RATE     MATURITY     VALUE     (NOTE 1A)
---------------------------------------------------------------------------------------------------------
REVENUE BONDS (CONTINUED)
Camden NJ Cooper Hospitals                                     5.600%  02/15/2007  $ 195,000  $   189,294
Golden State Tobacco Securitization Corp.                      5.000%  06/01/2021  1,000,000      982,000
Golden State Tobacco Securitization Corp.                      5.250%  06/01/2016  1,000,000    1,024,700
Illinois Health Facility Authority Decatur Memorial Hospital   5.500%  10/01/2009  1,055,000    1,160,173
Illinois Health Facility Authority Silver Cross Hospital and
  Medical Center                                               5.250%  08/15/2015    650,000      671,431
Illinois HEFA Condell Medical Center                           6.000%  05/15/2010    500,000      544,815
Illinois HEFA Northwestern University(c)                       5.050%  11/01/2032    725,000      816,742
Iowa Finance Authority Revenue NCL                             5.500%  08/01/2007  1,000,000    1,133,460
Mass DFA Williston School AMT                                  6.000%  10/01/2013    240,000      247,836
Mass IFA Berkshire Retirement Development(c)                   6.000%  07/01/2018    500,000      517,725
Met Govt Nashville & Davidson TN Vanderbilt                    6.000%  05/01/2008    610,000      709,936
Michigan State Hospital Finance Authority                      5.250%  11/15/2010  1,000,000    1,091,700
Montana Student Assistance Corp.                               5.950%  12/01/2012     60,000       60,736
New Hampshire HEFA Monadnock Hospital                          5.250%  10/01/2007    280,000      278,905
New Mexico State Hospital Equipment Loan Revenue
  Presbyterian Healthcare Services                             5.750%  08/01/2012  1,000,000    1,122,110
New York Medical Center Mt. Sinai FHA                          5.950%  08/15/2009     20,000       20,369
New York Medical Center St. Luke's FHA                         5.600%  08/15/2013    390,000      402,285
Scranton PA Allied Rehabilitation                              7.125%  07/15/2005    475,000      481,132
Wisconsin State Transportation                                 5.500%  07/01/2010     15,000       17,186
                                                                                              -----------
Total Revenue Bonds (Cost $13,235,789)                                                         13,919,470
                                                                                              -----------
SPECIAL REVENUES -- 1.6%
New York City Transitional Financial Authority Revenue         5.500%  02/15/2011  1,000,000    1,167,980
                                                                                              -----------
Total Special Revenues (Cost $1,035,376)                                                        1,167,980
                                                                                              -----------
TOTAL BONDS (COST $62,965,404)                                                                 66,644,845
                                                                                              -----------
SHORT-TERM INVESTMENTS -- 5.4%
SHORT TERM BONDS -- 5.4%
Grand Forks ND Hospital Facility Revenue(c)                    1.160%  12/01/2016    400,000      400,000
Kansas State Transportation Highway Revenue - Series B-1(c)    1.130%  09/01/2020    700,000      700,000
University of North Carolina Hospital Chapel Hill Revenue(c)   1.140%  02/15/2031  2,700,000    2,700,000
                                                                                              -----------
                                                                                                3,800,000
                                                                                              -----------
TOTAL SHORT-TERM INVESTMENTS (COST $3,800,000)                                                  3,800,000
                                                                                              -----------

TOTAL INVESTMENTS -- 99.9% (COST $66,765,404)                                                 $70,444,845
OTHER ASSETS, LESS LIABILITIES -- 0.1%                                                             60,219
                                                                                              -----------
NET ASSETS -- 100.0%                                                                          $70,505,064
                                                                                              ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS:

ACA   - American Capital Access Holdings, Inc.
AMBAC - American Municipal Bond Assurance Corp.
AMT   - Alternative Minimum Tax
COP   - Certification of Participation
DFA   - Development Finance Agency
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority
FNMA  - Federal National Mortgage Association
FSA   - Financial Security Assurance
GTD   - Guaranteed
HEFA  - Health & Educational Facilities Authority
HFA   - Housing Finance Authority
IBC   - Insured Bond Certificate
IDA   - Industrial Development Authority
IFA   - Industrial Finance Authority
MBIA  - Municipal Bond Insurance Association
NCL   - Non-callable
PSF   - Permanent School Fund
SFM   - Single Family Mortgage

(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(b)  Zero coupon security.
(c) Variable Rate Security; rate indicated is as of 9/30/03. Variable rate securities that reset monthly or more frequently are considered short-term securities for reporting purposes.
#    Delayed delivery contract.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Intermediate Tax Exempt Bond Fund (the "Fund") is a separate non-diversified investment series of the Trust.

      The objective of the Fund is to provide a high level of interest income exempt from federal income taxes, while seeking preservation of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in tax exempt municipal securities issued by states, territories, and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities.

      On June 21, 2003, by vote of the Trustees, the name of the Standish Intermediate Tax Exempt Bond Fund was changed to Standish Mellon Intermediate Tax Exempt Bond Fund. In addition, the Declaration of Trust was amended to change the name of the Trust from Standish, Ayer & Wood Investment Trust to Mellon Institutional Funds Investment Trust. The name changes became effective July 1, 2003.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable fixed income obligations, if any, for which price quotations are readily available are normally valued at the last sales prices on the exchange or market on which they are primarily traded, or if not listed or no sale, at the last quoted bid prices. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Realized gains and losses from securities sold are recorded on the identified cost basis.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions on shares of the Fund are declared daily from net investment income and distributed monthly. Distributions from capital gains, if any, will be distributed annually by the Fund. Distributions from net investment income and capital gains, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash. Distributions are recorded on the ex-dividend date.

      Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards, post-October losses, losses deferred due to wash sales and net operating losses.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable or tax-exempt income or gain remaining at fiscal year end is distributed in the following year.

     E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     F. COMMITMENTS AND CONTINGENCIES

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for overall investment advisory, administrative services, and general office facilities, is paid at an annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the total Fund operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 0.65% of the Fund's average daily net assets for the year ended September 30, 2003. Pursuant to this agreement, for the year ended September 30, 2003, Standish Mellon voluntarily waived a portion of its advisory fee in the amount of $20,927. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term investments, for the year ended September 30, 2003 were $32,143,303 and $47,875,497, respectively. For the year ended September 30, 2003, the Fund did not purchase or sell any long-term U.S. Government securities.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                 YEAR ENDED             YEAR ENDED
                                                             SEPTEMBER 30, 2003     SEPTEMBER 30, 2002
                                                             ------------------     ------------------
         Shares sold                                              1,067,097              618,679
         Shares issued to shareholders in payment of
           distributions declared                                    69,868               69,126
         Shares redeemed                                         (1,647,943)            (817,983)
                                                                 ----------             --------
         Net decrease                                              (510,978)            (130,178)
                                                                 ==========             ========

      At September 30, 2003, the Fund had one shareholder of record owning approximately 18% of the Fund's outstanding shares. Investment activity of this shareholder could have a material impact on the Fund.

(5)  FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. Dividends paid by the Fund from net interest earned on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends.

      The tax basis components of distributable earnings and the federal tax cost as of September 30, 2003 was as follows:

         Unrealized appreciation                               $3,834,806
         Unrealized depreciation                                 (155,365)
                                                               ----------
         Net unrealized appreciation/depreciation               3,679,441
         Undistributed tax-exempt income                          107,980
         Undistributed ordinary income                              2,638
         Undistributed capital gains                            1,652,249
                                                               ----------
         Total distributable earnings                          $5,442,308
                                                               ==========
         Cost for federal income tax purposes                  $66,765,404

      The tax character of distributions paid during the fiscal year ended September, 30 2003, was as follows:

                                                                 AMOUNT
                                                               ----------
         Distributions paid from:
           Tax-exempt income                                   $2,788,210
           Ordinary income                                            451
           Capital gains                                          195,884

(6)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The Fund may trade the following financial instruments with off-balance sheet risk:

     FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2003, the Fund held no outstanding futures contracts.

(7)  DELAYED DELIVERY TRANSACTIONS:

      The Fund may purchase securities on a "when-issued", "delayed delivery" or "forward commitment" basis. Delivery and payment for such securities typically take longer than the customary settlement periods. The payment obligation and interest rates on the securities are fixed at the time the fund enters into such commitments, but interest will not accrue to the fund until delivery of and payment for the securities. The fund may receive compensation for such forgone interest. Although the fund will only make commitments to purchase when-issued, delayed delivery or forward commitment securities with the intention of actually acquiring the securities, the fund may sell the securities before the settlement date if deemed advisable by the investment adviser. The fund offsets in its Statement of Assets and Liabilities the payables and receivables associated with the purchases and sales of when-issued, delayed delivery or forward commitment securities that have the same coupon, settlement date and broker. When-issued, delayed delivery or forward commitment securities that are purchased from or sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities.

      Unless the fund has entered into an offsetting agreement to sell the securities, cash or liquid obligations with a market value at least equal to the amount of the fund's commitment will be segregated with the fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the fund's commitment.

      Securities purchased on a when-issued, delayed delivery or forward commitment basis may have a market value on delivery that is less than the amount paid by the fund. The fund may also sell portfolio securities on a delayed delivery basis. The market value of the securities when they are delivered may be more than the amount to be received by the fund.

      See Schedule of Investments for outstanding delayed delivery transactions.

(8)  LINE OF CREDIT:

      The Fund, other funds in the Trust and subtrusts in the Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 2003, the expense related to the commitment fee was $3,454 for the Fund.

      During the year ended September 30, 2003, the Fund had no borrowings under the credit facility.

                          REPORT OF INDEPENDENT AUDITORS

   To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon Intermediate Tax Exempt Bond Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Investment Trust: Standish Mellon Intermediate Tax Exempt Bond Fund (formerly, Standish Intermediate Tax Exempt Bond Fund) (the "Fund"), at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 21, 2003

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2003. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              28          Port Financial
c/o Decision Resources,                         11/3/1986             Board and Chief                              Corp.
Inc.                                                                  Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               28               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               28               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         28               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard         Trustee, President  Since 2003            Senior Vice                  28               None
c/o Standish Mellon Asset       and Chief                             President and Chief
Management Company LLC,     Executive Officer                         Operating Officer,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management;
7/24/65                                                               formerly Vice
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Mellon Institutional
                                                                      Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 28               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Vice President and           28               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       Mutual Funds
Management,                                     since 2002            Controller, Standish
One Boston Place                                                      Mellon Asset
Boston, MA 02108                                                      Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           28               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Vice President and           28               None
c/o Standish Mellon Asset       President                             Client Service
Management,                                                           Professional,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
6/25/70

                              Assistant Vice    Since 2001            Assistant Manager,           28               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          28               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

                   Mellon Institutional Funds Investment Trust

November 28, 2003

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2003.

This year might best be summarized as one in which risk-taking returned to the financial markets. For most of last year, market sentiment was notably bearish, characterized by a flight to quality. It's worth recalling that the first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years, with a loss of almost 14%.

In contrast, over the past 12 months, the greatest gains have been made by the stock market and the lowest-rated corporate debt. For the 12 months ended September 30, the S&P 500 has gained 22%, while the Merrill Lynch C-Rated High Yield Index advanced 42%. In keeping with the risk-taking trend, small cap stocks, as measured by the Russell 2000 Index, advanced 34%. International stocks also have enjoyed a healthy rebound, advancing 9%, as measured by the MSCI EAFE Index. In comparison, intermediate U.S. Treasuries had a total return of just 3%, after providing a total return of 13% in 2002, as measured by the Merrill Lynch 5-7 Yr. Treasury Index.

The financial markets were reacting to the increasing strength of the economy. After several sluggish quarters, economic activity in the U.S. accelerated in the summer months and remains strong. The sources of strength include a) continuing monetary ease that has induced substantial mortgage refinancing and housing activity, b) Federal fiscal stimulus from large new tax cuts and sharp increases in defense spending, and c) a gradual improvement in business capital spending after many quarters of stagnation. Soft spots to date include inventory investment, employment, state and local spending, and net exports.

The renewal of economic strength has created a schizophrenic year for the bond markets. Until late June, the market's tone had been set by an expectation of continued sluggish growth. In June, the Fed made explicit its intent to keep short-term interest rates low for a "considerable period." But the Fed announcement was perceived as a disappointment by the market, which promptly caused a sharp summer selloff in bonds. In September, bonds recouped some of their losses, as market participants felt the selloff had been overdone. The yield curve remains very steep, influenced by the Fed at the short end, but with the intermediate maturities under pressure from the large volume of Treasury financing in that sector. With the recent bump in yields and inflation still relatively quiescent, real interest rates have increased to the lower end of what have been the historic norms.

Looking ahead, it's clear that there are some serious distortions and imbalances in world economies including structural problems in Japan and core Europe, the U.S. current account deficit, and the leverage in the consumer balance sheet. It is impossible to predict when these restraints might undermine economic activity, but the latter part of 2004 or the year 2005 could be a period of vulnerability when there will be a loss of incremental fiscal stimulus as well as the lagged effect of higher interest rates.

Nevertheless, the near term economic outlook has brightened, business activity has some significant momentum which should carry over into 2004. The result should be favorable growth, especially in business investment. We expect inflation to remain modest and corporate profit growth to be reasonably strong.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.


Sincerely,

/ signed /

Patrick J. Sheppard

                   Mellon Institutional Funds Investment Trust
         Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund
                       Management Discussion and Analysis
                                 September 2003

Steady coupon income enabled municipal bonds to post solid investment results, even while interest rates fluctuated wildly in the spring and summer of 2003. For the year ended September 30, 2003, the Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund produced a total return after expenses of 3.20%. This result trailed the benchmark performance index (Lehman Muni 3,5,7 and 10 Year Index) return of 4.30%. Please note that the Massachusetts Fund invests only in bonds where interest is exempt from Massachusetts and federal income taxes, while the benchmark index is national in scope.

Interest rates plunged in the first six months of 2003, causing investors seeking incremental yield to focus on sectors and securities with more credit risk. This quest was supported by new rating agency data showing that default rates among rated municipals are historically miniscule. As rates hit 40-year lows, however, retail investors' appetites for municipal bonds dwindled, and funds flowed out of the tax-exempt market and into equities. Declining retail buying was only partly offset by growing demand among property and casualty insurers, spurred by renewed profitability in the insurance industry. Throughout the year we witnessed extraordinary monthly swings in the Fund's returns as inconsistent demand combined with heavy supply, gyrating interest rates and the growing prominence of leveraged investors, such as hedge funds, combined to escalate volatility in the municipal market.

Income-oriented sectors of the tax-free bond market were bid up in the competition for excess income, and the Fund's holdings in hospital bonds, which typically carry a significant yield premium, outperformed. In contrast, a large allocation to lower-yielding triple-A rated insured bonds lagged. Housing bonds turned in strong results when rates rose in the summer and generated favorable relative returns for the 12-month period. The Fund continues to hold a large strategic weighting in this more defensive sector.

Massachusetts bonds benefited from scarcity as fewer new bonds were offered for sale. Despite suggestions of continuing budget problems in fiscal 2004, Massachusetts state general obligations performed well, which was favorable for the Fund's relative returns. Light new issue volume, combined with strong demand from individual investors, also caused government-backed pre-refunded bonds to register strong results. An underweight position in this sector detracted from the Fund's performance.

With municipal yields still very low, we are maintaining our strategic emphasis on high quality, intermediate term municipals. We will focus on sector and security selection to produce consistently competitive returns by generating excess income. In addition, it is important to note that municipals are usually more defensive instruments, ordinarily holding their values better than Treasuries do when rates begin to rise.

It has been our privilege to manage the Fund, and we thank you for your continued support.


/s/ STEVEN W. HARVEY                                     /s/ CHRISTINE L. TODD
Steven W. Harvey                                         Christine L. Todd

--------------------------------------------------------------------------------

                   Mellon Institutional Funds Investment Trust
         Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund

             Comparison of Change in Value of $100,000 Investment in Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund, the
     Lehman Muni 3-5-7-10 Index and the Lipper Intermediate Muni Debt Index

[DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                Standish Mellon
                 Massachusetts                             Lipper
               Intermediate Tax       Lehman Muni       Intermediate
               Exempt Bond Fund     3-5-7-10 Index     Muni Debt Index
               ----------------     --------------     ---------------
     1993          111,047              110,488            111,449
     1994          109,667              110,416            110,030
     1995          119,110              120,957            119,600
     1996          124,208              126,367            124,755
     1997          133,587              135,817            133,591
     1998          143,533              145,693            142,974
     1999          143,272              147,264            142,240
     2000          150,039              155,016            149,099
     2001          164,021              169,708            162,851
     2002          175,648              183,416            174,918
     2003          181,270              191,303            180,951

------------------------------------------------------------------------------
                      Average Annual Total Return
                     (for period ended 09/30/2003)
                                                               Since Inception
1 Year           3 Year          5 Year           10 Year        11/02/1992
------           ------          ------           -------        ----------
3.20%             6.51%           4.78%            5.02%            5.60%

------------------------------------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2003, Mellon Funds Distributor, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

            Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $48,298,723)                                                      $51,063,173
  Receivable for investments sold                                          30,000
  Receivable for Fund shares sold                                             290
  Interest receivable                                                     721,357
  Prepaid expenses                                                          9,734
                                                                      -----------
    Total assets                                                       51,824,554
LIABILITIES
  Distributions payable                                      $45,062
  Accrued accounting, custody and transfer agent fees         11,379
  Accrued trustees' fees and expenses (Note 2)                 1,090
  Accrued expenses and other liabilities                      34,957
                                                              ------
    Total liabilities                                                      92,488
                                                                      -----------
NET ASSETS                                                            $51,732,066
                                                                      ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                     $47,727,866
  Accumulated net realized gain                                         1,229,428
  Undistributed net investment income                                      10,322
  Net unrealized appreciation                                           2,764,450
                                                                      -----------
TOTAL NET ASSETS                                                      $51,732,066
                                                                      ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                               2,313,801
                                                                      ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Net Assets/Shares outstanding)                                     $     22.36
                                                                      ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                         $2,640,920
EXPENSES
  Investment advisory fee (Note 2)                            $  243,971
  Accounting, custody, and transfer agent fees                   106,903
  Legal and audit services                                        40,653
  Registration fees                                                4,204
  Insurance expense                                               12,333
  Trustees' fees and expenses (Note 2)                             8,895
  Miscellaneous                                                   12,752
                                                              ----------
    Total expenses                                               429,711

Deduct:
  Waiver of investment advisory fee (Note 2)                     (33,257)
                                                              ----------
      Net expenses                                                           396,454
                                                                          ----------
        Net investment income                                              2,244,466
                                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                           1,266,092
                                                              ----------
      Net realized gain                                                    1,266,092
  Change in unrealized appreciation (depreciation)
    Investment securities                                     (1,638,036)
                                                              ----------
      Change in net unrealized appreciation (depreciation)                (1,638,036)
                                                                          ----------
    Net realized and unrealized loss                                        (371,944)
                                                                          ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $1,872,522
                                                                          ==========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   YEAR ENDED             YEAR ENDED
                                                               SEPTEMBER 30, 2003     SEPTEMBER 30, 2002
                                                              ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                           $  2,244,466            $ 2,606,342
  Net realized gain                                                  1,266,092                 88,542
  Change in net unrealized appreciation (depreciation)              (1,638,036)             1,791,653
                                                                  ------------            -----------
  Net increase in net assets from investment operations              1,872,522              4,486,537
                                                                  ------------            -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                        (2,244,466)            (2,606,362)
  From net realized gains on investments                              (113,195)                    --
                                                                  ------------            -----------
  Total distributions to shareholders                               (2,357,661)            (2,606,362)
                                                                  ------------            -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                   5,014,924              5,060,578
  Value of shares issued to shareholders in payment of
    distributions declared                                           1,421,720              1,410,185
  Cost of shares redeemed                                          (19,945,194)            (6,870,952)
                                                                  ------------            -----------
  Net decrease in net assets from Fund share transactions          (13,508,550)              (400,189)
                                                                  ------------            -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (13,993,689)             1,479,986
NET ASSETS
  At beginning of year                                              65,725,755             64,245,769
                                                                  ------------            -----------
  At end of year (including undistributed net investment
    income of $10,322 and $1,160)                                 $ 51,732,066            $65,725,755
                                                                  ============            ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          YEAR ENDED SEPTEMBER 30,
                                                              -----------------------------------------------
                                                               2003      2002      2001      2000      1999
                                                              -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 22.52   $ 21.89   $ 20.89   $ 20.85   $ 21.78
                                                              -------   -------   -------   -------   -------
FROM INVESTMENT OPERATIONS:
  Net investment income*(1)                                      0.82      0.88      0.91      0.92      0.90
  Net realized and unrealized gain (loss) on investments        (0.12)     0.63      1.00      0.04     (0.93)
                                                              -------   -------   -------   -------   -------
Total from investment operations                                 0.70      1.51      1.91      0.96     (0.03)
                                                              -------   -------   -------   -------   -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.82)    (0.88)    (0.91)    (0.92)    (0.90)
  From net realized gain on investments                         (0.04)       --        --        --        --
                                                              -------   -------   -------   -------   -------
Total distributions to shareholders                             (0.86)    (0.88)    (0.91)    (0.92)    (0.90)
                                                              -------   -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR                                  $ 22.36   $ 22.52   $ 21.89   $ 20.89   $ 20.85
                                                              =======   =======   =======   =======   =======
TOTAL RETURN+                                                    3.20%     7.09%     9.32%     4.72%    (0.18)%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                        0.65%     0.65%     0.65%     0.65%     0.65%
  Net Investment Income (to average daily net assets)*           3.68%     4.01%     4.23%     4.43%     4.19%
  Portfolio Turnover                                               25%       13%       22%       23%       22%
  Net Assets, End of Year (000's omitted)                     $51,732   $65,726   $64,246   $64,340   $63,005

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share(1)                            $  0.81   $  0.87   $  0.91       N/A       N/A

Ratios (to average daily net assets):
  Expenses                                                       0.70%     0.68%     0.65%      N/A       N/A
  Net investment income                                          3.63%     3.98%     4.23%      N/A       N/A

(1)  Calculated based on average shares outstanding.
+    Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                       PAR        VALUE
SECURITY                                                       RATE      MATURITY     VALUE     (NOTE 1A)
----------------------------------------------------------------------------------------------------------
BONDS -- 97.1%
GENERAL OBLIGATIONS -- 27.3%
Brockton MA State Qualified                                     5.650%  12/15/2004  $ 300,000  $   315,222
Commonwealth of Massachusetts                                   5.000%  12/01/2007  1,000,000    1,122,190
Commonwealth of Massachusetts                                   5.000%  12/01/2009    500,000      566,355
Commonwealth of Massachusetts                                   5.000%  12/01/2010    500,000      563,710
Commonwealth of Massachusetts NCL                               5.500%  12/01/2011  2,250,000    2,590,020
Commonwealth of Massachusetts NCL                               5.750%  10/01/2007    500,000      572,465
Commonwealth of Massachusetts NCL                               6.000%  11/01/2011    850,000    1,007,173
Commonwealth of Massachusetts Prerefunded                       5.625%  06/01/2018  1,000,000    1,163,940
Commonwealth of Massachusetts Prerefunded                       6.000%  06/01/2014  1,000,000    1,193,180
Commonwealth of Massachusetts Prerefunded - Series A            7.500%  06/01/2004    235,000      245,197
Commonwealth of Massachusetts - Series C                        5.250%  08/01/2009    835,000      938,649
Mass Bay Transportation Authority                               7.000%  03/01/2011  1,000,000    1,236,500
Mass College Building Authority                                 7.500%  05/01/2006    500,000      575,570
Mass College Building Authority                                 7.500%  05/01/2007    450,000      535,725
Mass College Building Authority                                 7.500%  05/01/2008    250,000      305,860
University of Mass Building Authority State Guarantee           6.625%  05/01/2007  1,000,000    1,164,170
                                                                                               -----------
Total General Obligations (Cost $13,253,660)                                                    14,095,926
                                                                                               -----------
GOVERNMENT BACKED -- 2.6%
Commonwealth of Massachusetts NCL - Series B                    6.500%  08/01/2008    550,000      657,294
Commonwealth of Massachusetts - Series A                        7.500%  06/01/2004     25,000       26,085
Mass HEFA Youville Hospital FHA Prerefunded - Series B          6.125%  02/15/2015    340,000      353,260
Puerto Rico Commonwealth Aqueduct & Sewer Authority FSA
  Prerefunded - Series A                                        9.000%  07/01/2009    280,000      312,298
                                                                                               -----------
Total Government Backed (Cost $1,266,366)                                                        1,348,937
                                                                                               -----------
HOUSING REVENUE -- 0.1%
Mass HFA Multi-Family Unit FNMA                                 6.300%  10/01/2013     50,000       51,214
                                                                                               -----------
Total Housing Revenue (Cost $50,965)                                                                51,214
                                                                                               -----------
INDUSTRIAL DEVELOPMENT -- 2.6%
Boston MA Industrial Development Financing Authority AMT        7.375%  05/15/2015    805,000      808,606
Mass DFA Waste Management Resource Recovery                     6.900%  12/01/2029    500,000      553,575
                                                                                               -----------
Total Industrial Development (Cost $1,305,000)                                                   1,362,181
                                                                                               -----------
INSURED BOND -- 21.3%
Commonwealth of Massachusetts AMBAC NCL AMT                     5.750%  08/01/2010  1,000,000    1,168,020
Commonwealth of Massachusetts MBIA NCL                          5.500%  11/01/2012    685,000      788,154
Mass Bay Transportation Authority FGIC                          7.000%  03/01/2011  1,055,000    1,308,422
Mass Bay Transportation Authority FGIC                          7.000%  03/01/2014    900,000    1,136,151
Mass DFA Curry College ACA                                      4.100%  03/01/2004     45,000       45,481
Mass DFA May Institute Asset Guaranty                           5.500%  09/01/2004    280,000      290,822
Mass DFA May Institute Asset Guaranty                           5.500%  09/01/2005    175,000      187,861
Mass HEFA Cape Cod Healthcare Asset Guaranty                    5.250%  11/15/2012    600,000      655,992
Mass HEFA Mass Eye and Ear ACA                                  5.000%  07/01/2005    660,000      696,914
Mass HEFA Partners FSA                                          5.500%  07/01/2007    635,000      714,775
Mass HFA Multi-Family Unit MBIA NCL                             5.550%  12/01/2004    500,000      519,640

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                      PAR        VALUE
SECURITY                                                       RATE     MATURITY     VALUE     (NOTE 1A)
---------------------------------------------------------------------------------------------------------
INSURED BOND (CONTINUED)
Mass Port Authority MBIA NCL                                    5.750%  07/01/2012  $1,000,000  $ 1,165,290
Mass Port Authority MBIA NCL AMT                                5.750%  07/01/2007     500,000      561,145
Puerto Rico Commonwealth FSA                                    5.500%  07/01/2012     400,000      464,860
Puerto Rico Commonwealth Highway & Transportation Authority
  MBIA                                                          5.500%  07/01/2013   1,140,000    1,328,465
                                                                                                -----------
Total Insured Bond (Cost $10,280,241)                                                            11,031,992
                                                                                                -----------
LEASE REVENUE -- 1.6%
Puerto Rico Housing Bank Appropriation                          5.125%  12/01/2005     750,000      805,425
                                                                                                -----------
Total Lease Revenue (Cost $747,268)                                                                 805,425
                                                                                                -----------
LOC -- 1.3%
Boston MA IFA LOC: Bank of New York                             5.875%  04/01/2030     440,000      462,264
Mass IFA Amesbury LOC: Citizens Bank AMT                        5.910%  09/01/2005     211,250      224,443
                                                                                                -----------
Total LOC (Cost $651,250)                                                                           686,707
                                                                                                -----------
REVENUE BONDS -- 30.6%
Mass Bay Transportation Authority Sales Tax Revenue             5.250%  07/01/2010   1,100,000    1,254,451
Mass DFA Biomedical Research                                    6.000%  08/01/2011     550,000      627,841
Mass DFA Deerfield Academy                                      5.000%  10/01/2013     500,000      555,245
Mass DFA Massachusetts College of Pharmacy                      5.750%  07/01/2006     280,000      303,979
Mass DFA Massachusetts College of Pharmacy and Allied Health
  Sciences NCL                                                  5.000%  07/01/2009     425,000      457,130
Mass DFA Williston School AMT                                   6.000%  10/01/2013     415,000      428,550
Mass HEFA Amherst College NCL                                   6.000%  11/01/2005     510,000      559,750
Mass HEFA Baystate Medical Center NCL                           5.000%  07/01/2010     250,000      268,602
Mass HEFA Boston College NCL                                    5.000%  06/01/2009   1,000,000    1,126,540
Mass HEFA Caritas Christi NCL                                   5.500%  07/01/2005     500,000      516,235
Mass HEFA Dana Farber Cancer Institute                          6.500%  12/01/2006     650,000      720,752
Mass HEFA Milford Hospital NCL                                  5.250%  07/15/2007     600,000      633,606
Mass HEFA No. Adams Regional Hospital                           6.750%  07/01/2009     600,000      602,520
Mass HEFA Tufts University NCL                                  5.500%  08/15/2015   1,050,000    1,224,436
Mass HEFA Winchester Hospital                                   5.750%  07/01/2024     500,000      520,525
Mass IFA Berkshire Retirement Development(a)                    6.000%  07/01/2018     530,000      548,788
Mass IFA Wentworth Institute                                    5.050%  10/01/2005     290,000      307,502
Mass Port Authority                                             5.750%  07/01/2012     700,000      804,328
Mass Port Authority                                             6.000%  07/01/2011   1,000,000    1,145,880
Mass Water Resource Authority NCL                               6.500%  07/15/2009   1,000,000    1,205,070
New England Education Loan Marketing Corp. NCL                  5.700%  07/01/2005   1,000,000    1,073,280
Puerto Rico Industrial Tour Ed Anamendez University             5.000%  02/01/2005     250,000      260,510
Puerto Rico Industrial Tour Ed Anamendez University             5.000%  02/01/2006     650,000      695,806
                                                                                                -----------
Total Revenue Bonds (Cost $15,225,074)                                                           15,841,326
                                                                                                -----------
SPECIAL REVENUES -- 9.7%
Foxborough MA Stadium                                           5.750%  06/01/2011   1,050,000    1,221,423
Mass Special Obligation NCL                                     5.000%  12/15/2013     500,000      556,405
Mass Special Obligation NCL                                     5.375%  06/01/2011     850,000      974,253

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                       PAR        VALUE
SECURITY                                                       RATE     MATURITY      VALUE     (NOTE 1A)
----------------------------------------------------------------------------------------------------------
SPECIAL REVENUES (CONTINUED)
Mass Special Obligation NCL                                    5.500%  06/01/2013  $1,000,000  $ 1,158,780
Virgin Islands Public Finance Authority                        5.625%  10/01/2010   1,000,000    1,083,710
                                                                                               -----------
Total Special Revenues (Cost $4,674,005)                                                         4,994,571
                                                                                               -----------
TOTAL BONDS (COST $47,453,829)                                                                  50,218,279
                                                                                               -----------
SHORT-TERM INVESTMENTS -- 1.6%
SHORT TERM BONDS -- 1.5%
Mass DFA Boston University(a)                                  1.080%  10/01/2042     500,000      500,000
Mass HEFA Wellesley College(a)                                 1.150%  07/01/2039     300,000      300,000
                                                                                               -----------
                                                                                                   800,000
                                                                                               -----------
REPURCHASE AGREEMENTS -- 0.1%
Tri-party repurchase agreement dated 09/30/03 with Salomon Smith Barney, Inc. and
Investors Bank and Trust Company, due 10/01/03, with a maturity value of $44,895 and an effective yield of 0.70%, collaterized by a U.S. Government Obligation
with a rate of 8.125%, a maturity date of 8/15/21 and a market value of $45,807.                    44,894
                                                                                               -----------
TOTAL SHORT-TERM INVESTMENTS (COST $844,894)                                                       844,894
                                                                                               -----------

TOTAL INVESTMENTS -- 98.7% (COST $48,298,723)                                                  $51,063,173
OTHER ASSETS, LESS LIABILITIES -- 1.3%                                                             668,893
                                                                                               -----------
NET ASSETS -- 100.0%                                                                           $51,732,066
                                                                                               ===========

NOTES TO SCHEDULE OF INVESTMENTS:

ACA   - American Capital Access Holdings, Inc.
AMBAC - American Municipal Bond Assurance Corp.
AMT   - Alternative Minimum Tax
DFA   - Development Finance Agency
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority
FNMA  - Federal National Mortgage Association
FSA   - Financial Security Assurance
HEFA  - Health & Educational Facilities Authority
HFA   - Housing Finance Authority
IFA   - Industrial Finance Authority
LOC   - Letter of Credit
MBIA  - Municipal Bond Insurance Association
NCL   - Non-callable

(a) Variable Rate Security; rate indicated is as of 9/30/03. Variable rate securities that reset monthly or more frequently are considered short- term securities for reporting purposes.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund (the "Fund") is a separate non-diversified investment series of the Trust.

      The objective of the Fund is to provide a high level of interest income exempt from Massachusetts and federal income taxes, while seeking preservation of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in tax exempt municipal securities of Massachusetts issuers and other qualifying issuers (such as Puerto Rico, the U.S. Virgin Islands, and Guam).

      Since the Fund may invest a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable general tax-exempt mutual fund.

      On June 21, 2003, by vote of the Trustees, the name of the Standish Massachusetts Intermediate Tax Exempt Bond Fund was changed to Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund. In addition, the Declaration of Trust was amended to change the name of the Trust from Standish, Ayer & Wood Investment Trust to Mellon Institutional Funds Investment Trust. The name changes became effective July 1, 2003.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable fixed income obligations, if any, for which price quotations are readily available are normally valued at the last sales prices on the exchange or market on which they are primarily traded, or if not listed or no sale, at the last quoted bid prices. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Realized gains and losses from securities sold are recorded on the identified cost basis.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions on shares of the Fund are declared daily from net investment income and distributed monthly. Distributions from capital gains, if any, will be distributed annually by the Fund. Distributions from net investment income and capital gains, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash. Distributions are recorded on the ex-dividend date.

      Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards, post-October losses, losses deferred due to wash sales and net operating losses.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable or tax-exempt income or gain remaining at fiscal year end is distributed in the following year.

     E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     F. COMMITMENTS AND CONTINGENCIES

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for overall investment advisory, administrative services, and general office facilities, is paid at an annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the total Fund operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 0.65% of the Fund's average daily net assets for the year ended September 30, 2003. Pursuant to this agreement, for the year ended September 30, 2003, Standish Mellon voluntarily waived a portion of its advisory fee in the amount of $33,257. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term investments, for the year ended September 30, 2003 were $14,716,321 and $27,313,027, respectively. For the year ended September 30, 2003, the Fund did not purchase or sell any long-term U.S. Government securities.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                 YEAR ENDED             YEAR ENDED
                                                             SEPTEMBER 30, 2003     SEPTEMBER 30, 2002
                                                            ---------------------  ---------------------
         Shares sold                                                226,054               233,126
         Shares issued to shareholders in payment of
           distributions declared                                    64,015                64,586
         Shares redeemed                                           (895,193)             (314,178)
                                                                   --------              --------
         Net decrease                                              (605,124)              (16,466)
                                                                   ========              ========

      At September 30, 2003, the Fund had one shareholder of record owning approximately 30% of the Fund's outstanding shares. Investment activity of this shareholder could have a material impact on the Fund.

(5)  FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. Dividends paid by the Fund from net interest earned on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends.

      The tax basis components of distributable earnings and the federal tax cost as of September 30, 2003 was as follows:

         Unrealized appreciation                                $2,840,885
         Unrealized depreciation                                   (76,435)
                                                                ----------
         Net unrealized appreciation/depreciation                2,764,450
         Undistributed tax-exempt income                            55,384
         Undistributed capital gains                             1,229,428
                                                                ----------
         Total distributable earnings                           $4,049,262
                                                                ==========
         Cost for federal income tax purposes                   $48,298,723

      The tax character of distributions paid during the fiscal year ended September 30, 2003, was as follows:

                                                                  AMOUNT
                                                                ----------
         Distributions paid from:
           Tax-exempt income                                    $2,244,407
           Ordinary income                                              59
           Capital gains                                           113,195

(6)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The Fund may trade the following financial instruments with off-balance sheet risk:

     FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2003, the Fund held no outstanding futures contracts.

(7)  DELAYED DELIVERY TRANSACTIONS:

      The Fund may purchase securities on a "when-issued", "delayed delivery" or "forward commitment" basis. Delivery and payment for such securities typically take longer than the customary settlement periods. The payment obligation and interest rates on the securities are fixed at the time the fund enters into such commitments, but interest will not accrue to the fund until delivery of and payment for the securities. The fund may receive compensation for such forgone interest. Although the fund will only make commitments to purchase when-issued, delayed delivery or forward commitment securities with the intention of actually acquiring the securities, the fund may sell the securities before the settlement date if deemed advisable by the investment adviser. The fund offsets in its Statement of Assets and Liabilities the payables and receivables associated with the purchases and sales of when-issued, delayed delivery or forward commitment securities that have the same coupon, settlement date and broker. When-issued, delayed delivery or forward commitment securities that are purchased from or sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities.

      Unless the fund has entered into an offsetting agreement to sell the securities, cash or liquid obligations with a market value at least equal to the amount of the fund's commitment will be segregated with the fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the fund's commitment.

      Securities purchased on a when-issued, delayed delivery or forward commitment basis may have a market value on delivery that is less than the amount paid by the fund. The fund may also sell portfolio securities on a delayed delivery basis. The market value of the securities when they are delivered may be more than the amount to be received by the fund.

      At September 30, 2003, the Fund had no outstanding delayed delivery transactions.

(8)  LINE OF CREDIT:

      The Fund, other funds in the Trust and subtrusts in the Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 2003, the expense related to the commitment fee was $2,719 for the Fund.

      During the year ended September 30, 2003, the Fund had no borrowings under the credit facility.

                          REPORT OF INDEPENDENT AUDITORS

   To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon Massachusetts Intermediate Tax Exempt Bond
   Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Investment Trust: Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund (formerly, Standish Massachusetts Intermediate Tax Exempt Bond Fund) (the "Fund"), at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 21, 2003

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2003. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              28          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               28               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               28               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         28               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard         Trustee, President  Since 2003            Senior Vice                  28               None
c/o Standish Mellon Asset       and Chief                             President and Chief
Management Company LLC,     Executive Officer                         Operating Officer,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management;
7/24/65                                                               formerly Vice
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Mellon Institutional
                                                                      Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 28               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Vice President and           28               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       Mutual Funds
Management,                                     since 2002            Controller, Standish
One Boston Place                                                      Mellon Asset
Boston, MA 02108                                                      Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           28               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Vice President and           28               None
c/o Standish Mellon Asset       President                             Client Service
Management,                                                           Professional,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
6/25/70

                              Assistant Vice    Since 2001            Assistant Manager,           28               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          28               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

                   Mellon Institutional Funds Investment Trust

November 28, 2003

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2003.

This year might best be summarized as one in which risk-taking returned to the financial markets. For most of last year, market sentiment was notably bearish, characterized by a flight to quality. It's worth recalling that the first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years, with a loss of almost 14%.

In contrast, over the past 12 months, the greatest gains have been made by the stock market and the lowest-rated corporate debt. For the 12 months ended September 30, the S&P 500 has gained 22%, while the Merrill Lynch C-Rated High Yield Index advanced 42%. In keeping with the risk-taking trend, small cap stocks, as measured by the Russell 2000 Index, advanced 34%. International stocks also have enjoyed a healthy rebound, advancing 9%, as measured by the MSCI EAFE Index. In comparison, intermediate U.S. Treasuries had a total return of just 3%, after providing a total return of 13% in 2002, as measured by the Merrill Lynch 5-7 Yr. Treasury Index.

The financial markets were reacting to the increasing strength of the economy. After several sluggish quarters, economic activity in the U.S. accelerated in the summer months and remains strong. The sources of strength include a) continuing monetary ease that has induced substantial mortgage refinancing and housing activity, b) Federal fiscal stimulus from large new tax cuts and sharp increases in defense spending, and c) a gradual improvement in business capital spending after many quarters of stagnation. Soft spots to date include inventory investment, employment, state and local spending, and net exports.

The renewal of economic strength has created a schizophrenic year for the bond markets. Until late June, the market's tone had been set by an expectation of continued sluggish growth. In June, the Fed made explicit its intent to keep short-term interest rates low for a "considerable period." But the Fed announcement was perceived as a disappointment by the market, which promptly caused a sharp summer selloff in bonds. In September, bonds recouped some of their losses, as market participants felt the selloff had been overdone. The yield curve remains very steep, influenced by the Fed at the short end, but with the intermediate maturities under pressure from the large volume of Treasury financing in that sector. With the recent bump in yields and inflation still relatively quiescent, real interest rates have increased to the lower end of what have been the historic norms.

Looking ahead, it's clear that there are some serious distortions and imbalances in world economies including structural problems in Japan and core Europe, the U.S. current account deficit, and the leverage in the consumer balance sheet. It is impossible to predict when these restraints might undermine economic activity, but the latter part of 2004 or the year 2005 could be a period of vulnerability when there will be a loss of incremental fiscal stimulus as well as the lagged effect of higher interest rates.

Nevertheless, the near term economic outlook has brightened, business activity has some significant momentum which should carry over into 2004. The result should be favorable growth, especially in business investment. We expect inflation to remain modest and corporate profit growth to be reasonably strong.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.


Sincerely,

/ signed /

Patrick J. Sheppard

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                       Management Discussion and Analysis
                                 September 2003


The Boston Company International Core Equity Fund return for the twelve months ending September 30, 2003 was 28.26% versus 26.01% for the benchmark MSCI EAFE index. The fund's return exceeds that of the benchmark by solid margins for all measurement periods since the change of strategy to actively manage individual stock holdings in 1996.

The international equity markets experienced two distinct trends during the twelve-month period. Many indexes fell to multi-year lows during March ahead of the Iraq conflict before transitioning to a strong rally as major combat ended sooner than feared. All markets posted double-digit positive twelve-month returns measured in US dollars. New Zealand, Portugal, Spain and Sweden were all up more than 50%. The weakest market, Japan, posted a respectable 18.6% return. The US dollar weakened between 5% and 15% against major currencies adding to US based investors' returns. The best performing economic sectors for the period were technology (+44%) and telecom (+48%) as investors returned to lower quality and economically leveraged companies, which had underperformed the most during the bear market. All sectors were in positive territory with the least exposed to an economic recovery, Consumer Staples (+9%), posting the lowest return. Stocks with attractive valuations relative to earnings, book value and cash flow significantly outperformed during the period, while stocks were not rewarded for improving earnings expectations.

The fund outperformed the index during the period due to our process of disciplined stock selection. Contribution to the positive relative performance was broad based with fund returns better than the index in all regions and fifteen of the twenty countries where the fund held investments. In addition, we outperformed the index in eight of the ten economic sectors. While the strong outperformance of companies with weak balance sheets worked against the fund's relative performance, especially in the technology and telecom sectors, exposure to stocks with attractive price ratios outweighed all negatives.

The portfolio continues to reflect our approach of holding stocks of companies that are attractively valued and exhibit improving business momentum. The global economy continues to improve as accommodative economic policies are now bearing fruit. Barring unexpected negative geopolitical developments or terrorism, corporate profits and stock markets continue to be well positioned for an upward trend.

/s/ REMI J. BROWNE                                        /s/ PETER CARPENTER
Remi J. Browne                                            Peter Carpenter

--------------------------------------------------------------------------------

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

             Comparison of Change in Value of $100,000 Investment in
      The Boston Company International Core Equity Fund and the EAFE Index

     [DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                      TBC International
                         Equity Fund              EAFE Index
                      -----------------           ----------
         1989              112,818                  106,335
         1990              102,925                   76,984
         1991              119,218                   93,835
         1992              109,195                   87,158
         1993              130,213                  110,127
         1994              145,274                  120,951
         1995              139,247                  127,952
         1996              151,413                  138,974
         1997              164,972                  155,906
         1998              160,148                  142,907
         1999              194,193                  187,142
         2000              207,930                  193,092
         2001              175,898                  137,994
         2002              163,987                  116,565
         2003              210,337                  146,881

    ----------------------------------------------------------------

                     Average Annual Total Return
                    (for period ended 09/30/2003)
                                                            Since
                                                          Inception
    1 Year         3 Year       5 Year       10 Year      12/08/1988
    ------         ------       ------       -------      ----------
    28.26%          0.38%        5.60%        4.91%         5.14%

    ----------------------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2003, Mellon Funds Distributor, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


            Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               THE BOSTON COMPANY INTERNATIONAL CORE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

ASSETS
  Investment in The Boston Company International Core Equity
    Portfolio ("Portfolio"), at value (Note 1A)                       $77,537,507
  Receivable for Fund shares sold                                         200,185
  Prepaid expenses                                                          9,797
                                                                      -----------
    Total assets                                                       77,747,489
LIABILITIES
  Accrued accounting, custody and transfer agent fees         $6,393
  Accrued trustees' fees and expenses (Note 2)                   619
  Accrued expenses and other liabilities                      13,178
                                                              ------
    Total liabilities                                                      20,190
                                                                      -----------
NET ASSETS                                                            $77,727,299
                                                                      ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                     $73,244,519
  Accumulated net realized loss                                        (8,790,045)
  Undistributed net investment income                                     608,298
  Net unrealized appreciation                                          12,664,527
                                                                      -----------
TOTAL NET ASSETS                                                      $77,727,299
                                                                      ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                               3,594,574
                                                                      ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Net Assets/Shares outstanding)                                     $     21.62
                                                                      ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               THE BOSTON COMPANY INTERNATIONAL CORE EQUITY FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income of
    $1,159 (Note 7))                                                      $     5,876
  Dividend income (net of foreign withholding taxes of
    $12,827)                                                                  144,043
  Dividend income allocated from Portfolio (net of foreign
    withholding taxes of $166,802)                                          1,289,147
  Interest income allocated from Portfolio                                     24,121
  Expenses allocated from Portfolio                                          (516,148)
                                                                          -----------
    Net investment income                                                     947,039
EXPENSES
  Investment advisory fee (Note 2)                            $  141,268
  Accounting, custody, and transfer agent fees                    96,811
  Legal and audit services                                        27,969
  Registration fees                                               12,174
  Insurance expense                                                7,552
  Trustees' fees and expenses (Note 2)                             5,075
  Miscellaneous                                                    9,541
                                                              ----------
    Total expenses                                               300,390

Deduct:
  Waiver of investment advisory fee (Note 2)                     (53,940)
  Reimbursement of Fund operating expenses (Note 2)              (47,363)
                                                              ----------
    Total expense deductions                                    (101,303)
                                                              ----------
      Net expenses                                                            199,087
                                                                          -----------
        Net investment income                                                 747,952
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                          (1,479,903)
    Financial futures contracts                                 (277,162)
    Foreign currency transactions and forward foreign
      currency exchange contracts                                (45,026)
  Net realized gain allocated from Portfolio on:
    Investment security transactions                             590,345
    Financial futures contracts                                  168,643
    Foreign currency transactions and forward foreign
      currency exchange contracts                                279,184
                                                              ----------
      Net realized loss                                                      (763,919)
  Change in unrealized appreciation (depreciation)
    Investment securities                                      2,110,643
    Financial futures contracts                                   54,496
    Foreign currency and forward foreign currency exchange
      contracts                                                   90,133
  Change in unrealized appreciation (depreciation) allocated from Portfolio on:
    Investment securities                                     13,965,940
    Financial futures contracts                                   66,823
    Foreign currency and forward foreign currency exchange
      contracts                                                  (61,184)
                                                              ----------
      Change in net unrealized appreciation (depreciation)                 16,226,851
                                                                          -----------
    Net realized and unrealized gain on investments                        15,462,932
                                                                          -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $16,210,884
                                                                          ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               THE BOSTON COMPANY INTERNATIONAL CORE EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED          YEAR ENDED
                                                              SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
                                                              ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                          $   747,952         $    654,362
  Net realized loss                                                 (763,919)          (4,971,953)
  Change in net unrealized appreciation (depreciation)            16,226,851             (207,218)
                                                                 -----------         ------------
  Net increase (decrease) in net assets from investment
    operations                                                    16,210,884           (4,524,809)
                                                                 -----------         ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                        (847,624)            (532,813)
                                                                 -----------         ------------
  Total distributions to shareholders                               (847,624)            (532,813)
                                                                 -----------         ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                18,786,883           25,244,645
  Value of shares issued to shareholders in payment of
    distributions declared                                           513,688              307,281
  Cost of shares redeemed                                         (8,023,768)         (17,634,108)
                                                                 -----------         ------------
  Net increase in net assets from Fund share transactions         11,276,803            7,917,818
                                                                 -----------         ------------
TOTAL INCREASE IN NET ASSETS                                      26,640,063            2,860,196
NET ASSETS
  At beginning of year                                            51,087,236           48,227,040
                                                                 -----------         ------------
  At end of year (including undistributed net investment
    income of $608,298 and $473,897)                             $77,727,299         $ 51,087,236
                                                                 ===========         ============

    The accompanying notes are an integral part of the financial statements.

                                       7

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               THE BOSTON COMPANY INTERNATIONAL CORE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       YEAR ENDED SEPTEMBER 30,
                                                           ------------------------------------------------------
                                                             2003        2002        2001        2000        1999
                                                           -------     -------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF YEAR                         $ 17.10     $ 18.53     $ 23.45     $ 23.77     $ 20.17
                                                           -------     -------     -------     -------     -------
FROM INVESTMENT OPERATIONS:
  Net investment income(1)*                                   0.23        0.25        0.24        0.24        0.27
  Net realized and unrealized gain (loss) on investments      4.55       (1.48)      (3.63)       1.42        3.98
                                                           -------     -------     -------     -------     -------
Total from investment operations                              4.78       (1.23)      (3.39)       1.66        4.25
                                                           -------     -------     -------     -------     -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 (0.26)      (0.20)      (0.20)      (0.43)      (0.33)
  From net realized gain on investments                         --          --       (1.33)      (1.55)      (0.32)
                                                           -------     -------     -------     -------     -------
Total distributions to shareholders                          (0.26)      (0.20)      (1.53)      (1.98)      (0.65)
                                                           -------     -------     -------     -------     -------
NET ASSET VALUE, END OF YEAR                               $ 21.62     $ 17.10     $ 18.53     $ 23.45     $ 23.77
                                                           =======     =======     =======     =======     =======
TOTAL RETURN+                                                28.23%      (6.77)%    (15.40)%      7.07%      21.26%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                     1.16%       1.00%       1.00%       1.00%       1.00%
  Net Investment Income (to average daily net assets)*        1.21%       1.29%       1.13%       0.98%       1.20%
  Portfolio Turnover(2)                                         17%         87%         74%        112%        195%
  Net Assets, End of Year (000's omitted)                  $77,727     $51,087     $48,227     $39,230     $39,018

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund and Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share(1)                       $ 0.19  $ 0.18  $ 0.16  $ 0.15  $ 0.18
Ratios (to average daily net assets):
  Expenses                                                 1.34%   1.33%   1.37%   1.36%   1.41%
  Net investment income                                    1.03%   0.96%   0.76%   0.62%   0.79%

(1)  Calculated based on average shares outstanding.
(2) Portfolio turnover represents activity while the Fund was investing directly in securities until January 27, 2003. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
+    Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               THE BOSTON COMPANY INTERNATIONAL CORE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Core Equity Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. Prior to the Fund's investment in the Portfolio on January 28, 2003, the Fund sought to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the MSCI Europe, Australia, Far East Index and Canada.

      Effective January 28, 2003, the Fund invests all of its investable assets in an interest of The Boston Company International Core Equity Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies located in the foreign countries represented in the MSCI Europe, Australia, Far East Index and Canada. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 99.8% at September 30, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      On June 21, 2003, by vote of the Trustees, the name of the Standish International Equity Fund was changed to The Boston Company International Core Equity Fund. In addition, the Declaration of Trust was amended to change the name of the Trust from Standish, Ayer & Wood Investment Trust to Mellon Institutional Funds Investment Trust. The name changes became effective July 1, 2003.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Prior to the Fund's investment in the Portfolio on January 28, 2003, securities for which quotations were readily available were valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities were primarily traded. Securities (including illiquid securities) for which quotations were not readily available were valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund were valued at amortized cost, which approximated market value. If the Fund acquired a short-term instrument with more than sixty days remaining to its maturity, it was valued at current market value until the sixtieth day prior to maturity and would then have been valued at amortized value based upon the value on such date unless the Trustees determined during such sixty-day period that amortized value did not represent fair value.

      Effective January 28, 2003, the Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. REPURCHASE AGREEMENTS

      Prior to the Fund's investment in the Portfolio on January 28, 2003, it was the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               THE BOSTON COMPANY INTERNATIONAL CORE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements was held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures had been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Prior to the Fund's investment in the Portfolio on January 28, 2003, the Fund held its investments directly. Securities transactions were recorded as of the trade date. Interest income was determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income was recorded on the ex-dividend date. Realized gains and losses from securities sold were recorded on the identified cost basis. The Fund did not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations were included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's book and the U.S. dollar equivalent amounts usually received or paid.

      Effective January 28, 2003, securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

     D. FOREIGN CURRENCY TRANSACTIONS

      Prior to the Fund's investment in the Portfolio on January 28, 2003, investment security valuations, other assets, and liabilities initially expressed in foreign currencies were converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses were converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts were included in net realized gains or losses.

     E. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that were not inherent in investments in domestic securities. These risks may have involved adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may have been more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

     F. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               THE BOSTON COMPANY INTERNATIONAL CORE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFICs), post-October loss deferrals, wash sales and capital loss carryovers.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     G. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     H. COMMITMENTS AND CONTINGENCIES

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE:

      Prior to the Fund's investment in the Portfolio on January 28, 2003, Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, earned an investment advisory fee from the Fund for overall investment advisory, administrative services, and general office facilities. The fee was paid monthly at the annual rate of 0.80% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the Fund's total operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 1.00% of the Fund's average daily net assets for the period ended January 27, 2003. Pursuant to this agreement, for the period ended January 27, 2003, Standish Mellon voluntarily did not impose $53,940 of its investment advisory fees. This agreement was voluntary and temporary and may have been discontinued or revised by Standish Mellon at any time. For the period ended January 27, 2003, the Fund paid $141,268 in investment advisory fees to Standish Mellon.

      On June 21, 2003, by vote of the Trustees, as part of a reorganization of the investment management operations of certain Mellon Financial Corporation's subsidiaries, Standish Mellon transferred all of its rights and obligations under the investment advisory agreements between Standish Mellon and the Trust on behalf of the Fund to The Boston Company Asset Management, LLC ("TBCAM"). The transfer of rights and obligations became effective on July 1, 2003.

      From and after January 28, 2003 (the date of the Fund's investment in the Portfolio), the Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to TBCAM for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon and TBCAM voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding commissions, taxes and extraordinary expenses) to 1.00% of the Fund's average daily net assets for the for the period from January 28, 2003 through February 28, 2003 and to 1.25% for the period from March 1, 2003 through September 30, 2003. Pursuant to these agreements, for this period ended September 30, 2003, Standish Mellon and TBCAM collectively and voluntarily reimbursed the Fund for $47,363 of its operating expenses. This agreement is temporary and voluntary and may be discontinued or revised by TBCAM at any time.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               THE BOSTON COMPANY INTERNATIONAL CORE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Effective January 28, 2003, the Fund began imposing a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 90 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee does not apply to shares that were acquired through reinvestment of distributions. The redemption fee is applicable to shares of the Fund purchased on or after January 28, 2003. For the period ended September 30, 2003, the Fund received no redemption fees.

      No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3)  INVESTMENT TRANSACTIONS:

      Prior to the Fund's investment in the Portfolio on January 28, 2003, purchases and sales of investments, other than short-term obligations, aggregated $13,968,165 and $8,840,822, respectively. On January 28, 2003, the Fund transferred all of its investable assets with a value of $55,577,761 including unrealized depreciation of $1,307,052, to the Portfolio in exchange for an interest in the Portfolio. Increases and decreases in the Fund's investment in the Portfolio for the period from January 28, 2003 to September 30, 2003 aggregated $10,361,358 and $4,208,483, respectively.

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                 YEAR ENDED             YEAR ENDED
                                                             SEPTEMBER 30, 2003     SEPTEMBER 30, 2002
                                                            ---------------------  ---------------------
         Shares sold                                                 1,014,405              1,283,041
         Shares issued to shareholders in payment of
           distributions declared                                       27,860                 15,660
         Shares redeemed                                              (434,512)              (914,343)
                                                               ---------------        ---------------
         Net increase                                                  607,753                384,358
                                                               ===============        ===============

      At September 30, 2003, three shareholders of record held approximately 19%, 17% and 11% of the total outstanding shares of the Fund, respectively. Investment activities of these shareholders could have a material impact on the Fund.

(5)  FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                    AMOUNT
                                                                  -----------
         Undistributed Ordinary Income                            $   887,700
         Accumulated loss                                          (8,301,808)

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               THE BOSTON COMPANY INTERNATIONAL CORE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At September 30, 2003, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

         CAPITAL LOSS
         CARRY OVER    EXPIRATION DATE
         ------------  ---------------
          $  429,204       9/30/2009
           3,187,202       9/30/2010
           4,685,402       9/30/2011

      The fund elected to defer to its fiscal year ending September 30, 2004 $411,933 of losses recognized during the period November 1, 2002 to September 30, 2003.

      The tax character of distributions paid during the fiscal year ended September 30, 2003, was as follows:

         Distributions paid from:
           Ordinary income                                             $847,624

      See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

(6)  FINANCIAL INSTRUMENTS:

      Prior to the Fund's investment in the Portfolio on January 28, 2003, the following instruments were used for hedging purposes as described below. However, these instruments may also have been used to seek to enhance potential gain in circumstances where hedging was not involved. The nature, risks and objectives of these instruments were set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund traded the following instruments with off-balance sheet risk:

     OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may have used options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tended to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tended to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Losses may have arose from changes in the value of the underlying instruments, if there was an illiquid secondary market for the contract or if the counterparty did not perform under the contract's terms.

      Premiums received from writing options which expired were treated as realized gains. Premiums received from writing options which were exercised or were closed were added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options were included in realized gains and losses on investment securities, except purchased options on foreign currency which were included in realized gains and losses on foreign currency transactions. If a put option written by the Fund was exercised, the premium reduced the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, had no control over whether the underlying securities may have been sold (call) or purchased (put) and as a result bore the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options were valued at the last sale price, or if no sales were reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter were valued using prices supplied by the dealers.

      The Fund did not enter into option transactions during the period ended January 27, 2003.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               THE BOSTON COMPANY INTERNATIONAL CORE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may have entered into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may have arose upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts were marked to market using the forward foreign currency rate of the underlying currency and any gains or losses were recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts were used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements.

      At January 28, 2003, any forward currency exchange contracts held by the Fund were transferred to the Portfolio.

     FUTURES CONTRACTS

      The Fund may have entered into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposited either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments were made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and were recorded for financial statement purposes as unrealized gains or losses by the Fund. There were several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponded with the value of their underlying instruments or indices, which may not have correlated with changes in the value of hedged investments. Buying futures tended to increase the Fund's exposure to the underlying instrument, while selling futures tended to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there was the risk that the Fund may not have been able to enter into a closing transaction because of an illiquid secondary market. Losses may have arose if there was an illiquid secondary market or if the counterparties did not perform under the contract's terms. The Fund entered into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses were realized upon the expiration or closing of the futures contracts. Futures contracts were valued at the quoted daily settlement prices established by the exchange on which they trade.

      At January 28, 2003, any financial futures contracts held by the Fund were transferred to the Portfolio.

(7)  SECURITY LENDING:

      Prior to the Fund's investment in the Portfolio on January 28, 2003, the Fund lent its securities to financial institutions which Standish Mellon deemed to be creditworthy. The loans were collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned was determined daily and any additional required collateral was allocated to the Fund on the next business day. For the duration of the loan, the Fund received the equivalent of the interest or dividends paid by the issuer on the securities loaned and also received compensation from the investment of the collateral. As with other extensions of credit, the Fund bore the risk of delay in recovery or even loss of rights in its securities on loan had the borrower of the securities failed financially or defaulted on its obligations to the Fund. In the event of borrower default, the Fund generally had the right to use the collateral to offset losses incurred. The Fund may have incurred a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bore the risk in the event that the interest and/or dividends received on invested collateral was not sufficient to meet the Fund's obligations due on the loans.

(8)  LINE OF CREDIT:

      Prior to the Fund's investment in the Portfolio on January 28, 2003, the Fund, other funds in the trust and subtrusts in the Portfolio Trust were parties to a committed line of credit facility, which enabled each portfolio or fund to borrow, in the aggregate, up to $25 million. Interest was charged to each participating portfolio/fund based on its borrowings at a

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               THE BOSTON COMPANY INTERNATIONAL CORE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, was allocated ratably among the participating portfolios/funds at the end of each quarter. For the period ended January 27, 2003 the commitment fee was $753 for the Fund.

      During the period ended January 27, 2003, the Fund had no borrowings under the credit facility.

                          REPORT OF INDEPENDENT AUDITORS

   To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of The Boston Company International Core Equity Fund:

   In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Investment Trust: The Boston Company International Core Equity Fund (formerly, Standish International Equity Fund) (the "Fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at September 30, 2003, by correspondence with the custodian, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 21, 2003

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
             THE BOSTON COMPANY INTERNATIONAL CORE EQUITY PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
----------------------------------------------------------------------------------
EQUITIES -- 96.2%
AUSTRALIA -- 4.0%
Boral Ltd.                                                    158,400  $   565,241
Insurance Australia Group Ltd.                                 89,100      251,810
OneSteel Ltd.                                                 152,200      221,807
QBE Insurance Group Ltd.                                      133,300      904,142
Santos Ltd.                                                    54,600      212,684
Seven Network Ltd.                                             66,500      259,492
West Australian Newspapers Holdings Ltd.                       98,100      396,160
Westpac Banking Corp.                                          27,500      303,385
                                                                       -----------
                                                                         3,114,721
                                                                       -----------
AUSTRIA -- 0.9%
Boehler-Uddeholm AG                                             4,500      241,424
OMV AG                                                          3,600      431,624
                                                                       -----------
                                                                           673,048
                                                                       -----------
BELGIUM -- 0.5%
Delhaize Group                                                  9,000      367,384
                                                                       -----------
DENMARK -- 1.7%
A P Moller-Maersk A/S                                              78      533,222
Jyske Bank A/S*                                                 8,800      378,929
TDC A/S                                                        13,500      415,829
                                                                       -----------
                                                                         1,327,980
                                                                       -----------
FINLAND -- 1.0%
Kesko Oyj, Class B                                             22,600      328,689
Nokia Oyj                                                      29,600      456,387
                                                                       -----------
                                                                           785,076
                                                                       -----------
FRANCE -- 7.7%
Banque National de Paris                                       15,700      770,889
Cap Gemini SA*                                                  9,600      398,595
Dassault Systemes SA                                            8,300      291,377
Groupe Danone                                                   2,800      427,799
Pernod-Ricard SA                                                3,200      303,425
Renault SA                                                     11,400      675,428
Sanofi-Synthelabo SA                                            6,000      365,285
Societe Generale, Class A                                      11,900      793,877
Total SA                                                        7,615    1,151,026
Vallourec SA                                                    6,230      450,132
Vinci SA                                                        5,400      389,533
                                                                       -----------
                                                                         6,017,366
                                                                       -----------
GERMANY -- 6.3%
Altana AG                                                       6,964      445,011
Celanese AG                                                    14,900      488,318
Continental AG                                                 30,300      883,472

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
             THE BOSTON COMPANY INTERNATIONAL CORE EQUITY PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
----------------------------------------------------------------------------------
GERMANY (CONTINUED)
Deutsche Telekom AG*                                           38,500  $   558,588
E.On AG                                                        15,500      757,454
Hannover Rueckversicherungs AG                                 10,900      288,578
Infineon Technologies AG*                                      23,100      302,284
Puma AG                                                         3,200      405,648
SAP AG                                                          3,920      479,500
Thyssen Krupp AG                                               21,000      282,151
                                                                       -----------
                                                                         4,891,004
                                                                       -----------
GREECE -- 1.3%
Alpha Bank AE                                                  36,100      748,599
Hellenic Petroleum SA                                          38,000      300,486
                                                                       -----------
                                                                         1,049,085
                                                                       -----------
HONG KONG -- 1.4%
CNOOC Ltd.                                                    318,000      541,556
Henderson Investment Ltd.                                     291,900      312,575
Hutchison Whampoa Ltd.                                         29,000      211,392
Regal Hotels International Holdings Ltd.*                         800           18
                                                                       -----------
                                                                         1,065,541
                                                                       -----------
IRELAND -- 1.4%
Anglo Irish Bank Corp. PLC                                     81,100      876,821
CRH PLC                                                        11,800      210,839
                                                                       -----------
                                                                         1,087,660
                                                                       -----------
ITALY -- 2.2%
Banca Intesa Spa                                              259,320      786,357
Italcementi Spa                                                17,200      197,996
Merloni Elettrodemestici Spa                                   18,100      265,564
Parmalat Finanziaria Spa                                       92,424      290,505
R.A.S. Spa                                                     12,700      194,037
                                                                       -----------
                                                                         1,734,459
                                                                       -----------
JAPAN -- 22.0%
Aisin Seiki Co. Ltd.                                           16,000      232,879
Bandai Co. Ltd.                                                20,200      516,601
Canon, Inc.                                                    19,000      930,905
Citizen Electronics Co. Ltd.                                   11,600      874,372
Dai Nippon Printing Co. Ltd.                                   40,000      549,892
Daito Trust Construction Co. Ltd.                              20,000      533,920
Fujisawa Pharmaceutical Co. Ltd.                               28,000      638,191
KDDI Corp.                                                         60      304,738
Kansai Electric Power Co., Inc.                                19,300      330,441
Matsumotokiyoshi Co. Ltd.                                       5,500      280,824
Mitsubishi Motor Corp.                                         70,000      601,131
Mitsubishi Tokyo Financial Group, Inc.                             97      613,649
Mitsui Fudosan Co. Ltd.                                        49,000      435,302
Nippon Meat Packers, Inc.                                      26,000      289,770

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
             THE BOSTON COMPANY INTERNATIONAL CORE EQUITY PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
----------------------------------------------------------------------------------
JAPAN (CONTINUED)
Nippon Telegraph and Telephone Corp.                              114  $   517,624
Nissan Motor Co. Ltd.                                         111,000    1,200,242
Nisshin Seifun Group, Inc.                                     33,000      261,773
Nok Corp.                                                      27,000      986,091
Nomura Securities Co. Ltd.                                     27,000      436,109
Ono Pharmaceutical Co. Ltd.                                    12,000      430,725
Pioneer Corp.                                                  27,200      674,874
Ricoh Corp. Ltd.                                               16,000      285,714
Sanyo Shinpan Finance Co. Ltd.                                 13,000      463,119
Seino Transportation Co. Ltd.                                  70,000      484,296
Sharp Corp.                                                    59,000      865,623
Shinko Electric Industries Co. Ltd.                            13,000      331,299
Sumitomo Electric Industries Ltd.                              67,000      559,135
Sumitomo Metal Mining Co. Ltd.                                 47,000      240,398
Sumitomo Mitsui Financial Group, Inc.                             138      557,251
Sumitomo Rubber Industries Ltd.                                57,000      283,875
TDK Corp.                                                       9,400      559,243
Tokyo Electric Power Co., Inc.                                 25,100      538,308
Toyo Suisan Kaisha Ltd.                                        27,000      300,673
                                                                       -----------
                                                                        17,108,987
                                                                       -----------
NETHERLANDS -- 3.5%
ABN Amro Holdings                                              40,000      739,434
Euronext NV                                                    12,000      292,648
Hunter Douglas NV                                               7,000      244,515
Koninklijke KPN NV*                                           111,600      836,923
Wereldhave NV                                                   9,000      571,545
                                                                       -----------
                                                                         2,685,065
                                                                       -----------
NEW ZEALAND -- 1.1%
Fletcher Building Ltd.                                        118,900      301,982
Lion Nathan Ltd.                                              143,800      523,914
                                                                       -----------
                                                                           825,896
                                                                       -----------
NORWAY -- 1.7%
Orkla ASA                                                      13,500      265,469
Storebrand ASA*                                                50,600      244,982
TGS Nopec Geophysical Co. ASA*                                 31,600      327,522
Telenor ASA                                                   106,600      475,244
                                                                       -----------
                                                                         1,313,217
                                                                       -----------
SINGAPORE -- 1.6%
Fraser & Neave Ltd.                                            60,930      362,888
Keppel Corp. Ltd.                                             190,900      579,522
Neptune Orient Lines Ltd.*                                    283,000      319,099
Sembcorp Industries Ltd.                                          153          111
                                                                       -----------
                                                                         1,261,620
                                                                       -----------

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
             THE BOSTON COMPANY INTERNATIONAL CORE EQUITY PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
----------------------------------------------------------------------------------
SPAIN -- 4.8%
Actividades de Construccion y Servicios SA                     13,400  $   568,406
Corporacion Mapfre, Compania Internacional de Reaseguros SA    50,900      556,247
Endesa SA                                                      12,401      191,928
Grupo Auxiliar Metalurgico SA                                  19,000      453,831
Inmobiliria Urbis SA                                           35,100      261,588
Red Electrica de Espana                                        22,600      299,168
Repsol SA                                                      34,800      572,686
Telefonica SA                                                  45,600      539,278
Viscofan SA                                                    35,300      268,843
                                                                       -----------
                                                                         3,711,975
                                                                       -----------
SWEDEN -- 2.6%
Getinge Indutrier AB, Class B                                  14,500      482,534
Skandinaviska Enskilda Banken AB                               48,200      526,364
Tele2 AB, Class B*                                             12,400      541,653
Trelleborg AB, Class B                                         20,100      250,672
Volvo AB, Class B                                               9,000      208,199
                                                                       -----------
                                                                         2,009,422
                                                                       -----------
SWITZERLAND -- 6.4%
Actelion Ltd.*                                                  5,150      442,752
Credit Suisse Group Registered Shares                          21,100      676,744
Geberit AG Registered Shares                                      630      234,343
Micronas Semiconductor Holding AG Registered Shares*           13,500      425,302
Novartis AG                                                    19,070      739,753
SGS Societe Generale de Surveillance Holding SA                 1,160      605,845
Saurer AG*                                                     17,900      652,243
Swiss Life Holding*                                             1,900      259,622
Syngenta AG Registered Shares                                   7,900      429,393
UBS AG Registered Shares                                        8,900      500,638
                                                                       -----------
                                                                         4,966,635
                                                                       -----------
UNITED KINGDOM -- 24.1%
Alliance & Leicester PLC                                       18,500      258,708
Alliance Unichem PLC                                           41,900      365,646
Astrazeneca PLC                                                 7,600      321,433
BG PLC                                                         39,600      166,693
BP Amoco PLC                                                  270,100    1,855,991
BT Group PLC                                                  198,700      595,075
Balfour Beatty PLC                                             69,700      234,543
Barclays PLC                                                  162,700    1,249,958
Barratt Developments PLC                                       61,200      517,269
Billiton PLC                                                   39,400      261,887
Cairn Energy PLC*                                              92,500      554,815
Cattles PLC                                                    51,900      283,232
Centrica PLC                                                  229,400      692,741
Galen Holdings PLC                                             58,700      674,377
Glaxo Wellcome PLC                                             27,700      575,630
HBOS PLC                                                       64,600      739,473

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
             THE BOSTON COMPANY INTERNATIONAL CORE EQUITY PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
----------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Inchcape PLC                                                   31,000  $   650,912
Jarvis PLC                                                     92,500      471,708
Johnston Press PLC                                             48,300      343,546
Kelda Group PLC                                                32,500      228,866
MFI Furniture Group PLC                                        86,700      266,865
Northern Rock PLC                                              50,700      563,911
Reckitt Benckiser PLC                                          44,100      887,820
Royal Bank of Scotland Group PLC                               50,608    1,288,284
Sainsbury J PLC                                                68,000      306,888
Shell Transport & Trading Co. PLC                             173,500    1,072,406
Shire Pharmaceuticals Group PLC*                               34,700      251,720
Tesco PLC Ordinary Shares                                      57,400      230,160
Vodafone Group PLC                                            767,600    1,532,559
Whitebread Holdings PLC                                        28,500      330,268
Wimpey (George) PLC                                           113,400      688,663
Wolseley PLC                                                   24,300      283,922
                                                                       -----------
                                                                        18,745,969
                                                                       -----------
TOTAL EQUITIES (COST $62,137,590)                                       74,742,110
                                                                       -----------
PREFERRED STOCKS -- 0.8%
Compagnia Assicuratrice Unipol Spa                            113,000      220,092
Fresenius AG                                                    6,000      383,130
                                                                       -----------
TOTAL PREFERRED STOCKS (COST $496,799)                                     603,222
                                                                       -----------

                                                                                    PAR
                                                               RATE    MATURITY    VALUE
                                                              ------  ----------  -------
SHORT-TERM INVESTMENTS -- 0.3%
U.S. GOVERNMENT -- 0.2%
U.S. Treasury Bill                                             0.881% 12/18/2003  $200,000     199,619
                                                                                           -----------
REPURCHASE AGREEMENTS -- 0.1%
Tri-party repurchase agreement dated 09/30/03 with Salomon Smith Barney, Inc.
and Investors Bank and Trust Company, due 10/01/03, with a maturity value of
$44,487 and an effective yield of 0.70%, collateralized by a U.S. Government
Obligation with a rate of 8.125%, a maturity date of 08/15/21 and a market value
of $45,525.                                                                                     44,486
                                                                                           -----------
TOTAL SHORT-TERM INVESTMENTS (COST $244,095)                                                   244,105
                                                                                           -----------

TOTAL INVESTMENTS -- 97.3% (COST
 $62,878,484)                             $  75,589,437
OTHER ASSETS, LESS LIABILITIES -- 2.7%        2,070,891
                                          -------------
NET ASSETS -- 100.0%                      $  77,660,328
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
             THE BOSTON COMPANY INTERNATIONAL CORE EQUITY PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                              PERCENTAGE
                                                                OF NET
INDUSTRY SECTOR                                                 ASSETS
------------------------------------------------------------------------
Financials                                                        23.6%
Consumer Discretionary                                            13.5%
Industrials                                                       10.2%
Energy                                                             9.3%
Telecommunication Services                                         8.1%
Health Care                                                        7.9%
Consumer Staples                                                   7.3%
Information Technology                                             6.9%
Materials                                                          6.3%
Utilities                                                          3.9%
Short-Term Investments                                             0.3%
                                                               -------
Total Investments                                                 97.3%

    The accompanying notes are an integral part of the financial statements.
                                       22

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
             THE BOSTON COMPANY INTERNATIONAL CORE EQUITY PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $62,878,484)                                                       $75,589,437
  Cash                                                                       1,127
  Foreign currency, at value (identified cost, $1,780,716)               1,833,148
  Receivable for investments sold                                          481,684
  Interest and dividends receivable                                        178,197
  Tax reclaim receivable                                                    50,046
  Prepaid expenses                                                           3,731
                                                                       -----------
    Total assets                                                        78,137,370
LIABILITIES
  Payable for investments purchased                           $411,437
  Payable for variation margin on open financial futures
    contracts (Note 5)                                         17,166
  Accrued accounting and custody fees                          22,138
  Accrued trustees' fees and expenses (Note 2)                    794
  Accrued expenses and other liabilities                       25,507
                                                              -------
    Total liabilities                                                      477,042
                                                                       -----------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS)             $77,660,328
                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
             THE BOSTON COMPANY INTERNATIONAL CORE EQUITY PORTFOLIO

                            STATEMENT OF OPERATIONS
 FOR THE PERIOD JANUARY 28, 2003 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER
                                    30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income (net of foreign withholding taxes of
    $166,958)                                                             $ 1,290,432
  Interest income (including securities lending income of
    $20,069 (Note 6))                                                          24,142
                                                                          -----------
    Total income                                                            1,314,574
EXPENSES
  Investment advisory fee (Note 2)                            $  352,915
  Accounting and custody fees                                    140,750
  Legal and audit services                                        25,600
  Insurance expense                                                4,234
  Trustees' fees and expenses (Note 2)                             3,900
  Miscellaneous                                                    2,488
                                                              ----------
    Total expenses                                               529,887

Deduct:
  Waiver of investment advisory fee (Note 2)                     (13,134)
                                                              ----------
      Net expenses                                                            516,753
                                                                          -----------
        Net investment income                                                 797,821
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                             593,153
    Financial futures contracts                                  169,052
    Foreign currency transactions and forward foreign
      currency exchange contracts                                279,480
                                                              ----------
      Net realized gain                                                     1,041,685
  Change in unrealized appreciation (depreciation)
    Investment securities                                     13,976,778
    Financial futures contracts                                   66,421
    Foreign currency and forward foreign currency exchange
      contracts                                                  (61,240)
                                                              ----------
      Change in net unrealized appreciation (depreciation)                 13,981,959
                                                                          -----------
    Net realized and unrealized gain                                       15,023,644
                                                                          -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $15,821,465
                                                                          ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
             THE BOSTON COMPANY INTERNATIONAL CORE EQUITY PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             FOR THE PERIOD FROM
                                                              JANUARY 28, 2003
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
                                                             SEPTEMBER 30, 2003
                                                             -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                          $   797,821
  Net realized gain                                                1,041,685
  Change in net unrealized appreciation (depreciation)            13,981,959
                                                                 -----------
  Net increase in net assets from investment operations           15,821,465
                                                                 -----------
CAPITAL TRANSACTIONS
  Assets contributed by The Boston Company International
    Core Equity Fund (including unrealized depreciation of
    $1,307,052)                                                   55,577,761
  Contributions                                                   10,906,317
  Withdrawals                                                     (4,645,215)
                                                                 -----------
  Net increase in net assets from capital transactions            61,838,863
                                                                 -----------
TOTAL INCREASE IN NET ASSETS                                      77,660,328
NET ASSETS
  At beginning of period                                                  --
                                                                 -----------
  At end of period                                               $77,660,328
                                                                 ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
             THE BOSTON COMPANY INTERNATIONAL CORE EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                               JANUARY 28, 2003
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                              SEPTEMBER 30, 2003
                                                              ------------------
TOTAL RETURN+                                                        22.46%+++
RATIOS:
  Expenses (to average daily net assets)*                             1.17%++
  Net Investment Income (to average daily net assets)*                1.81%++
  Portfolio Turnover                                                    63%+++
  Net Assets, End of Period (000's omitted)                        $77,660

-----------------

* For the period indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

Ratios (to average daily net assets):
  Expenses                                                         1.20%++
  Net investment income                                            1.78%++

+ Total return for the Portfolio includes performance of The Boston Company International Core Equity Fund prior to its conversion to a master-feeder structure and contribution of its investments to the Portfolio. Total return would have been lower in the absence of expense waivers.
++   Computed on an annualized basis.
+++  Not annualized.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
             THE BOSTON COMPANY INTERNATIONAL CORE EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Core Equity Portfolio (the "Portfolio"), a separate diversified investment series of the Portfolio Trust, commenced operations on January 28, 2003.

      The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in the foreign countries represented in the MSCI Europe, Australia, Far East Index and Canada.

      At September 30, 2003, there were two funds, The Boston Company International Core Equity Fund and Dreyfus Premier International Equity Fund invested in the Portfolio. The value of the funds' investment in the Portfolio reflects the funds' proportionate interests in the net assets of the Portfolio. At September 30, 2003, the The Boston Company International Core Equity Fund and the Dreyfus Premier International Equity Fund held approximately 99.8% and 0.2% interests in the Portfolio, respectively.

      On June 21, 2003, by vote of the Trustees, the name of the Standish International Equity Portfolio was changed to The Boston Company International Core Equity Portfolio. In addition, the Declaration of Trust was amended to change the name of the Portfolio Trust from Standish, Ayer & Wood Master Portfolio to Mellon Institutional Funds Master Portfolio. The name changes became effective July 1, 2003.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
             THE BOSTON COMPANY INTERNATIONAL CORE EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts usually received or paid.

     D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     F. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

     G. COMMITMENTS AND CONTINGENCIES

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
             THE BOSTON COMPANY INTERNATIONAL CORE EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(2)  INVESTMENT ADVISORY FEE:

      On June 21, 2003, by vote of the Trustees, as a part of a reorganization of the investment management operations of certain Mellon Financial Corporation's subsidiaries, Standish Mellon Asset Management Company LLC ("Standish Mellon") transferred all of its rights and obligations under the investment advisory agreements between Standish Mellon and the Portfolio Trust on behalf of the Portfolio to The Boston Company Asset Management, LLC ("TBCAM"). The transfer of rights and obligations became effective on July 1, 2003. For the year ended September 30, 2003, the Portfolio paid $204,658 and $148,257 in investment advisory fees to Standish Mellon and TBCAM, respectively.

      The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Portfolio's average daily net assets. Standish Mellon and TBCAM voluntarily agreed to limit the Portfolio's total operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 1.00% of the Portfolio's average daily net assets for the period from January 28, 2003 through February 28, 2003 and 1.25% for the period from March 1, 2003 through September 30, 2003. Pursuant to these agreements, for the period ended September 30, 2003, Standish Mellon and TBCAM collectively and voluntarily did not impose $13,134 of its investment advisory fees. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

      No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the period ended September 30, 2003 were $46,844,664 and $39,957,831, respectively. For the period ended September 30, 2003, the Portfolio did not purchase or sell any long-term U.S. Government securities.

(4)  FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2003, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                             $63,182,823
                                                                    ==========
         Gross unrealized appreciation                              13,452,442
         Gross unrealized depreciation                              (1,045,828)
                                                                    ----------
         Net unrealized appreciation                                $12,406,614
                                                                    ==========

(5)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

     OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
             THE BOSTON COMPANY INTERNATIONAL CORE EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Portfolio did not enter into option transactions during the period ended September 30, 2003.

     FORWARD CURRENCY EXCHANGE CONTRACTS

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At September 30, 2003, the Portfolio held no forward foreign currency exchange contracts.

     FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
             THE BOSTON COMPANY INTERNATIONAL CORE EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At September 30, 2003, the Portfolio held the following futures contracts:

                                                                        UNDERLYING FACE
         CONTRACT                            POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED LOSS
         -----------------------------------------------------------------------------------------------
         MSCI Pan-Euro (95 contracts)           Long     12/19/2003       $1,599,930        $(86,854)
         Topix Futures (8 contracts)            Long     12/11/2003          729,002         (12,204)
                                                                                            --------
                                                                                            $(99,058)
                                                                                            ========

(6)  SECURITY LENDING:

      The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

      The Portfolio loaned securities during the period ended September 30, 2003 resulting in security lending income. At September 30, 2003, the Portfolio had no securities on loan.

(7)  LINE OF CREDIT:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Mellon Institutional Funds Investment Trust (the "Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the period ended September 30, 2003, the commitment fee was $1,287 for the Portfolio.

      During the period ended September 30, 2003, the Portfolio had no borrowings under the credit facility.

(8)  TRANSFER OF ASSETS:

      Investment operations began on January 28, 2003 with the acquisition of the investable assets of the Standish International Equity Fund in exchange for an interest in the Portfolio. The value of the investments transferred totaled $55,577,761, including net unrealized depreciation of $1,307,052. The transaction was structured for tax purposes to qualify as a tax-free exchange under the Internal Revenue Code.

                          REPORT OF INDEPENDENT AUDITORS

   To the Trustees of Mellon Institutional Funds Master Portfolio and the Investors of The Boston Company International Core Equity Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Master Portfolio: The Boston Company International Core Equity Portfolio (formerly, Standish International Equity Portfolio) (the "Portfolio") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 21, 2003

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2003. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              28          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               28               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               28               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         28               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
                            Trustee, President  Since 2003            Senior Vice                  28               None
                                and Chief                             President and Chief
                            Executive Officer                         Operating Officer,
                                                                      Mellon Institutional
                                                                      Asset Management;
                                                                      formerly Vice
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Mellon Institutional
                                                                      Asset Management
Patrick J. Sheppard
c/o Standish Mellon Asset
Management Company LLC,
One Boston Place
Boston, MA 02108
7/24/65

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 28               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Vice President and           28               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       Mutual Funds
Management,                                     since 2002            Controller, Standish
One Boston Place                                                      Mellon Asset
Boston, MA 02108                                                      Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           28               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Vice President and           28               None
c/o Standish Mellon Asset       President                             Client Service
Management,                                                           Professional,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
6/25/70

                              Assistant Vice    Since 2001            Assistant Manager,           28               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          28               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

                   Mellon Institutional Funds Investment Trust

November 28, 2003

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2003.

This year might best be summarized as one in which risk-taking returned to the financial markets. For most of last year, market sentiment was notably bearish, characterized by a flight to quality. It's worth recalling that the first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years, with a loss of almost 14%.

In contrast, over the past 12 months, the greatest gains have been made by the stock market and the lowest-rated corporate debt. For the 12 months ended September 30, the S&P 500 has gained 22%, while the Merrill Lynch C-Rated High Yield Index advanced 42%. In keeping with the risk-taking trend, small cap stocks, as measured by the Russell 2000 Index, advanced 34%. International stocks also have enjoyed a healthy rebound, advancing 9%, as measured by the MSCI EAFE Index. In comparison, intermediate U.S. Treasuries had a total return of just 3%, after providing a total return of 13% in 2002, as measured by the Merrill Lynch 5-7 Yr. Treasury Index.

The financial markets were reacting to the increasing strength of the economy. After several sluggish quarters, economic activity in the U.S. accelerated in the summer months and remains strong. The sources of strength include a) continuing monetary ease that has induced substantial mortgage refinancing and housing activity, b) Federal fiscal stimulus from large new tax cuts and sharp increases in defense spending, and c) a gradual improvement in business capital spending after many quarters of stagnation. Soft spots to date include inventory investment, employment, state and local spending, and net exports.

The renewal of economic strength has created a schizophrenic year for the bond markets. Until late June, the market's tone had been set by an expectation of continued sluggish growth. In June, the Fed made explicit its intent to keep short-term interest rates low for a "considerable period." But the Fed announcement was perceived as a disappointment by the market, which promptly caused a sharp summer selloff in bonds. In September, bonds recouped some of their losses, as market participants felt the selloff had been overdone. The yield curve remains very steep, influenced by the Fed at the short end, but with the intermediate maturities under pressure from the large volume of Treasury financing in that sector. With the recent bump in yields and inflation still relatively quiescent, real interest rates have increased to the lower end of what have been the historic norms.

Looking ahead, it's clear that there are some serious distortions and imbalances in world economies including structural problems in Japan and core Europe, the U.S. current account deficit, and the leverage in the consumer balance sheet. It is impossible to predict when these restraints might undermine economic activity, but the latter part of 2004 or the year 2005 could be a period of vulnerability when there will be a loss of incremental fiscal stimulus as well as the lagged effect of higher interest rates.

Nevertheless, the near term economic outlook has brightened, business activity has some significant momentum which should carry over into 2004. The result should be favorable growth, especially in business investment. We expect inflation to remain modest and corporate profit growth to be reasonably strong.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.


Sincerely,

/ signed /

Patrick J. Sheppard

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

                       Management Discussion and Analysis
                                 September 2003

The Boston Company International Small Cap Fund advanced 36.47% for the fiscal year ended September 30, 2003, compared to a return of 38.42% for its benchmark, the Citigroup Extended Market Index (World ex US).

International small cap equity markets were quiet during the first half of this reporting period, but advanced strongly in the second half. The end of major combat in Iraq and abating fear over the impact of SARS both contributed to the more positive sentiment. Global monetary and fiscal stimulus also provided a supportive environment for economic recovery. Forward looking economic indicators such as consumer and business confidence gained in the later half of this reporting period. And finally, the recent quarterly earnings season provided enough evidence to sustain the rally through period end.

As is traditionally the case, small caps have outperformed larger cap companies in times of an improving economy. While the international small caps returned 38.4% during this reporting period, the more widely tracked MSCI EAFE index returned 26.5%.

The market move was broad based with all countries and sectors ending in double-digit positive territory. The larger markets of Japan and the United Kingdom both returned 30%. The two Nordic markets of Denmark and Sweden produced the greatest gains with returns in excess of 60%. A divergence in economic sector returns was evident with technology and telecoms advancing 62% and 112%, respectively; while consumer staples and utilities advanced a more modest 28%.

The Fund underperformed its benchmark by 1.83% during the past fiscal year. Stock selection was mixed across countries and economic sectors. In general, some of the best performing stocks in this period have been the beaten down, low quality and highly leveraged companies. Our exposure to this type of company was limited as we focus on sustainable and quality earnings growth. Positive stock selection in Japan and the United Kingdom was offset by underperformance in a few smaller markets such as Australia and France. Similarly, weak results in consumer staples and technology offset positive stock selection in financials and materials. Two standout performers included Mobistar and NOK Corp., both rising over 220% during this period.

Improving economic data and corporate news flow have supported a significant market advance. Having clearly passed an inflection point, the question remains whether this is a sustainable trend. Recent news flow from the companies we follow suggests that the optimism is justified and improvement is evident. Valuation levels, particularly in the technology sector, do not leave room for a short fall in this fragile recovery. In short, we remain cautiously optimistic. Our energy is spent searching for undervalued companies with sustainable earnings growth, which we believe is the key to long-term success.

Thank you for your continued support of The Boston Company International Small Cap Fund.


/s/ DANIEL B. LEVAN

Daniel B. LeVan

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                 THE BOSTON COMPANY INTERNATIONAL SMALL CAP FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

ASSETS
  Investment in The Boston Company International Small Cap
    Portfolio ("Portfolio"), at value (Note 1A)                       $89,378,249
  Receivable for Fund shares sold                                         200,725
  Prepaid expenses                                                          9,917
                                                                      -----------
    Total assets                                                       89,588,891
LIABILITIES
  Accrued accounting, custody and transfer agent fees         $3,124
  Accrued trustees' fees and expenses (Note 2)                   502
  Accrued expenses and other liabilities                      15,268
                                                              ------
    Total liabilities                                                      18,894
                                                                      -----------
NET ASSETS                                                            $89,569,997
                                                                      ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                     $74,242,965
  Accumulated net realized loss                                        (2,171,908)
  Undistributed net investment income                                     425,208
  Net unrealized appreciation                                          17,073,732
                                                                      -----------
TOTAL NET ASSETS                                                      $89,569,997
                                                                      ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                               7,431,200
                                                                      ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Net Assets/Shares outstanding)                                     $     12.05
                                                                      ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                THE BOSTON COMPANY INTERNATIONAL SMALL CAP FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income of
    $11,498 (Note 7))                                                     $    13,152
  Dividend income (net of foreign withholding taxes of
    $14,905)                                                                  136,592
  Dividend income allocated from Portfolio (net of foreign
    withholding taxes of $141,650)                                          1,094,648
  Interest income allocated from Portfolio                                     38,278
  Expenses allocated from Portfolio                                          (601,551)
                                                                          -----------
    Net investment income                                                     681,119
EXPENSES
  Investment advisory fee (Note 2)                            $  121,826
  Accounting, custody, and transfer agent fees                    82,060
  Legal and audit services                                        27,929
  Registration fees                                               17,050
  Insurance expense                                                5,154
  Trustees' fees and expenses (Note 2)                             3,905
  Miscellaneous                                                   11,217
                                                              ----------
    Total expenses                                               269,141

Deduct:
  Waiver of investment advisory fee (Note 2)                     (46,229)
  Reimbursement of Fund operating expenses (Note 2)              (80,863)
                                                              ----------
    Total expense deductions                                    (127,092)
                                                              ----------
      Net expenses                                                            142,049
                                                                          -----------
        Net investment income                                                 539,070
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                            (893,000)
    Financial futures contracts                                  (80,089)
    Foreign currency transactions and forward foreign
      currency exchange contracts                                 (1,409)
  Net realized gain (loss) allocated from Portfolio on:
    Investment security transactions                           2,637,476
    Financial futures contracts                                  (72,645)
    Foreign currency transactions and forward foreign
      currency exchange contracts                                225,162
                                                              ----------
      Net realized gain                                                     1,815,495
  Change in unrealized appreciation (depreciation)
    Investment securities                                      1,797,640
    Financial futures contracts                                  (37,341)
    Foreign currency and forward foreign currency exchange
      contracts                                                   16,727
  Change in unrealized appreciation (depreciation) allocated from Portfolio on:
    Investment securities                                     15,226,446
    Financial futures contracts                                  (49,992)
    Foreign currency and forward foreign currency exchange
      contracts                                                    5,848
                                                              ----------
      Change in net unrealized appreciation (depreciation)                 16,959,328
                                                                          -----------
    Net realized and unrealized gain on investments                        18,774,823
                                                                          -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $19,313,893
                                                                          ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                THE BOSTON COMPANY INTERNATIONAL SMALL CAP FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED          YEAR ENDED
                                                              SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
                                                              ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                          $   539,070         $   273,114
  Net realized gain (loss)                                         1,815,495          (1,908,161)
  Change in net unrealized appreciation (depreciation)            16,959,328           1,623,497
                                                                 -----------         -----------
  Net increase (decrease) in net assets from investment
    operations                                                    19,313,893             (11,550)
                                                                 -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                        (487,612)           (318,545)
                                                                 -----------         -----------
  Total distributions to shareholders                               (487,612)           (318,545)
                                                                 -----------         -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                44,415,601          19,481,525
  Value of shares issued to shareholders in payment of
    distributions declared                                           370,146             237,791
  Cost of shares redeemed                                         (7,812,410)         (8,005,015)
                                                                 -----------         -----------
  Net increase in net assets from Fund share transactions         36,973,337          11,714,301
                                                                 -----------         -----------
TOTAL INCREASE IN NET ASSETS                                      55,799,618          11,384,206
NET ASSETS
  At beginning of year                                            33,770,379          22,386,173
                                                                 -----------         -----------
  At end of year (including undistributed net investment
    income of $425,208 and $124,242)                             $89,569,997         $33,770,379
                                                                 ===========         ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                THE BOSTON COMPANY INTERNATIONAL SMALL CAP FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                             FOR THE PERIOD
                                                                                             FEBRUARY 1, 2000
                                                                YEAR ENDED SEPTEMBER 30,    (COMMENCEMENT OF
                                                             -----------------------------    OPERATIONS) TO
                                                               2003      2002       2001    SEPTEMBER 30, 2000
                                                             -------    -------    -------  ------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $  8.91    $  8.55    $ 10.65     $ 10.00
                                                             -------    -------    -------     -------
FROM INVESTMENT OPERATIONS:
  Net investment income*(1)                                     0.10       0.09       0.11        0.09
  Net realized and unrealized gain (loss) on investments        3.13       0.38(2)   (1.89)       0.63
                                                             -------    -------    -------     -------
Total from investment operations                                3.23       0.47      (1.78)       0.72
                                                             -------    -------    -------     -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   (0.09)     (0.11)     (0.08)      (0.07)
  From net realized gain on investments                           --         --      (0.24)         --
                                                             -------    -------    -------     -------
Total distributions to shareholders                            (0.09)     (0.11)     (0.32)      (0.07)
                                                             -------    -------    -------     -------
NET ASSET VALUE, END OF YEAR                                 $ 12.05    $  8.91    $  8.55     $ 10.65
                                                             =======    =======    =======     =======
TOTAL RETURN+++                                                36.47%      5.39%    (17.13)%      7.19%++
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                       1.39%      1.25%      1.25%       1.25%+
  Net Investment Income (to average daily net assets)*          1.01%      0.96%      1.10%       1.21%+
  Portfolio Turnover(3)                                           15%        69%        89%         70%++
  Net Assets, End of Year (000's omitted)                    $89,570    $33,770    $22,386     $17,092

-----------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund and Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share(1)                           $  0.08    $  0.04    $  0.04     $  0.01
Ratios (to average daily net assets):
  Expenses                                                      1.65%      1.82%      1.98%       2.29%+
  Net investment income                                         0.75%      0.39%      0.37%       0.17%+

(1)  Calculated based on average shares outstanding.
(2) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
(3) Portfolio turnover represents activity while the Fund was investing directly in securities until January 27, 2003. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                THE BOSTON COMPANY INTERNATIONAL SMALL CAP FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Small Cap Fund (the "Fund") is a separate diversified investment series of the Trust.

      The investment objective of the Fund is to achieve long-term growth of capital. Prior to the Fund's investment in the Portfolio on January 28, 2003, the Fund sought to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the Salomon Smith Barney Extended Market Ex-U.S. Index and, to a limited extent, emerging markets.

      Effective January 28, 2003, the Fund invests all of its investable assets in an interest of the The Boston Company International Small Cap Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities in companies that are located in foreign countries represented in the Salomon Smith Barney Extended Market Ex-U.S. Index and, to a limited extent, emerging markets. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 99.8% at September 30, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      On June 21, 2003, by vote of the Trustees, the name of the Standish International Small Cap Fund was changed to The Boston Company International Small Cap Fund. In addition, the Declaration of Trust was amended to change the name of the Trust from Standish, Ayer & Wood Investment Trust to Mellon Institutional Funds Investment Trust. The name changes became effective July 1, 2003.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Prior to the Fund's investment in the Portfolio on January 28, 2003, securities for which quotations were readily available were valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities were primarily traded. Securities (including illiquid securities) for which quotations were not readily available were valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund were valued at amortized cost, which approximated market value. If the Fund acquired a short-term instrument with more than sixty days remaining to its maturity, it was valued at current market value until the sixtieth day prior to maturity and would then have been valued at amortized value based upon the value on such date unless the Trustees determined during such sixty-day period that amortized value did not represent fair value.

      Effective January 28, 2003, the Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. REPURCHASE AGREEMENTS

      Prior to the Fund's investment in the Portfolio on January 28, 2003, it was the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                THE BOSTON COMPANY INTERNATIONAL SMALL CAP FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements was held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures had been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Prior to the Fund's investment in the Portfolio on January 28, 2003, the Fund held its investments directly. Securities transactions were recorded as of the trade date. Interest income was determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income was recorded on the ex-dividend date. Realized gains and losses from securities sold were recorded on the identified cost basis. The Fund did not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations were included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's book and the U.S. dollar equivalent amounts usually received or paid.

      Effective January 28, 2003, securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

     D. FOREIGN CURRENCY TRANSACTIONS

      Prior to the Fund's investment in the Portfolio on January 28, 2003, investment security valuations, other assets, and liabilities initially expressed in foreign currencies were converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses were converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts were included in net realized gains or losses.

     E. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that were not inherent in investments in domestic securities. These risks may have involved adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may have been more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

     F. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                THE BOSTON COMPANY INTERNATIONAL SMALL CAP FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFICs) and capital loss carryovers.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     G. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     H. COMMITMENTS AND CONTINGENCIES

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

      Prior to the Fund's investment in the Portfolio on January 28, 2003, Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, earned an investment advisory fee from the Fund for overall investment advisory, administrative services, and general office facilities. The fee was paid monthly at the annual rate of 1.00% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the Fund's total operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 1.25% of the Fund's average daily net assets for the period ended January 27, 2003. Pursuant to this agreement, for the period ended January 27, 2003, Standish Mellon voluntarily did not impose $46,229 of its investment advisory fees. This agreement was voluntary and temporary and may have been discontinued or revised by Standish Mellon at any time. For the period ended January 27, 2003, the Fund paid $121,826 in investment advisory fees to Standish Mellon.

      On June 21, 2003, by vote of the Trustees, as part of a reorganization of the investment management operations of certain Mellon Financial Corporation's subsidiaries, Standish Mellon transferred all of its rights and obligations under the investment advisory agreements between Standish Mellon and the Trust on behalf of the Fund to The Boston Company Asset Management, LLC ("TBCAM"). The transfer of rights and obligations became effective on July 1, 2003.

      From and after January 28, 2003 (the date of the Fund's investment in the Portfolio), the Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to TBCAM for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon and TBCAM voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.25% of the Fund's average daily net assets for the period from January 28, 2003 through February 28, 2003 and to 1.50% for the period from March 1, 2003 through September 30, 2003. Pursuant to these agreements, for this period ended September 30, 2003, Standish Mellon and TBCAM collectively and voluntarily reimbursed the Fund for $80,863 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                THE BOSTON COMPANY INTERNATIONAL SMALL CAP FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Effective January 28, 2003, the Fund began imposing a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 90 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee does not apply to shares that were acquired through reinvestment of distributions. The redemption fee is applicable to shares of the Fund purchased on or after January 28, 2003. For the period ended September 30, 2003, the Fund received no redemption fees.

      No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  INVESTMENT TRANSACTIONS:

      Prior to the Fund's investment in the Portfolio on January 28, 2003, purchases and sales of investments, other than short-term obligations, aggregated $10,729,628 and $5,268,538, respectively. On January 28, 2003, the Fund transferred all of its investable assets with a value of $39,701,792, including unrealized appreciation of $1,891,429, to the Portfolio in exchange for an interest in the Portfolio. Increases and decreases in the Fund's investment in the Portfolio for the period from January 28, 2003 to September 30, 2003 aggregated $35,747,306 and $4,574,519, respectively.

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                 YEAR ENDED             YEAR ENDED
                                                             SEPTEMBER 30, 2003     SEPTEMBER 30, 2002
                                                            ---------------------  ---------------------
         Shares sold                                              4,394,538              1,978,176
         Shares issued to shareholders in payment of
           distributions declared                                    36,828                 24,617
         Shares redeemed                                           (788,597)              (833,631)
                                                                 ----------             ----------
         Net increase                                             3,642,769              1,169,162
                                                                 ==========             ==========

      At September 30, 2003, one shareholder of record held approximately 30% of the total outstanding shares of the Fund. Investment activities of this shareholder could have a material impact on the Fund.

(5)  FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                    AMOUNT
                                                                 -----------
         Undistributed Ordinary Income                           $   565,710
         Accumulated loss                                         (2,171,908)

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                THE BOSTON COMPANY INTERNATIONAL SMALL CAP FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At September 30, 2003, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers were as follows:

         CAPITAL LOSS
         CARRY OVER      EXPIRATION DATE
         ------------    ---------------
          $  107,485          9/30/2009
           2,030,675          9/30/2010
              33,748          9/30/2011

      The tax character of distributions paid during the fiscal year ended September 30, 2003, was as follows:

         Distributions paid from:
           Ordinary income                                     $487,612

      See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

(6)  FINANCIAL INSTRUMENTS:

      Prior to the Fund's investment in the Portfolio on January 28, 2003, the following instruments were used for hedging purposes as described below. However, these instruments may also have been used to seek to enhance potential gain in circumstances where hedging was not involved. The nature, risks and objectives of these instruments were set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund traded the following instruments with off-balance sheet risk:

     OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may have used options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tended to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tended to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Losses may have arose from changes in the value of the underlying instruments, if there was an illiquid secondary market for the contract or if the counterparty did not perform under the contract's terms.

      Premiums received from writing options which expired were treated as realized gains. Premiums received from writing options which were exercised or were closed were added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options were included in realized gains and losses on investment securities, except purchased options on foreign currency which were included in realized gains and losses on foreign currency transactions. If a put option written by the Fund was exercised, the premium reduced the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, had no control over whether the underlying securities may have been sold (call) or purchased (put) and as a result bore the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options were valued at the last sale price, or if no sales were reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter were valued using prices supplied by the dealers.

      The Fund did not enter into option transactions during the period ended January 27, 2003.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                THE BOSTON COMPANY INTERNATIONAL SMALL CAP FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may have entered into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may have arose upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts were marked to market using the forward foreign currency rate of the underlying currency and any gains or losses were recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts were used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements.

      At January 28, 2003, any forward currency exchange contracts held by the Fund were transferred to the Portfolio.

     FUTURES CONTRACTS

      The Fund may have entered into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposited either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments were made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and were recorded for financial statement purposes as unrealized gains or losses by the Fund. There were several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponded with the value of their underlying instruments or indices, which may not have correlated with changes in the value of hedged investments. Buying futures tended to increase the Fund's exposure to the underlying instrument, while selling futures tended to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there was the risk that the Fund may not have been able to enter into a closing transaction because of an illiquid secondary market. Losses may have arose if there was an illiquid secondary market or if the counterparties did not perform under the contract's terms. The Fund entered into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses were realized upon the expiration or closing of the futures contracts. Futures contracts were valued at the quoted daily settlement prices established by the exchange on which they trade.

      At January 28, 2003, any financial futures contracts held by the Fund were transferred to the Portfolio.

(7)  SECURITY LENDING:

      Prior to the Fund's investment in the Portfolio on January 28, 2003, the Fund lent its securities to financial institutions which Standish Mellon deemed to be creditworthy. The loans were collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned was determined daily and any additional required collateral was allocated to the Fund on the next business day. For the duration of the loan, the Fund received the equivalent of the interest or dividends paid by the issuer on the securities loaned and also received compensation from the investment of the collateral. As with other extensions of credit, the Fund bore the risk of delay in recovery or even loss of rights in its securities on loan had the borrower of the securities failed financially or defaulted on its obligations to the Fund. In the event of borrower default, the Fund generally had the right to use the collateral to offset losses incurred. The Fund may have incurred a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bore the risk in the event that the interest and/or dividends received on invested collateral was not sufficient to meet the Fund's obligations due on the loans.

(8)  LINE OF CREDIT:

      Prior to the Fund's investment in the Portfolio on January 28, 2003, the Fund, other funds in the trust and subtrusts in the Portfolio Trust were parties to a committed line of credit facility, which enabled each portfolio or fund to borrow, in the aggregate, up to $25 million. Interest was charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, was allocated ratably among the participating portfolios/funds at the end of each quarter. For the period ended January 27, 2003 the commitment fee was $498 for the Fund.

      During the period ended January 27, 2003, the Fund had no borrowings under the credit facility.

                          REPORT OF INDEPENDENT AUDITORS

   To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of The Boston Company International Small Cap Fund:

   In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Investment Trust: The Boston Company International Small Cap Fund (formerly, Standish International Small Cap
   Fund) (the "Fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at September 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 21, 2003

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              THE BOSTON COMPANY INTERNATIONAL SMALL CAP PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                                 VALUE
SECURITY                                                                             SHARES    (NOTE 1A)
---------------------------------------------------------------------------------------------------------
EQUITIES -- 96.6%
AUSTRALIA -- 3.2%
Adelaide Bank Ltd.                                                                   105,900  $   599,300
Boral Ltd.                                                                           145,100      517,781
Centro Properties Group                                                              108,000      272,863
Corporate Express Australia Ltd.                                                     104,600      389,642
Macquarie Goodman Industrial Trust                                                   292,000      296,289
OneSteel Ltd.                                                                        246,300      358,943
West Australian Newspapers Holdings Ltd.                                             102,600      414,333
                                                                                              -----------
                                                                                                2,849,151
                                                                                              -----------
AUSTRIA -- 0.3%
Boehler-Uddeholm AG                                                                    4,900      262,884
                                                                                              -----------
BELGIUM -- 1.6%
Colruyt SA                                                                             5,124      442,831
Mobistar SA*                                                                          12,700      639,731
Umicore                                                                                6,000      349,890
                                                                                              -----------
                                                                                                1,432,452
                                                                                              -----------
CANADA -- 5.7%
Aber Diamond Corp.*                                                                   12,700      351,601
Canadian Western Bank                                                                 11,300      293,158
Cequel Energy, Inc.*                                                                  59,700      298,699
Finning International, Inc.                                                           20,700      489,460
Fortis, Inc.                                                                           6,700      275,628
Inmet Mining Corp.*                                                                   47,500      341,524
Kingsway Financial Services, Inc.*                                                    32,000      301,238
Metro Inc., Class A                                                                   27,900      390,861
Penn West Petroleum Ltd.*                                                             10,500      355,993
QLT, Inc.*                                                                            27,700      444,522
Rogers Wireless Communications, Inc.*                                                 18,700      289,835
Sierra Wireless, Inc.*                                                                32,500      426,395
Tundra Semiconductor Corp. Ltd.*                                                      29,900      417,771
Wheaton River Minerals Ltd.*                                                         196,200      391,207
                                                                                              -----------
                                                                                                5,067,892
                                                                                              -----------
DENMARK -- 0.6%
Jyske Bank A/S*                                                                       13,100      564,087
                                                                                              -----------
FINLAND -- 1.6%
Elcoteq Network Corp.                                                                 19,300      276,643
Kone Oyj, Class B                                                                      7,700      380,235
Nokian Renkaat Oyj                                                                     7,700      469,681
Rautaruukki Oyj*                                                                      49,200      286,910
                                                                                              -----------
                                                                                                1,413,469
                                                                                              -----------
FRANCE -- 7.3%
Bonduelle SCA                                                                          3,600      291,178

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              THE BOSTON COMPANY INTERNATIONAL SMALL CAP PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                                 VALUE
SECURITY                                                                             SHARES    (NOTE 1A)
---------------------------------------------------------------------------------------------------------
FRANCE (CONTINUED)
CNP Assurances                                                                         8,950  $   407,723
Ciments Francais, Class A                                                              4,600      285,149
Eiffage                                                                                2,811      270,638
Euler Hermes SA                                                                       10,600      406,735
Gecina SA                                                                              2,652      328,480
Groupe SEB                                                                             3,200      315,368
Imerys SA                                                                              2,700      499,118
Lagardere S.C.A.                                                                       7,000      317,583
Marionnaud Parfumeries                                                                11,298      464,089
Neopost SA                                                                            10,900      505,964
Pierre & Vacances                                                                      5,100      388,413
Remy Cointreau                                                                        11,550      391,999
Trigano                                                                                7,500      298,194
UBI Soft Entertainment SA*                                                            21,400      466,730
Vallourec SA                                                                           4,020      290,454
Vinci SA                                                                               3,600      259,688
Zodiac SA                                                                             13,100      346,670
                                                                                              -----------
                                                                                                6,534,173
                                                                                              -----------
GERMANY -- 5.9%
Aareal Bank AG                                                                        10,800      258,723
Altana AG                                                                              4,940      315,674
Celanese AG                                                                           14,000      458,822
Continental AG                                                                        22,900      667,707
Hannover Rueckversicherungs AG                                                         9,550      252,836
Medion AG                                                                             10,500      412,083
Puma AG                                                                                6,500      823,973
Singulus Technologies AG*                                                             21,700      443,915
Stada Arzneimittel AG                                                                  7,730      414,713
Thyssen Krupp AG                                                                      34,100      458,160
United Internet AG Registered Shares                                                  24,414      481,496
Vossloh AG                                                                             7,100      302,247
                                                                                              -----------
                                                                                                5,290,349
                                                                                              -----------
GREECE -- 0.4%
Germanos SA                                                                           19,500      384,354
                                                                                              -----------
HONG KONG -- 1.5%
China Pharmaceutical Group Ltd.                                                      948,000      305,767
Industrial & Commercial Bank of China Ltd.                                           279,000      334,757
Wing Lung Bank Ltd.                                                                   72,300      425,349
Xinao Gas Holdings Ltd.*                                                             600,000      282,544
                                                                                              -----------
                                                                                                1,348,417
                                                                                              -----------
IRELAND -- 1.4%
Anglo Irish Bank Corp. PLC                                                            60,000      648,696
Fyffes PLC*                                                                          186,500      332,798
Grafton Group PLC*                                                                    47,700      269,261
                                                                                              -----------
                                                                                                1,250,755
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              THE BOSTON COMPANY INTERNATIONAL SMALL CAP PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------


                                                                                                 VALUE
SECURITY                                                                             SHARES    (NOTE 1A)
---------------------------------------------------------------------------------------------------------
ITALY -- 3.4%
Autostrada Torino Milano                                                              23,700  $   305,989
Banca Popolare di Verona e Novara Scrl                                                18,500      260,645
Banche Popolari Unite Scrl*                                                           20,850      303,967
Beni Stabili Spa                                                                     603,300      315,929
Davide Campari - Milano Spa                                                            7,200      291,388
ERG Spa                                                                               90,100      456,063
Merloni Elettrodemestici Spa                                                          33,100      485,645
Parmalat Finanziaria Spa                                                             100,708      316,543
Recordati Spa                                                                         17,600      303,182
                                                                                              -----------
                                                                                                3,039,351
                                                                                              -----------
JAPAN -- 21.1%
Alpine Electronics, Inc.                                                              32,000      453,697
Arrk Corp.                                                                            12,100      585,239
Bandai Co. Ltd.                                                                       23,600      603,553
Central Glass Co Ltd.                                                                 64,000      382,484
Citizen Electronics Co. Ltd.                                                          10,000      753,769
Creed Corp.                                                                              336      744,724
Doshisha Co. Ltd.                                                                     12,800      242,929
FANCL Corp.                                                                           11,600      353,912
Fuji Soft ABC Inc.                                                                    21,300      529,442
Fujirebio, Inc.                                                                       39,000      365,712
Glory Ltd.                                                                            16,000      445,083
I-O Data Device, Inc.                                                                 21,800      377,548
Index Corp.                                                                               94      421,752
Kawasaki Kisen                                                                       147,000      502,575
Kissei Pharmaceutical Co. Ltd.                                                        28,000      414,573
Kobe Steel Ltd.*                                                                     376,000      428,500
Komeri Co. Ltd.                                                                       16,000      397,703
Koyo Seiko Co. Ltd.                                                                   58,000      542,319
Matsumotokiyoshi Co. Ltd.                                                              9,000      459,530
Meitec Corp.                                                                          14,600      537,150
Mitsui Trust Holdings, Inc.*                                                          82,200      452,159
Nippon Shokubai Co. Ltd.                                                             107,000      659,628
Nissen Co. Ltd.                                                                       33,300      612,572
Nisshin Seifun Group, Inc.                                                            36,000      285,571
Nitori Co. Ltd.                                                                        9,200      658,794
Ricoh Leasing Co. Ltd.                                                                32,000      516,296
Rohto Pharmaceutical Co. Ltd.                                                         28,800      230,266
Sanyo Shinpan Finance Co. Ltd.                                                        12,200      434,620
Sanyo Shokai Ltd.                                                                     86,000      557,179
Seino Transportation Co. Ltd.                                                         79,000      546,563
Shinko Electric Industries Co. Ltd.                                                   22,900      583,597
Showa Corp.                                                                           47,000      481,640
Showa Denko K.K.*                                                                    226,900      429,611
Sodick Co. Ltd.*                                                                      53,000      386,181
Sumisho Lease Co. Ltd.                                                                25,700      678,015
Sumitomo Rubber Industries Ltd.                                                      104,000      517,947
Tamron Co. Ltd.                                                                        8,000      328,069

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              THE BOSTON COMPANY INTERNATIONAL SMALL CAP PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                                 VALUE
SECURITY                                                                             SHARES    (NOTE 1A)
---------------------------------------------------------------------------------------------------------
JAPAN (CONTINUED)
Toho Gas Co. Ltd.                                                                    101,000  $   292,740
USS Co. Ltd.                                                                          10,800      668,701
                                                                                              -----------
                                                                                               18,862,343
                                                                                              -----------
NETHERLANDS -- 4.8%
ASM International NV*                                                                 19,300      286,997
Core Laboratories NV                                                                  18,968      266,500
Corio NV                                                                              21,100      713,167
Elsevier NV                                                                           20,900      236,444
Euronext NV                                                                           15,300      373,126
Koninklijke Ahold NV*                                                                 26,000      248,352
Koninklijke BAM Groep NV                                                              13,700      322,123
Rodamco Europe NV                                                                      3,700      191,816
Sligro Food Group NV                                                                  12,400      380,354
Stork NV                                                                              32,000      520,636
VNU NV                                                                                12,200      358,140
Wereldhave NV                                                                          6,200      393,731
                                                                                              -----------
                                                                                                4,291,386
                                                                                              -----------
NEW ZEALAND -- 0.4%
Fisher & Paykel Appliances Holdings Ltd.                                              44,000      378,174
                                                                                              -----------
NORWAY -- 0.6%
Ekornes ASA                                                                           18,000      288,789
TGS Nopec Geophysical Co. ASA*                                                        28,600      296,428
                                                                                              -----------
                                                                                                  585,217
                                                                                              -----------
PORTUGAL -- 0.6%
Banco BPI SA Registered Shares                                                       116,100      334,456
Semapa - Sociedade de Investimento e Gestao, SGPS,
  SA                                                                                  60,300      208,171
                                                                                              -----------
                                                                                                  542,627
                                                                                              -----------
SINGAPORE -- 1.2%
Fraser & Neave Ltd.                                                                   47,700      284,093
Keppel Corp. Ltd.                                                                     95,500      289,913
Neptune Orient Lines Ltd.*                                                           475,000      535,590
                                                                                              -----------
                                                                                                1,109,596
                                                                                              -----------
SOUTH KOREA -- 0.8%
Handsome Co. Ltd.                                                                     26,400      209,268
Hanjin Shipping Co. Ltd.                                                              24,800      277,596
You Eal Electronics Co. Ltd.                                                           9,000      260,671
                                                                                              -----------
                                                                                                  747,535
                                                                                              -----------
SPAIN -- 4.2%
Actividades de Construccion y Servicios SA                                            12,900      547,196
Aguas de Barcelona                                                                    24,900      329,904
Corporacion Mapfre, Compania Internacional de Reaseguros
  SA
                                                                                      40,300      440,408

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              THE BOSTON COMPANY INTERNATIONAL SMALL CAP PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                                 VALUE
SECURITY                                                                             SHARES    (NOTE 1A)
---------------------------------------------------------------------------------------------------------
SPAIN (CONTINUED)
Grupo Auxiliar Metalurgico SA                                                         24,800  $   592,368
Grupo Empresarial Ence SA                                                             14,000      256,353
Indra Sistemas SA                                                                     38,000      444,524
Inmobiliria Urbis SA                                                                  62,000      462,065
Red Electrica de Espana                                                               24,100      319,024
Telefonica Publicidad e Informacion SA                                                74,500      351,902
                                                                                              -----------
                                                                                                3,743,744
                                                                                              -----------
SWEDEN -- 1.9%
Alfa Laval AB                                                                         26,000      305,772
Castellum AB                                                                          29,000      511,579
Elekta AB*                                                                            24,500      392,618
Getinge Indutrier AB, Class B                                                         14,000      465,895
                                                                                              -----------
                                                                                                1,675,864
                                                                                              -----------
SWITZERLAND -- 5.6%
Actelion Ltd.*                                                                         4,400      378,274
Adecco SA Registered Shares                                                            8,250      408,648
Geberit AG Registered Shares                                                             970      360,814
Givaudan Registered Shares                                                               665      282,195
Lindt & Spruengli AG Registered Shares                                                    54      411,979
Logitech Intenational SA*                                                              7,210      224,953
Micronas Semiconductor Holding AG Registered
  Shares*                                                                             16,900      532,415
PSP Swiss Property AG                                                                  3,340      413,285
Saurer AG*                                                                            17,940      653,701
Sika Finanz AG                                                                         1,440      535,641
Syngenta AG Registered Shares                                                          4,300      233,720
Synthes-Stratec, Inc.                                                                    360      319,745
Vontobel Holding AG Registered Shares                                                 16,700      284,609
                                                                                              -----------
                                                                                                5,039,979
                                                                                              -----------
UNITED KINGDOM -- 22.5%
Aga Foodservice Group PLC                                                             97,100      360,268
Aggregate Industries PLC                                                             298,500      423,389
Alliance & Leicester PLC                                                              23,700      331,426
Alliance Unichem PLC                                                                  36,200      315,904
BPB PLC                                                                               51,100      271,214
Balfour Beatty PLC                                                                   103,700      348,954
Barratt Developments PLC                                                              39,300      332,168
British Airways PLC*                                                                 126,700      350,461
Cairn Energy PLC*                                                                    104,200      624,991
Cattles PLC                                                                          110,100      600,845
Countryside Properties PLC                                                            41,558      131,720
Cranswick PLC                                                                         51,000      341,537
Crest Nicholson PLC                                                                   64,300      310,249
DS Smith PLC                                                                         144,600      398,169
Dairy Crest Group PLC                                                                 38,200      293,952
Davis Service Group PLC                                                               68,500      396,047
EMAP PLC                                                                              23,100      297,862

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              THE BOSTON COMPANY INTERNATIONAL SMALL CAP PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                                 VALUE
SECURITY                                                                             SHARES    (NOTE 1A)
---------------------------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Eidos PLC*                                                                           151,800  $   337,805
Enterprise Inns PLC                                                                   41,700      646,973
Galen Holdings PLC                                                                    58,900      676,675
Gallaher Group PLC                                                                    33,800      318,579
Geest PLC                                                                             33,200      258,515
HMV Group PLC                                                                        143,500      384,396
Holidaybreak PLC                                                                      36,200      331,263
ICAP PLC                                                                              23,900      493,680
Inchcape PLC                                                                          30,700      644,613
Jarvis PLC                                                                           103,500      527,803
Johnston Press PLC                                                                    60,900      433,166
Kelda Group PLC                                                                       36,100      254,217
Kensington Group PLC                                                                 116,900      685,606
Kidde PLC                                                                            266,400      454,317
Kier Group PLC                                                                        35,700      381,333
Luminar PLC                                                                           52,500      417,967
MFI Furniture Group PLC                                                              116,100      357,359
McBride PLC                                                                          216,600      378,398
McCarthy & Stone PLC                                                                  61,800      488,409
Meggitt PLC                                                                          125,000      484,582
Misys PLC                                                                             66,000      310,215
Next PLC                                                                              21,500      402,074
Northern Rock PLC                                                                     39,600      440,451
Speedy Hire PLC                                                                       57,500      351,582
Torex PLC                                                                             73,300      672,590
Travis Perkins PLC                                                                    18,700      401,825
Ultra Electronics Holdings PLC                                                        36,100      317,734
United Business Media PLC                                                             60,700      420,634
Victrex PLC                                                                           67,000      395,735
Viridian Group PLC                                                                    35,500      311,272
Wimpey (George) PLC                                                                   82,800      502,834
Wolseley PLC                                                                          43,400      507,087
                                                                                              -----------
                                                                                               20,118,845
                                                                                              -----------
TOTAL EQUITIES (COST $69,515,721)                                                              86,532,644
                                                                                              -----------
PREFERRED STOCKS -- 1.4%
Compagnia Assicuratrice Unipol Spa                                                   115,700      225,351
Krones AG                                                                              4,600      297,703
Porsche AG                                                                               850      358,296
Rhoen-Klinikum AG - Vorzugsakt                                                         7,600      332,484
                                                                                              -----------
TOTAL PREFERRED STOCKS (COST $1,093,855)                                                        1,213,834
                                                                                              -----------
WARRANTS -- 0.0%
GERMANY -- 0.0%
Stada Arzneimittel AG, 10/13/2003*                                                     7,730       17,310
                                                                                              -----------
TOTAL WARRANTS (COST $0)                                                                           17,310
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              THE BOSTON COMPANY INTERNATIONAL SMALL CAP PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                      PAR        VALUE
SECURITY                                             RATE          MATURITY          VALUE     (NOTE 1A)
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.4%
U.S. GOVERNMENT -- 0.3%
U.S. Treasury Bill+                                 0.881%        12/18/2003        $275,000  $   274,476
                                                                                              -----------
REPURCHASE AGREEMENTS -- 1.1%
Tri-party repurchase agreement dated 09/30/03 with Salomon Smith Barney, Inc. and
Investors Bank and Trust Company, due 10/01/03, with a maturity value of $1,001,366 and an effective yield of 0.70%, collateralized by a U.S. Government Obligation with a rate of 8.125%, a maturity date of 08/15/21 and a market value of
$1,021,856.                                                                                     1,001,346
                                                                                              -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,275,795)                                                  1,275,822
                                                                                              -----------

TOTAL INVESTMENTS -- 99.4% (COST $71,885,371)                                                 $89,039,610
OTHER ASSETS, LESS LIABILITIES -- 0.6%                                                            505,281
                                                                                              -----------
NET ASSETS -- 100.0%                                                                          $89,544,891
                                                                                              ===========

NOTES TO SCHEDULE OF INVESTMENTS:

*    Non-income producing security.
+    Denotes all or part of security segregated as collateral.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              THE BOSTON COMPANY INTERNATIONAL SMALL CAP PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                               PERCENTAGE
                                                                 OF NET
INDUSTRY SECTOR                                                  ASSETS
-------------------------------------------------------------------------
Consumer Discretionary                                            20.7%
Industrials                                                       18.6%
Financials                                                        17.8%
Materials                                                         10.8%
Information Technology                                             9.6%
Consumer Staples                                                   7.3%
Health Care                                                        6.3%
Energy                                                             3.1%
Utilities                                                          2.3%
Telecommunication Services                                         1.5%
Short-Term Investments                                             1.4%
                                                                  -----
Total Investments                                                 99.4%

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              THE BOSTON COMPANY INTERNATIONAL SMALL CAP PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $71,885,371)                                                         $89,039,610
  Cash                                                                         3,238
  Foreign currency, at value (identified cost, $772,841)                     789,679
  Receivable for investments sold                                          2,135,692
  Interest and dividends receivable                                          165,924
  Tax reclaim receivable                                                      38,862
  Prepaid expenses                                                             3,265
                                                                         -----------
    Total assets                                                          92,176,270
LIABILITIES
  Payable for investments purchased                          $2,553,926
  Payable for variation margin on open financial futures
    contracts (Note 5)                                           16,604
  Accrued accounting and custody fees                            32,352
  Accrued trustees' fees and expenses (Note 2)                    1,673
  Accrued expenses and other liabilities                         26,824
                                                             ----------
    Total liabilities                                                      2,631,379
                                                                         -----------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS)               $89,544,891
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              THE BOSTON COMPANY INTERNATIONAL SMALL CAP PORTFOLIO

                            STATEMENT OF OPERATIONS
                         FOR THE PERIOD JANUARY 28, 2003
            (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income (net of foreign withholding taxes of
    $141,776)                                                             $ 1,095,677
  Interest income (including securities lending income of
    $31,952 (Note 6))                                                          38,312
                                                                          -----------
    Total income                                                            1,133,989
EXPENSES
  Investment advisory fee (Note 2)                            $  411,507
  Accounting and custody fees                                    166,391
  Legal and audit services                                        27,120
  Trustees' fees and expenses (Note 2)                             3,850
  Insurance expense                                                3,705
  Miscellaneous                                                    2,387
                                                              ----------
    Total expenses                                               614,960

Deduct:
  Waiver of investment advisory fee (Note 2)                     (12,763)
                                                              ----------
      Net expenses                                                            602,197
                                                                          -----------
        Net investment income                                                 531,792
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                           2,642,560
    Financial futures contracts                                  (72,744)
    Foreign currency transactions and forward foreign
      currency exchange contracts                                225,373
                                                              ----------
      Net realized gain                                                     2,795,189
  Change in unrealized appreciation (depreciation)
    Investment securities                                     15,240,507
    Financial futures contracts                                  (50,155)
    Foreign currency and forward foreign currency exchange
      contracts                                                    5,869
                                                              ----------
      Change in net unrealized appreciation (depreciation)                 15,196,221
                                                                          -----------
    Net realized and unrealized gain                                       17,991,410
                                                                          -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $18,523,202
                                                                          ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              THE BOSTON COMPANY INTERNATIONAL SMALL CAP PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE PERIOD FROM
                                                               JANUARY 28, 2003
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                              SEPTEMBER 30, 2003
                                                              -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                           $   531,792
  Net realized gain                                                 2,795,189
  Change in net unrealized appreciation (depreciation)             15,196,221
                                                                  -----------
  Net increase in net assets from investment operations            18,523,202
                                                                  -----------
CAPITAL TRANSACTIONS
  Assets contributed by Standish International Small Cap
    Fund (including unrealized appreciation of $1,891,429)         39,701,792
  Contributions                                                    35,896,110
  Withdrawals                                                      (4,576,213)
                                                                  -----------
  Net increase in net assets from capital transactions             71,021,689
                                                                  -----------
TOTAL INCREASE IN NET ASSETS                                       89,544,891
NET ASSETS
  At beginning of period                                                   --
                                                                  -----------
  At end of period                                                $89,544,891
                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              THE BOSTON COMPANY INTERNATIONAL SMALL CAP PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                               JANUARY 28, 2003
                                                               (COMMENCEMENT OF
                                                                OPERATIONS TO
                                                              SEPTEMBER 30, 2003
                                                              ------------------
TOTAL RETURN+                                                       36.44%+++
RATIOS:
  Expenses (to average daily net assets)*                            1.46%++
  Net Investment Income (to average daily net assets)*               1.29%++
  Portfolio Turnover                                                   46%+++
  Net Assets, End of Period (000's omitted)                       $89,545

-----------------

* For the period indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

Ratios (to average daily net assets):
  Expenses                                                           1.49%++
  Net investment income                                              1.26%++

+ Total return for the Portfolio includes performance of The Boston Company International Small Cap Fund prior to its conversion to a master-feeder structure and contribution of its investments to the Portfolio. Total return would have been lower in the absence of expense waivers.
++   Computed on an annualized basis.
+++  Not annualized.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              THE BOSTON COMPANY INTERNATIONAL SMALL CAP PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Small Cap Portfolio (the "Portfolio"), a separate diversified investment series of the Portfolio Trust, commenced operations on January 28, 2003.

      The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the Salomon Smith Barney Extended Market Ex-U.S. Index and, to a limited extent, emerging markets.

      At September 30, 2003, there were two funds, The Boston Company International Small Cap Fund and Dreyfus Premier International Small Cap Fund invested in the Portfolio. The value of the funds' investment in the Portfolio reflects the funds' proportionate interests in the net assets of the Portfolio. At September 30, 2003, The Boston Company International Small Cap Fund and the Dreyfus Premier International Small Cap Fund held approximately 99.8% and 0.2% interests in the Portfolio, respectively.

      On June 21, 2003, by vote of the Trustees, the name of the Standish International Small Cap Portfolio was changed to The Boston Company International Small Cap Portfolio. In addition, the Declaration of Trust was amended to change the name of the Portfolio Trust from Standish, Ayer & Wood Master Portfolio to Mellon Institutional Funds Master Portfolio. The name changes became effective July 1, 2003.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              THE BOSTON COMPANY INTERNATIONAL SMALL CAP PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts usually received or paid.

     D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     F. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

     G. COMMITMENTS AND CONTINGENCIES

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              THE BOSTON COMPANY INTERNATIONAL SMALL CAP PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(2)  INVESTMENT ADVISORY FEE:

      On June 21, 2003, by vote of the Trustees, as a part of a reorganization of the investment management operations of certain Mellon Financial Corporation's subsidiaries, Standish Mellon Asset Management Company LLC ("Standish Mellon") transferred all of its rights and obligations under the investment advisory agreements between Standish Mellon and the Portfolio Trust on behalf of the Portfolio to The Boston Company Asset Management, LLC ("TBCAM"). The transfer of rights and obligations became effective on July 1, 2003. For the year ended September 30, 2003, the Portfolio paid $208,701 and $202,806 in investment advisory fees to Standish Mellon and TBCAM, respectively.

      The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 1.00% of the Portfolio's average daily net assets. Standish Mellon and TBCAM voluntarily agreed to limit the Portfolio's total operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 1.25% of the Portfolio's average daily net assets for the period from January 28, 2003 through February 28, 2003 and to 1.50% for the period from March 1, 2003 through September 30, 2003. Pursuant to these agreements, for the period ended September 30, 2003, Standish Mellon and TBCAM collectively and voluntarily did not impose $12,763 of its investment advisory fees. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

      No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the period ended September 30, 2003 were $58,559,192 and $27,378,600, respectively. For the period ended September 30, 2003, the Portfolio did not purchase or sell any long-term U.S. Government securities.

(4)  FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2003, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                    $72,010,657
                                                           ==========
         Gross unrealized appreciation                     17,360,208
         Gross unrealized depreciation                       (331,255)
                                                           ----------
         Net unrealized appreciation                       $17,028,953
                                                           ==========

(5)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

     OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              THE BOSTON COMPANY INTERNATIONAL SMALL CAP PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Portfolio did not enter into option transactions during the period ended September 30, 2003.

     FORWARD CURRENCY EXCHANGE CONTRACTS

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At September 30, 2003, the Portfolio held no forward foreign currency exchange contracts.

     FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              THE BOSTON COMPANY INTERNATIONAL SMALL CAP PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At September 30, 2003, the Portfolio held the following futures contracts:

                                                                        UNDERLYING FACE
         CONTRACT                            POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED LOSS
         -----------------------------------------------------------------------------------------------
         MSCI Pan-Euro (73 contracts)           Long     12/19/2003       $1,229,420        $(79,124)
         Topix Futures (4 contracts)            Long     12/11/2003          364,501         (16,736)
                                                                                            --------
                                                                                            $(95,860)
                                                                                            ========

(6)  SECURITY LENDING:

      The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

      The Portfolio loaned securities during the period ended September 30, 2003 resulting in security lending income. At September 30, 2003, the Portfolio had no securities on loan.

(7)  LINE OF CREDIT:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Mellon Institutional Funds Investment Trust (the "Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the period ended September 30, 2003, the commitment fee was $263 for the Portfolio.

      During the period ended September 30, 2003, the Portfolio had no borrowings under the credit facility.

(8)  TRANSFER OF ASSETS:

      Investment operations began on January 28, 2003 with the acquisition of the investable assets of The Boston Company International Small Cap Fund in exchange for an interest in the Portfolio. The value of the investments transferred totaled $39,701,792, including net unrealized appreciation of $1,891,429. The transaction was structured for tax purposes to qualify as a tax-free exchange under the Internal Revenue Code.

                          REPORT OF INDEPENDENT AUDITORS

   To the Trustees of Mellon Institutional Funds Master Portfolio and the Investors of The Boston Company International Small Cap Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Master Portfolio: The Boston Company International Small Cap Portfolio (formerly, Standish International Small Cap Portfolio) (the "Portfolio") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 21, 2003

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2003. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              28          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               28               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               28               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         28               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard         Trustee, President  Since 2003            Senior Vice                  28               None
c/o Standish Mellon Asset       and Chief                             President and Chief
Management Company LLC,     Executive Officer                         Operating Officer,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management;
7/24/65                                                               formerly Vice
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Mellon Institutional
                                                                      Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
         ADDRESS,              POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
    AND DATE OF BIRTH        HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 28               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Vice President and           28               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       Mutual Funds
Management,                                     since 2002            Controller, Standish
One Boston Place                                                      Mellon Asset
Boston, MA 02108                                                      Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           28               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Vice President and           28               None
c/o Standish Mellon Asset       President                             Client Service
Management,                                                           Professional,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
6/25/70

                              Assistant Vice    Since 2001            Assistant Manager,           28               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          28               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

--------------------------------------------------------------------------------

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

             Comparison of Change in Value of $100,000 Investment in
      The Boston Company International Small Cap Fund and the Citigroup EMI
                                 (ex U.S.) Index

[DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                   TBC International        Citigroup EMI
                Small Cap Equity Fund      (ex U.S.) Index
                 --------------------      ---------------
       1996             118,543                107,917
       1997             147,408                108,293
       1998             125,511                 96,313
       1999             193,860                123,300
       2000             209,758                127,812
       2001             173,819                 94,001
       2002             183,192                 90,656
       2003             250,224                125,485

         ----------------------------------------------------------

                       Average Annual Total Return
                       (for period ended 09/30/2003
                                                            Since
                                                          Inception
         1 Year           3 Year          5 Year*         01/02/96*
         ------           ------          -------         ---------
         36.47%            6.06%          14.80%           12.56%

         ----------------------------------------------------------
         *Combined LP & MF Performance

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2003, Mellon Funds Distributor, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


            Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                   Mellon Institutional Funds Investment Trust

November 28, 2003

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2003.

This year might best be summarized as one in which risk-taking returned to the financial markets. For most of last year, market sentiment was notably bearish, characterized by a flight to quality. It's worth recalling that the first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years, with a loss of almost 14%.

In contrast, over the past 12 months, the greatest gains have been made by the stock market and the lowest-rated corporate debt. For the 12 months ended September 30, the S&P 500 has gained 22%, while the Merrill Lynch C-Rated High Yield Index advanced 42%. In keeping with the risk-taking trend, small cap stocks, as measured by the Russell 2000 Index, advanced 34%. International stocks also have enjoyed a healthy rebound, advancing 9%, as measured by the MSCI EAFE Index. In comparison, intermediate U.S. Treasuries had a total return of just 3%, after providing a total return of 13% in 2002, as measured by the Merrill Lynch 5-7 Yr. Treasury Index.

The financial markets were reacting to the increasing strength of the economy. After several sluggish quarters, economic activity in the U.S. accelerated in the summer months and remains strong. The sources of strength include a) continuing monetary ease that has induced substantial mortgage refinancing and housing activity, b) Federal fiscal stimulus from large new tax cuts and sharp increases in defense spending, and c) a gradual improvement in business capital spending after many quarters of stagnation. Soft spots to date include inventory investment, employment, state and local spending, and net exports.

The renewal of economic strength has created a schizophrenic year for the bond markets. Until late June, the market's tone had been set by an expectation of continued sluggish growth. In June, the Fed made explicit its intent to keep short-term interest rates low for a "considerable period." But the Fed announcement was perceived as a disappointment by the market, which promptly caused a sharp summer selloff in bonds. In September, bonds recouped some of their losses, as market participants felt the selloff had been overdone. The yield curve remains very steep, influenced by the Fed at the short end, but with the intermediate maturities under pressure from the large volume of Treasury financing in that sector. With the recent bump in yields and inflation still relatively quiescent, real interest rates have increased to the lower end of what have been the historic norms.

Looking ahead, it's clear that there are some serious distortions and imbalances in world economies including structural problems in Japan and core Europe, the U.S. current account deficit, and the leverage in the consumer balance sheet. It is impossible to predict when these restraints might undermine economic activity, but the latter part of 2004 or the year 2005 could be a period of vulnerability when there will be a loss of incremental fiscal stimulus as well as the lagged effect of higher interest rates.

Nevertheless, the near term economic outlook has brightened, business activity has some significant momentum which should carry over into 2004. The result should be favorable growth, especially in business investment. We expect inflation to remain modest and corporate profit growth to be reasonably strong.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.


Sincerely,

/ signed /

Patrick J. Sheppard

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund
                       Management Discussion and Analysis
                                 September 2003

The Iraqi war, the prelude to war, and the aftermath of the war have been the dominant focus for investors over the past year. Prior to the war, risk aversion was the overriding theme. Once it became clear that the war was not going to create drastically negative outcomes (no major loss of oil supply, no spillover of the conflict into other parts of the Middle East), investors shifted focus, and risky assets began a nice rebound. The shift from risk aversion to risk seeking impacted both the stock market and the bond market, where corporate bonds, especially high yield, performed very well relative to Treasuries.

For the 12 months ending September 30, 2003 The Boston Company Large Cap Core Fund (formerly known as Standish Select Value Fund) had a total return of 21.76%. This put the Fund slightly behind the S&P 500 and the Russell 1000 Value Index - both of which had a return of 24.4%. The positive return all came in the second half of the Fund's fiscal year as the markets bottomed in mid-March ahead of the Iraqi war and have been rallying ever since.

Within the markets, smaller stocks have outpaced larger stocks by 10% (the Russell 2000 was up 36.4% while the S&P 500 was up 24.4%), growth has outpaced value (especially in small caps where the Russell 2000 Growth outperformed the Value index by 10%), and technology has been the best performing sector. All of this is evidenced by the performance of the Nasdaq index which was up over 40% from the March lows.

The U.S. economy has been in a modest and uneven recovery throughout the year. Early in the year the concern was over the modest and uneven nature of the economy. Investors feared a deflationary environment that was beyond the ability of the Federal Reserve to avert. However, the pace of the recovery has quickened recently. The US consumer was bolstered by accelerated tax cuts, lower energy costs after the war, and a tremendous wave of mortgage refinancing. While the consumer continued to be the main driver for the economy, business spending has begun to show some signs of life. Foreign economies are on the upswing as well.

Regardless of the direction of the economy or the markets, the disciplined investment approach used to manage the Fund does not vary. Our unwavering focus is on finding undervalued companies with improving business momentum. The process begins with a computerized ranking of approximately 1000 large and liquid stocks. The computer modeling identifies those companies that have the most attractive combination of low valuations and business strength. Using this list of ranked candidates the analysts conduct further research to identify those companies in the best position to maintain their business momentum. The process ensures that the Fund's holdings have an attractive combination of better than average business strength and better than average valuations. The strategy does not guarantee superior performance, but we are convinced that over time it will prove to be successful.

The stock market has come a long way since the pre-war lows in March. It would not be surprising to have a pause, or a short contraction. However, we believe that there is enough economic strength to drive earnings higher, and that valuations are not overly high given the low interest rate environment. Therefore, our expectation is for modestly positive returns from stocks over the intermediate term horizon. Volatility will remain high. Both the economy and the markets continue to live with risk of another major geopolitical or terrorist event. Investors seem willing to look beyond these risks, for now at least.

Thank you for your continued support.

/s/ DAVID CAMERON                                       /s/ SEAN FITZGIBBON

David Cameron                                           Sean Fitzgibbon

--------------------------------------------------------------------------------

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company
          Large Cap Core Fund, the Russell 1000 Value, and the S&P 500

     [DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                                                            S&P 500/Russell
               TBC Large       Russell 1000     S&P 500       1000 Value
             Cap Core Fund     Value Index*     Index*       Linked Index*
             -------------     ------------     -------     ---------------
    1991        120,036           119,214       120,373         120,376
    1992        131,336           133,990       133,675         133,676
    1993        172,404           167,973       151,058         151,057
    1994        172,356           166,823       156,623         156,626
    1995        224,766           213,014       203,211         203,213
    1996        268,900           251,240       244,529         244,531
    1997        400,265           357,542       343,431         343,440
    1998        362,930           370,387       374,503         374,501
    1999        407,530           439,722       478,628         478,609
    2000        474,852           478,920       542,209         590,548
    2001        440,737           436,233       397,868         537,911
    2002        362,744           362,297       316,362         446,742
    2003        441,666           450,582       393,539         558,766

--------------------------------------------------------------------------------
                                        Average Annual Total Return
                                       (for period ended 09/30/2003)
                                                                  Since
                                                                Inception
        1 Year       3 Year       5 Year        10 Year        01/03/1991
        ------       ------       ------        -------        ----------
        21.76%       -2.39%        4.01%         9.86%           12.36%

--------------------------------------------------------------------------------
* S&P 500 Prior to 07/01/2000, then Russell 1000 Value until 7/01/2003, S&P 500 thereafter.

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2003, Mellon Funds Distributor, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

            Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                     THE BOSTON COMPANY LARGE CAP CORE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

ASSETS
  Investment in The Boston Company Large Cap Core Portfolio
    ("Portfolio"), at value (Note 1A)                                 $64,169,972
  Receivable for Fund shares sold                                          10,950
  Prepaid expenses                                                          9,537
                                                                      -----------
    Total assets                                                       64,190,459
LIABILITIES
  Payable for Fund shares redeemed                            $14,701
  Accrued accounting, custody and transfer agent fees          2,654
  Accrued trustees' fees and expenses (Note 2)                   500
  Accrued expenses and other liabilities                      22,960
                                                              ------
    Total liabilities                                                      40,815
                                                                      -----------
NET ASSETS                                                            $64,149,644
                                                                      ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                     $68,506,769
  Accumulated net realized loss                                        (6,534,050)
  Undistributed net investment income                                     309,103
  Net unrealized appreciation                                           1,867,822
                                                                      -----------
TOTAL NET ASSETS                                                      $64,149,644
                                                                      ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                               2,041,349
                                                                      ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Net Assets/Shares outstanding)                                     $     31.43
                                                                      ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                     THE BOSTON COMPANY LARGE CAP CORE FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Dividend income allocated from Portfolio (net of foreign
    withholding taxes of $1,902)                                          $ 1,066,443
  Interest income allocated from Portfolio                                      5,552
  Expenses allocated from Portfolio                                          (392,511)
                                                                          -----------
    Net investment income allocated from Portfolio                            679,484
EXPENSES
  Accounting, custody, and transfer agent fees                $   29,132
  Legal and audit services                                        26,419
  Registration fees                                               17,857
  Trustees' fees and expenses (Note 2)                             2,000
  Insurance expense                                                1,253
  Miscellaneous                                                   13,112
                                                              ----------
    Total expenses                                                89,773

Deduct:
  Reimbursement of Fund operating expenses (Note 2)              (89,773)
                                                              ----------
      Net expenses                                                                  0
                                                                          -----------
        Net investment income                                                 679,484
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized loss allocated from Portfolio on:
    Investment security transactions                          (2,932,764)
    Financial futures contracts                                 (311,626)
                                                              ----------
      Net realized loss                                                    (3,244,390)

  Change in unrealized appreciation (depreciation) allocated from Portfolio on:
    Investment securities                                     12,596,895
    Financial futures contracts                                  292,429
                                                              ----------
      Change in net unrealized appreciation (depreciation)                 12,889,324
                                                                          -----------
    Net realized and unrealized gain on investments                         9,644,934
                                                                          -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $10,324,418
                                                                          ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                     THE BOSTON COMPANY LARGE CAP CORE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED          YEAR ENDED
                                                              SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
                                                              ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                          $    679,484        $    684,812
  Net realized loss                                                (3,244,390)         (3,287,772)
  Change in net unrealized appreciation (depreciation)             12,889,324          (8,709,996)
                                                                 ------------        ------------
  Net increase (decrease) in net assets from investment
    operations                                                     10,324,418         (11,312,956)
                                                                 ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                         (675,158)           (457,813)
  From net realized gains on investments                                   --          (4,820,365)
                                                                 ------------        ------------
  Total distributions to shareholders                                (675,158)         (5,278,178)
                                                                 ------------        ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                 11,259,233          11,256,447
  Value of shares issued to shareholders in payment of
    distributions declared                                            566,287           5,062,343
  Cost of shares redeemed                                         (12,354,505)        (20,186,837)
                                                                 ------------        ------------
  Net decrease in net assets from Fund share transactions            (528,985)         (3,868,047)
                                                                 ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             9,120,275         (20,459,181)
NET ASSETS
  At beginning of year                                             55,029,369          75,488,550
                                                                 ------------        ------------
  At end of year (including undistributed net investment
    income of $309,103 and $318,903)                             $ 64,149,644        $ 55,029,369
                                                                 ============        ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                     THE BOSTON COMPANY LARGE CAP CORE FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           YEAR ENDED SEPTEMBER 30,
                                                           ------------------------------------------------------
                                                             2003       2002         2001       2000       1999
                                                           -------    -------      -------    -------    --------
NET ASSET VALUE, BEGINNING OF YEAR                         $ 26.13    $ 34.00      $ 41.71    $ 37.79    $  37.47
                                                           -------    -------      -------    -------    --------
FROM INVESTMENT OPERATIONS:
  Net investment income*(1)                                   0.36       0.32         0.39       0.29        0.29
  Net realized and unrealized gain (loss) on investments      5.30      (5.77)(3)    (2.77)      5.73        4.49
                                                           -------    -------      -------    -------    --------
Total from investment operations                              5.66      (5.45)       (2.38)      6.02        4.78
                                                           -------    -------      -------    -------    --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 (0.36)     (0.21)       (0.29)     (0.23)      (0.23)
  From net realized gain on investments                         --      (2.21)       (5.04)     (1.87)      (4.23)
                                                           -------    -------      -------    -------    --------
Total distributions to shareholders                          (0.36)     (2.42)       (5.33)     (2.10)      (4.46)
                                                           -------    -------      -------    -------    --------
NET ASSET VALUE, END OF YEAR                               $ 31.43    $ 26.13      $ 34.00    $ 41.71    $  37.79
                                                           =======    =======      =======    =======    ========
TOTAL RETURN+                                                21.76%    (17.70)%      (7.18)%    16.52%      12.29%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*(2)                  0.71%      0.71%        0.71%      0.71%       0.66%
  Net Investment Income (to average daily net assets)*        1.23%      0.96%        1.00%      0.76%       0.74%
  Net Assets, End of Year (000's omitted)                  $64,150    $55,029      $75,489    $93,315    $130,556

-----------------

* For the periods indicated, the investment adviser voluntarily agreed to reimburse the Fund and Portfolio for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share(1)                       $ 0.29  $ 0.27  $ 0.38  $ 0.28   N/A
Ratios (to average daily net assets):
  Expenses(2)                                              0.93%   0.83%   0.73%   0.73%  N/A
  Net investment income                                    1.01%   0.84%   0.98%   0.74%  N/A

(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's share of The Boston Company Large Cap Core Portfolio's allocated expenses.
(3)  Amount includes litigation proceeds received by the Fund for $0.02.
+    Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                     THE BOSTON COMPANY LARGE CAP CORE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Large Cap Core Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund invests all of its investable assets in an interest of The Boston Company Large Cap Core Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities in companies that appear to be undervalued relative to underlying business fundamentals. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at September 30, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      On June 21, 2003, by vote of the Trustees, the name of the Standish Select Value Fund was changed to The Boston Company Large Cap Core Fund. In addition, the Declaration of Trust was amended to change the name of the Trust from Standish, Ayer & Wood Investment Trust to Mellon Institutional Funds Investment Trust. The name changes became effective July 1, 2003.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

     C. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for wash sales, post-October losses and realized and unrealized gains or losses on futures.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                     THE BOSTON COMPANY LARGE CAP CORE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      investment income and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     D. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     E. COMMITMENT AND CONTINGENCIES

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE:

      On June 21, 2003, by vote of the Trustees, as part of a reorganization of the investment management operations of certain Mellon Financial Corporation's subsidiaries, Standish Mellon Asset Management Company LLC ("Standish Mellon") transferred all of its rights and obligations under the investment advisory agreements between Standish Mellon and the Trust on behalf of the Fund to The Boston Company Asset Management, LLC ("TBCAM"). The transfer of rights and obligations became effective
      July 1, 2003.

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to TBCAM for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon and TBCAM voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding commissions, taxes and extraordinary expenses) to 0.71% of the Fund's average daily net assets for the year ended September 30, 2003. Pursuant to this agreement, for the year ended September 30, 2003, Standish Mellon and TBCAM collectively and voluntarily reimbursed the Fund for $89,773 of its operating expenses. Effective November 1, 2003, the voluntary expense limitation was changed to 0.90% of the Fund's average daily net assets. This agreement is temporary and voluntary and may be discontinued or revised by TBCAM at any time.

      No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2003 aggregated $11,278,147 and $12,439,866, respectively.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                     THE BOSTON COMPANY LARGE CAP CORE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                 YEAR ENDED             YEAR ENDED
                                                             SEPTEMBER 30, 2003     SEPTEMBER 30, 2002
                                                            ---------------------  ---------------------
        Shares sold                                                   358,946                340,111
         Shares issued to shareholders in payment of
           distributions declared                                       19,336                147,995
         Shares redeemed                                              (443,179)              (602,275)
                                                               ---------------        ---------------
         Net decrease                                                  (64,897)              (114,169)
                                                               ===============        ===============

      At September 30, 2003, two shareholders of record held approximately 14% and 13% of the total outstanding shares of the Fund, respectively. Investment activities of these shareholders could have a material impact on the Fund.

(5)  FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      At September 30, 2003, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers are $55,983 and $3,778,182 which expire on September 30, 2010 and 2011, respectively. The Fund elected to defer to its fiscal year ending September 30, 2004 $2,464,625 of losses recognized during the period November 1, 2002 to September 30, 2003.

      The tax character of distributions paid during the fiscal year ended September 30, 2003, was as follows:

                                                                      AMOUNT
                                                                    -----------
         Distributions paid from:
           Ordinary income                                          $   675,158

      As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

         Undistributed ordinary income                              $  309,103
         Capital loss carryover                                     (3,834,165)

      See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                          REPORT OF INDEPENDENT AUDITORS

   To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Large Cap Core Fund:

   In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Investment Trust: The Boston Company Large Cap Core Fund (formerly, Standish Select Value Fund) (the "Fund"), at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at September 30, 2003 with the custodian, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 21, 2003

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY LARGE CAP CORE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
----------------------------------------------------------------------------------
EQUITIES -- 97.0%
BASIC INDUSTRY -- 4.1%
Dow Chemical                                                    9,700  $   315,638
Du Pont (E.I.) de Nemours                                       9,700      388,097
General Electric Co.                                           53,400    1,591,854
International Paper Co.                                         8,400      327,768
                                                                       -----------
                                                                         2,623,357
                                                                       -----------
CAPITAL GOODS -- 5.7%
Caterpiller, Inc.                                               9,700      667,748
Deere & Co.                                                     8,300      442,473
Eaton Corp.                                                     6,900      611,478
Ingersoll Rand Co., Class A                                    11,100      593,184
Northrop Grumman Corp.                                          2,800      241,416
Paccar, Inc.                                                    7,600      567,644
United Technologies Corp.                                       6,900      533,232
                                                                       -----------
                                                                         3,657,175
                                                                       -----------
CONSUMER STABLE -- 8.9%
Anheuser-Busch Cos., Inc.                                       5,500      271,370
Coca-Cola Enterprises, Inc.                                    20,800      396,448
CVS Corp.                                                      19,100      593,246
Dean Foods Co.*                                                14,600      453,038
Dial Corp.                                                     14,600      314,484
Energizer Holdings, Inc.*                                       9,700      356,669
Fortune Brands, Inc.                                            7,800      442,650
General Mills, Inc.                                            12,500      588,375
Kellogg Co.                                                    12,500      416,875
PepsiCo, Inc.                                                  13,100      600,373
Procter & Gamble Co.                                           13,900    1,290,198
                                                                       -----------
                                                                         5,723,726
                                                                       -----------
EARLY CYCLICAL -- 2.6%
Black & Decker Corp.                                           10,400      421,720
BorgWarner, Inc.                                                2,800      189,980
Johnson Controls, Inc.                                          2,100      198,660
Lowe's Cos., Inc.                                               8,900      461,910
Whirlpool Corp.                                                 5,500      372,735
                                                                       -----------
                                                                         1,645,005
                                                                       -----------
ENERGY -- 5.8%
Anadarko Petroleum Corp.                                        6,200      258,912
BP PLC Sponsored ADR                                           15,390      647,919
Chesapeake Energy Corp.                                        32,600      351,428
Chevron Texaco Corp.                                            3,466      247,646
ConocoPhillips                                                  9,000      492,750

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY LARGE CAP CORE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
----------------------------------------------------------------------------------
ENERGY (CONTINUED)
Exxon Mobil Corp.                                              38,104  $ 1,394,606
Occidental Petroleum Corp.                                      9,000      317,070
                                                                       -----------
                                                                         3,710,331
                                                                       -----------
FINANCIAL -- 18.8%
ACE Ltd.                                                        9,000      297,720
AMBAC, Inc.                                                     4,850      310,400
American Express Co.                                            9,000      405,540
American International Group, Inc.                             12,549      724,077
Axis Capital Holdings Ltd.                                     10,800      269,460
Bank of America Corp.                                          13,300    1,037,932
Citigroup, Inc.                                                36,466    1,659,568
Federal Home Loan Mortgage Corp.                                5,200      272,220
Federal National Mortgage Association                           6,500      456,300
Goldman Sachs                                                  10,800      906,120
JP Morgan Chase & Co.                                          14,600      501,218
Lincoln National Corp.                                         12,500      442,250
Medco Health Solutions, Inc.*                                   1,097       28,445
Merrill Lynch & Co.                                             6,200      331,886
MetLife, Inc.                                                   4,500      126,225
Morgan Stanley                                                  6,600      333,036
New York Community Bancorp, Inc.                               11,966      377,049
Prudential Financial, Inc.                                     13,200      493,152
Travelers Property Casualty Corp., Class B                     16,800      266,784
US Bancorp                                                     25,600      614,144
Wachovia Corp.                                                 22,900      943,251
Washington Mutual, Inc.                                         8,400      330,708
Wells Fargo & Co.                                              18,000      927,000
                                                                       -----------
                                                                        12,054,485
                                                                       -----------
GROWTH CYCLICAL -- 8.6%
Best Buy Co., Inc.*                                             9,800      465,696
Brinker International, Inc.*                                    9,700      323,592
Coach, Inc.*                                                    5,500      300,300
Gap Stores                                                     27,700      474,224
McDonald's Corp.                                               19,100      449,614
Nordstrom, Inc.                                                 9,700      240,657
Staples, Inc.*                                                 38,800      921,500
Viacom, Inc., Class B                                          16,200      620,460
Wal-Mart Stores, Inc.                                          22,900    1,278,965
Walt Disney Co. (The)                                          22,100      445,757
                                                                       -----------
                                                                         5,520,765
                                                                       -----------
HEALTH CARE -- 12.9%
AdvancePCS*                                                    10,400      473,928
Alcon, Inc.                                                     6,200      348,130
Amgen, Inc.*                                                   16,600    1,071,862
Becton Dickinson & Co                                          11,800      426,216
Coventry Health Care, Inc.*                                     5,700      300,618

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY LARGE CAP CORE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
----------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
Hillenbrand Industries, Inc.                                    9,000  $   507,780
Johnson & Johnson                                               6,200      307,024
Omnicare, Inc.                                                  9,700      349,782
Pfizer, Inc.                                                   65,320    1,984,421
Sicor, Inc.*                                                   14,600      281,488
STERIS Corp.*                                                  13,200      303,864
Varian Medical Systems, Inc.*                                   5,500      316,140
Watson Pharmaceutical, Inc.*                                    7,300      304,337
Wellpoint Health Networks, Inc.*                                5,500      423,940
Wyeth Corp.                                                    18,700      862,070
                                                                       -----------
                                                                         8,261,600
                                                                       -----------
OTHER -- 1.8%
S&P 500 Depository Receipt                                     11,700    1,169,415
                                                                       -----------
REAL ESTATE -- 0.4%
Boston Properties, Inc., REIT                                   6,600      286,902
                                                                       -----------
SERVICES -- 7.5%
BellSouth Corp.                                                13,176      312,008
Cendant Corp.*                                                 20,100      375,669
CenturyTel, Inc.                                                9,700      328,733
Comcast Corp., Class A*                                        16,706      515,881
Cox Communications, Inc., Class A*                             14,600      461,652
Fair Issac Corp.                                                5,500      324,280
FedEx Corp.                                                     4,200      270,606
First Data Corp.                                                7,600      303,696
Fox Entertainment Group, Inc., Class A*                         9,700      271,503
SBC Communications, Inc.                                       22,200      493,950
Tribune Co.                                                    11,100      509,490
Verizon Communications, Inc.                                   19,000      616,360
                                                                       -----------
                                                                         4,783,828
                                                                       -----------
TECHNOLOGY -- 16.9%
Analog Devices*                                                11,100      422,022
Cisco Systems, Inc.*                                           61,700    1,205,618
Cognizant Technology Solutions Corp.*                          10,400      379,288
Dell, Inc.*                                                    18,700      624,393
Electronic Arts, Inc.*                                          4,200      387,366
EMC Corp.*                                                     38,300      483,729
Fisher Scientific International, Inc.*                         11,200      444,528
Hewlett-Packard Co.                                            21,500      416,240
Intel Corp.                                                    45,100    1,240,701
International Business Machine                                 11,800    1,042,294
Lam Research Corp.*                                            11,800      261,370
Microsoft Corp.                                                72,100    2,003,659
National Semiconductor Corp.*                                   9,000      290,610
Oracle Corp.*                                                  35,400      397,188
Texas Instruments, Inc.                                        11,800      269,040

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY LARGE CAP CORE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
----------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
UTStarcom, Inc.*                                               22,900  $   728,449
Veritas Software Corp.*                                         7,600      238,640
                                                                       -----------
                                                                        10,835,135
                                                                       -----------
UTILITIES -- 3.0%
Constellation Energy Group, Inc.                                9,700      347,066
Dominion Resources, Inc.                                        9,000      557,100
Exelon Corp.                                                   11,100      704,850
Wisconsin Energy Corp.                                         11,100      339,327
                                                                       -----------
                                                                         1,948,343
                                                                       -----------
TOTAL EQUITIES (COST $59,102,652)                                       62,220,067
                                                                       -----------

                                                                                    PAR
                                                               RATE    MATURITY    VALUE
                                                              ------  ----------  -------
SHORT-TERM INVESTMENTS -- 5.5%
U.S. GOVERNMENT -- 0.5%
U.S. Treasury Bill+                                            0.881% 12/18/2003  $300,000     299,429
                                                                                           -----------
REPURCHASE AGREEMENTS -- 5.0%
Tri-party repurchase agreement dated 09/30/03 with Salomon Smith Barney, Inc.
and Investors Bank and Trust Company, due 10/01/03, with a maturity value of
$3,237,371 and an effective yield of 0.70%, collateralized by a U.S. Government
Obligation with a rate of 8.125%, a maturity date of 08/15/21 and a market value
of $3,302,356.                                                                               3,237,308
                                                                                           -----------
TOTAL SHORT-TERM INVESTMENTS (COST $3,536,713)                                               3,536,737
                                                                                           -----------

TOTAL INVESTMENTS -- 102.5% (COST
 $62,639,365)                             $  65,756,804
OTHER ASSETS, LESS LIABILITIES -- (2.5%)     (1,586,832)
                                          -------------
NET ASSETS -- 100.0%                      $  64,169,972
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

*    Non-income producing security.
+    Denotes all or part of security pledged as collateral.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY LARGE CAP CORE PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $62,639,365)                                                         $65,756,804
  Cash                                                                     1,595,193
  Receivable for investments sold                                          1,411,291
  Interest and dividends receivable                                           51,848
  Prepaid expenses                                                             5,322
                                                                         -----------
    Total assets                                                          68,820,458
LIABILITIES
  Payable for investments purchased                           $4,575,332
  Payable for variation margin on open financial futures
    contracts (Note 5)                                           10,100
  Accrued accounting and custody fees                             7,916
  Accrued trustees' fees and expenses (Note 2)                    1,841
  Accrued expenses and other liabilities                         55,297
                                                              ---------
    Total liabilities                                                      4,650,486
                                                                         -----------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS)               $64,169,972
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY LARGE CAP CORE PORTFOLIO

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income (net of foreign withholding taxes of
    $1,902)                                                               $ 1,066,446
  Interest income                                                               5,553
                                                                          -----------
    Total income                                                            1,071,999
EXPENSES
  Investment advisory fee (Note 2)                            $  276,437
  Accounting and custody fees                                     77,286
  Legal and audit services                                        31,706
  Licensing fees                                                  19,998
  Insurance expense                                               10,617
  Trustees' fees and expenses (Note 2)                             5,857
  Miscellaneous                                                    2,306
                                                              ----------
    Total expenses                                               424,207

Deduct:
  Waiver of investment advisory fee (Note 2)                     (31,696)
                                                              ----------
      Net expenses                                                            392,511
                                                                          -----------
        Net investment income                                                 679,488
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized loss
    Investment security transactions                          (2,932,773)
    Financial futures contracts                                 (311,627)
                                                              ----------
      Net realized loss                                                    (3,244,400)
  Change in unrealized appreciation (depreciation)
    Investment securities                                     12,596,935
    Financial futures contracts                                  292,431
                                                              ----------
      Change in net unrealized appreciation (depreciation)                 12,889,366
                                                                          -----------
    Net realized and unrealized gain                                        9,644,966
                                                                          -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $10,324,454
                                                                          ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY LARGE CAP CORE PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED          YEAR ENDED
                                                              SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
                                                              ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                          $    679,488        $    816,514
  Net realized loss                                                (3,244,400)         (2,484,924)
  Change in net unrealized appreciation (depreciation)             12,889,366          (5,901,224)
                                                                 ------------        ------------
  Net increase (decrease) in net assets from investment
    operations                                                     10,324,454          (7,569,634)
                                                                 ------------        ------------
CAPITAL TRANSACTIONS
  Contributions                                                    11,278,147          12,091,741
  Withdrawals                                                     (12,440,045)        (73,727,688)
                                                                 ------------        ------------
  Net decrease in net assets from capital transactions             (1,161,898)        (61,635,947)
                                                                 ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             9,162,556         (69,205,581)
NET ASSETS
  At beginning of year                                             55,007,416         124,212,997
                                                                 ------------        ------------
  At end of year                                                 $ 64,169,972        $ 55,007,416
                                                                 ============        ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY LARGE CAP CORE PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      YEAR ENDED SEPTEMBER 30,
                                                           ----------------------------------------------
                                                            2003     2002      2001      2000      1999
                                                           -------  -------  --------  --------  --------
TOTAL RETURN+                                                21.76%  (17.69)%    (7.11)%    16.59%    12.35%
RATIOS:
  Expenses (to average daily net assets)*                     0.71%    0.70%     0.64%     0.64%     0.60%
  Net Investment Income (to average daily net assets)*        1.23%    0.97%     1.06%     0.83%     0.81%
  Portfolio Turnover                                           104%      80%       62%       92%       90%
  Net Assets, End of Year (000's omitted)                  $64,170  $55,007  $124,213  $146,105  $190,857

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

Ratios (to average daily net assets):
  Expenses                                               0.77%   0.72%     N/A      N/A      N/A
  Net investment income                                  1.17%   0.95%     N/A      N/A      N/A

+ Total return for the Portfolio has been calculated based on the total return for the investor Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY LARGE CAP CORE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the state of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Large Cap Core Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      At September 30, 2003, there was one fund, The Boston Company Large Cap Core Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at September 30, 2003 was approximately 100%.

      The objective of the Portfolio is long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, of at least 80% of net assets in equity and equity-related securities of companies which appear to be undervalued relative to current earnings growth.

      On June 21, 2003, by vote of the Trustees, the name of the Standish Select Value Portfolio was changed to The Boston Company Large Cap Core Portfolio. In addition, the Declaration of Trust was amended to change the name of the Portfolio Trust from Standish, Ayer & Wood Master Portfolio to Mellon Institutional Funds Master Portfolio. The name changes became effective July 1, 2003.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY LARGE CAP CORE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E. COMMITMENTS AND CONTINGENCIES

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE:

      On June 21, 2003, by vote of the Trustees, as a part of a reorganization of the investment management operations of certain Mellon Financial Corporation's subsidiaries, Standish Mellon Asset Management Company LLC ("Standish Mellon") transferred all of its rights and obligations under the investment advisory agreements between Standish Mellon and the Portfolio Trust on behalf of the Portfolio to The Boston Company Asset Management, LLC ("TBCAM"). The transfer of rights and obligations became effective on July 1, 2003. For the year ended September 30, 2003, the Portfolio paid $199,720 and $76,717 in investment advisory fees to Standish Mellon and TBCAM, respectively.

      The investment advisory fee paid to TBCAM for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. Standish Mellon and TBCAM voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.71% of the Porfolio's average daily net assets for the year ended September 30, 2003. Pursuant to this agreement, for the year ended September 30, 2003, Standish Mellon and TBCAM collectively and voluntarily waived $31,696 of its investment advisory fees. Effective November 1, 2003, the voluntary expense limitation was changed to 0.90% of the Portfolio's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

      No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2003, were $58,391,508 and $55,809,572, respectively. For the year ended September 30, 2003, the Portfolio did not purchase or sell any long-term U.S. Government securities.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY LARGE CAP CORE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)  FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2003, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                              $62,904,355
                                                                     ==========
         Gross unrealized appreciation                                4,524,971
         Gross unrealized depreciation                               (1,672,522)
                                                                     ----------
         Net unrealized appreciation                                 $2,852,449
                                                                     ==========

(5)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

     OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Portfolio entered into no such transactions during the year ended September 30, 2003.

     FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY LARGE CAP CORE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2003, the Portfolio held the following financial futures contracts:

                                                                UNDERLYING FACE
         CONTRACT                    POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED LOSS
         ---------------------------------------------------------------------------------------
         S&P 500 (4 contracts)          Long     12/18/2003        $944,100         $(29,730)
                                                                                    --------
                                                                                    $(29,730)
                                                                                    ========

(6)  LINE OF CREDIT:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Mellon Institutional Funds Investment Trust (the "Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended
      September 30, 2003, the commitment fee was $2,306 for the Portfolio.

      During the year ended September 30, 2003, the Portfolio had no borrowings under the credit facility.

                          REPORT OF INDEPENDENT AUDITORS

   To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of The Boston Company Large Cap Core Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Master Portfolio: The Boston Company Large Cap Core Portfolio (formerly, Standish Select Value Portfolio) (the "Portfolio"), at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 21, 2003

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2003. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              28          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               28               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               28               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         28               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard         Trustee, President  Since 2003            Senior Vice                  28               None
c/o Standish Mellon Asset       and Chief                             President and Chief
Management Company LLC,     Executive Officer                         Operating Officer,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management;
7/24/65                                                               formerly Vice
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Mellon Institutional
                                                                      Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 28               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Vice President and           28               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       Mutual Funds
Management,                                     since 2002            Controller, Standish
One Boston Place                                                      Mellon Asset
Boston, MA 02108                                                      Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           28               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Vice President and           28               None
c/o Standish Mellon Asset       President                             Client Service
Management,                                                           Professional,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
6/25/70

                              Assistant Vice    Since 2001            Assistant Manager,           28               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          28               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

                   Mellon Institutional Funds Investment Trust

November 28, 2003

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2003.

This year might best be summarized as one in which risk-taking returned to the financial markets. For most of last year, market sentiment was notably bearish, characterized by a flight to quality. It's worth recalling that the first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years, with a loss of almost 14%.

In contrast, over the past 12 months, the greatest gains have been made by the stock market and the lowest-rated corporate debt. For the 12 months ended September 30, the S&P 500 has gained 22%, while the Merrill Lynch C-Rated High Yield Index advanced 42%. In keeping with the risk-taking trend, small cap stocks, as measured by the Russell 2000 Index, advanced 34%. International stocks also have enjoyed a healthy rebound, advancing 9%, as measured by the MSCI EAFE Index. In comparison, intermediate U.S. Treasuries had a total return of just 3%, after providing a total return of 13% in 2002, as measured by the Merrill Lynch 5-7 Yr. Treasury Index.

The financial markets were reacting to the increasing strength of the economy. After several sluggish quarters, economic activity in the U.S. accelerated in the summer months and remains strong. The sources of strength include a) continuing monetary ease that has induced substantial mortgage refinancing and housing activity, b) Federal fiscal stimulus from large new tax cuts and sharp increases in defense spending, and c) a gradual improvement in business capital spending after many quarters of stagnation. Soft spots to date include inventory investment, employment, state and local spending, and net exports.

The renewal of economic strength has created a schizophrenic year for the bond markets. Until late June, the market's tone had been set by an expectation of continued sluggish growth. In June, the Fed made explicit its intent to keep short-term interest rates low for a "considerable period." But the Fed announcement was perceived as a disappointment by the market, which promptly caused a sharp summer selloff in bonds. In September, bonds recouped some of their losses, as market participants felt the selloff had been overdone. The yield curve remains very steep, influenced by the Fed at the short end, but with the intermediate maturities under pressure from the large volume of Treasury financing in that sector. With the recent bump in yields and inflation still relatively quiescent, real interest rates have increased to the lower end of what have been the historic norms.

Looking ahead, it's clear that there are some serious distortions and imbalances in world economies including structural problems in Japan and core Europe, the U.S. current account deficit, and the leverage in the consumer balance sheet. It is impossible to predict when these restraints might undermine economic activity, but the latter part of 2004 or the year 2005 could be a period of vulnerability when there will be a loss of incremental fiscal stimulus as well as the lagged effect of higher interest rates.

Nevertheless, the near term economic outlook has brightened, business activity has some significant momentum which should carry over into 2004. The result should be favorable growth, especially in business investment. We expect inflation to remain modest and corporate profit growth to be reasonably strong.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.


Sincerely,

/ signed /

Patrick J. Sheppard

                   Mellon Institutional Funds Investment Trust
               The Boston Company Small Capitalization Equity Fund

                       Management Discussion and Analysis
                                 September 2003

The Boston Company Small Capitalization Equity Fund's return for the fiscal year ended September 30, 2003 was 33.54% versus 41.72% for the Russell 2000 Growth Index. The strong absolute performance was the fund's best since the fiscal year ended September 2000. The fund lagged on a relative basis, following outperformance in the prior fiscal year.

Market Environment

Equity markets were positive during the year, with smaller stocks leading large and growth outperforming value. The broad Russell 3000 Index, which encompasses large and small companies, was up 25.9%. Smaller companies, as measured by the Russell 2000, were up 36.5%, while the large cap Russell 1000 gained 25.1%. While growth outperformed value across all capitalization ranges, the widest spread was in the smallest stocks - in both the small cap and mid cap indices growth outpaced value by over 10 percentage points.

Strong stock returns were driven by a firming economic outlook, albeit one with little job creation. GDP growth increased during the year to a 3.3% annual rate in the quarter ended June 30, up from 1.4% in the prior quarter, spurred by a 7.3% jump in business spending. Leading indicators continue to foretell expansion, up 2.4% in the six months through August. The recovery's soft spot remains employment. While initial claims for unemployment ticked down in August to around 400,000, a level considered the dividing line between job creation and job loss, we have not yet seen a robust improvement in the jobs market.

Portfolio Strategy & Results

The last twelve months were a particularly difficult period for active managers as the lowest quality stocks drove index returns. Recent work done by Merrill Lynch shows that the lowest quality companies, as ranked by Standard and Poor's, were up 57.8% in the nine months ended September 30, while the highest quality companies were up 13.4%. Further, a majority of these stocks have characteristics that do not appeal to many investors - low earnings, high multiples and weak fundamentals. Historically, these lower quality stocks tend to lead coming out of a recession as investors make an asset allocation trade into more risky assets. In small caps, this was seen most recently through the sharply increased trading volume in exchange traded funds (ETFs) that focus on smaller company indexes. Specifically, Russell 2000 ETF volume more than doubled to $4.7 billion from December 2002 to August 2003.

The portfolio's relative underperformance during this period was concentrated primarily in technology and services. In technology a combination of an underweight position (generally reduced throughout the year) and weak stock selection had a negative impact on performance. The underperformance in services was driven by selection. Specifically, positions in Central Parking and Scholastic had a negative impact on returns. Central Parking's focus on parking lots in metropolitan areas led to poor results as fewer people drove to work during the downturn and corporate layoffs continued. Scholastic's book clubs proved to be more economically sensitive than expected, pulling down earnings. On the positive side, retail holdings such as Children's Place and Linens `n' Things contributed to outperformance in the consumer sector. Similarly, the fund's energy holdings more than doubled the returns of those in the benchmark, helped by positions in Patina Oil & Gas and Key Energy Services.

Outlook

Investors' increasing love of risk over the last 12 months has led to a near term focus on the lowest rated, most leveraged, most expensive companies. We believe that, for the market to sustain its upward momentum, higher quality companies - those with strong growth rates, real earnings, and reasonable valuations relative to their growth rates - will likely assume market leadership. This would result in a shift away from some of the best performing sectors, like technology and biotech, to areas that exhibit recognizable, sustainable sources of earnings. These areas, which could include consumer staples and industrial companies, are those we believe hold the best long-term potential for our investors.


Sincerely,

/s/ W. RANDALL WATTS

W. Randall Watts

--------------------------------------------------------------------------------

                   Mellon Institutional Funds Investment Trust
               The Boston Company Small Capitalization Equity Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company
       Small Capitalization Equity Fund and the Russell 2000 Growth Index

[DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                     TBC Small Cap     Russell 2000
                      Equity Fund      Growth Index
                     -------------     ------------
         1988            125,625          121,430
         1989            163,655          149,975
         1990            120,245          110,628
         1991            205,080          166,800
         1992            220,679          166,433
         1993            296,860          215,006
         1994            312,249          216,890
         1995            388,795          278,003
         1996            455,807          313,055
         1997            600,058          386,168
         1998            436,869          290,271
         1999            629,175          384,975
         2000          1,054,755          499,173
         2001            563,448          286,597
         2002            491,548          234,546
         2003            656,090          332,411

--------------------------------------------------------------------------------
                           Average Annual Total Return
                          (for period ended 09/30/2003)
                                                                  Since
                                                                Inception
     1 Year         3 Year        5 Year        10 Year        01/01/1988*
     ------         ------        ------        -------        -----------
     33.54%        -14.64%         8.47%         8.25%           12.69%

--------------------------------------------------------------------------------
*Combined Limited Partnership and Mutual Fund Performance

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2003, Mellon Funds Distributor, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

            Past performance is not predictive of future performance.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $19,261,775)                                                       $21,920,134
  Cash                                                                         337
  Receivable for investments sold                                          634,977
  Interest and dividends receivable                                          4,638
  Prepaid expenses                                                          10,079
                                                                       -----------
    Total assets                                                        22,570,165
LIABILITIES
  Payable for investments purchased                           $614,507
  Payable for Fund shares redeemed                             50,000
  Accrued accounting, custody and transfer agent fees           8,667
  Accrued trustees' fees and expenses (Note 2)                    582
  Accrued expenses and other liabilities                       44,223
                                                              -------
    Total liabilities                                                      717,979
                                                                       -----------
NET ASSETS                                                             $21,852,186
                                                                       ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                      $29,453,557
  Accumulated net realized loss                                        (10,259,751)
  Undistributed net investment income                                           21
  Net unrealized appreciation                                            2,658,359
                                                                       -----------
TOTAL NET ASSETS                                                       $21,852,186
                                                                       ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                2,304,205
                                                                       ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Net Assets/Shares outstanding)                                      $      9.48
                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income (net of foreign withholding taxes of $294)             $  104,332
  Interest income (including securities lending income of
    $5,666 (Note 7))                                                          7,854
                                                                         ----------
    Total investment income                                                 112,186
EXPENSES
  Investment advisory fee (Note 2)                            $ 117,157
  Accounting, custody, and transfer agent fees                   87,259
  Legal and audit services                                       43,984
  Registration fees                                               8,340
  Insurance expense                                               5,358
  Trustees' fees and expenses (Note 2)                            2,710
  Miscellaneous                                                   9,182
                                                              ---------
    Total expenses                                              273,990

Deduct:
  Waiver of investment advisory fee (Note 2)                   (117,157)
  Reimbursement of Fund operating expenses (Note 2)             (12,339)
                                                              ---------
    Total expense deductions                                   (129,496)
                                                              ---------
      Net expenses                                                          144,494
                                                                         ----------
        Net investment loss                                                 (32,308)
                                                                         ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                          2,330,320
    Financial futures contracts                                  80,818
                                                              ---------
      Net realized gain                                                   2,411,138
  Change in unrealized appreciation (depreciation)
    Investment securities                                     3,405,645
    Financial futures contracts                                  30,665
                                                              ---------
      Change in net unrealized appreciation (depreciation)                3,436,310
                                                                         ----------
    Net realized and unrealized gain                                      5,847,448
                                                                         ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $5,815,140
                                                                         ==========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   YEAR ENDED          YEAR ENDED
                                                              SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
                                                              ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                            $   (32,308)        $   (48,368)
  Net realized gain (loss)                                         2,411,138          (3,865,376)
  Change in net unrealized appreciation (depreciation)             3,436,310           1,379,506
                                                                 -----------         -----------
  Net increase (decrease) in net assets from investment
    operations                                                     5,815,140          (2,534,238)
                                                                 -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                          (1,316)                 --
                                                                 -----------         -----------
  Total distributions to shareholders                                 (1,316)                 --
                                                                 -----------         -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                   180,799           5,938,831
  Value of shares issued to shareholders in payment of
    distributions declared                                             1,007                  --
  Cost of shares redeemed                                         (3,004,570)         (1,616,649)
                                                                 -----------         -----------
  Net increase (decrease) in net assets from Fund share
    transactions                                                  (2,822,764)          4,322,182
                                                                 -----------         -----------
TOTAL INCREASE IN NET ASSETS                                       2,991,060           1,787,944
NET ASSETS
  At beginning of year                                            18,861,126          17,073,182
                                                                 -----------         -----------
  At end of year (including undistributed net investment
    income of $21 and $0)                                        $21,852,186         $18,861,126
                                                                 ===========         ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               YEAR ENDED SEPTEMBER 30,
                                                           -------------------------------------------------------------------
                                                             2003          2002         2001(6)        2000(6)         1999(6)
                                                           -------       -------       --------       --------        --------
NET ASSET VALUE, BEGINNING OF YEAR                         $  7.10       $  8.15       $ 230.48       $ 163.38        $ 125.22
                                                           -------       -------       --------       --------        --------
FROM INVESTMENT OPERATIONS:
  Net investment loss*(1)                                    (0.01)        (0.02)         (0.07)         (1.29)          (0.84)
  Net realized and unrealized gain (loss) on investments      2.39(7)      (1.03)(7)     (54.83)(7)     101.69           53.31
                                                           -------       -------       --------       --------        --------
Total from investment operations                              2.38         (1.05)        (54.90)        100.40           52.47
                                                           -------       -------       --------       --------        --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 (0.00)(2)        --             --             --              --
  From net realized gain on investments                         --            --        (167.43)        (33.30)         (14.31)
                                                           -------       -------       --------       --------        --------
Total distributions to shareholders                          (0.00)           --        (167.43)        (33.30)         (14.31)
                                                           -------       -------       --------       --------        --------
NET ASSET VALUE, END OF YEAR                               $  9.48       $  7.10       $   8.15       $ 230.48        $ 163.38
                                                           =======       =======       ========       ========        ========
TOTAL RETURN+                                                33.54%       (12.88)%       (46.58)%        67.64%          44.02%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*(3)                  0.74%         0.74%          0.74%          0.74%           0.74%
  Net Investment Loss (to average daily net assets)*         (0.17)%       (0.24)%        (0.33)%        (0.57)%         (0.56)%
  Portfolio Turnover                                           252%(5)       248%(5)        136%(5)        153%(5)         173%(4)
  Net Assets, End of Year (000's omitted)                  $21,852       $18,861       $ 17,073       $151,063        $147,332

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment loss per share and the ratios would have been:

Net investment loss per share(1)        $  (0.07) $  (0.08) $  (0.14) $  (0.45) $  (0.30)
Ratios (to average daily net assets):
  Expenses(3)                               1.40%     1.46%     1.08%     0.77%     0.80%
  Net investment loss                      (0.83)%   (0.96)%   (0.67)%   (0.60)%   (0.62)%

+    Total return would have been lower in the absense of expense waivers.
(1)  Calculated using average shares outstanding.
(2)  Calculates to less than $0.01 per share.
(3) Includes the Fund's share of the The Boston Company Small Capitalization Equity Portfolio's allocated expenses for the periods from May 3, 1996 to January 27, 2000.
(4) Represents activity of The Boston Company Small Capitalization Equity Portfolio while the Fund was invested in The Boston Company Small Capitalization Equity Portfolio.
(5) Represents portfolio turnover of the The Boston Company Small Capitalization Equity Fund while the Fund was investing directly in securities.
(6) Amounts were adjusted to reflect a 1:3 reverse share split effective December 14, 2000.
(7) Amounts include litigation proceeds received by the Fund of $0.01 for the year ended September 30, 2003 relating to securities litigation, $0.15 for the year ended September 30, 2002 relating to the settlement of multiple class action lawsuits and $0.14 for the year ended September 30, 2001 relating to NASDAQ recovery.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                         VALUE
SECURITY                                                      SHARES   (NOTE 1A)
---------------------------------------------------------------------------------
EQUITIES -- 96.5%
BASIC INDUSTRY -- 1.7%
CUNO, Inc.*                                                    2,900  $   113,651
Glamis Gold Ltd.*                                              8,400      110,880
Stake Technology Ltd.*                                        15,200      140,752
                                                                      -----------
                                                                          365,283
                                                                      -----------
CAPITAL GOODS -- 6.5%
FMC Technologies, Inc.*                                        5,300      113,526
Herley Industries, Inc.*                                      11,400      199,728
MSC Industrial Direct Co., Inc., Class A                      15,900      331,515
Sauer-Danfoss, Inc.                                            9,200      129,720
United Defense Industries, Inc.*                              10,200      289,578
Universal Compression Holdings, Inc.*                          5,800      124,816
Wabtec Corp.                                                  14,500      229,825
                                                                      -----------
                                                                        1,418,708
                                                                      -----------
CONSUMER STABLE -- 3.1%
Delta & Pine Land Co.                                          9,150      210,541
Dial Corp.                                                    11,100      239,094
NBTY, Inc.*                                                    5,000      116,750
United Natural Foods, Inc.*                                    3,300      109,527
                                                                      -----------
                                                                          675,912
                                                                      -----------
EARLY CYCLICAL -- 3.4%
Fleetwood Enterprises, Inc.*                                   9,590       88,899
Jarden Corp.*                                                  2,900      109,475
Nu Skin Asia Pacific, Inc., Class A                           18,700      238,425
RedEnvelope, Inc.*                                             9,600      134,400
Yankee Candle Co., Inc.*                                       6,600      168,168
                                                                      -----------
                                                                          739,367
                                                                      -----------
ENERGY -- 4.3%
Arch Coal, Inc.                                               10,300      228,763
Evergreen Resources, Inc.*                                     4,300      116,100
Key Energy Services, Inc.*                                    11,200      108,080
KFX, Inc.*                                                    29,000      145,580
Patina Oil & Gas Corp.                                         3,237      117,309
Quicksilver Resources, Inc.*                                   4,500      109,935
Western Gas Resources, Inc.                                    2,800      106,400
                                                                      -----------
                                                                          932,167
                                                                      -----------
FINANCIAL -- 11.6%
BOK Financial Corp.*                                           5,098      192,042
City National Corp.                                            2,200      112,112
Community First Bankshares, Inc.                               3,650       96,469
Cullen/Frost Bankers, Inc.                                     4,400      163,812
CVB Financial Corp.                                            9,012      171,228
First Community Bancorp                                        6,500      217,685

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                         VALUE
SECURITY                                                      SHARES   (NOTE 1A)
---------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
First Midwest Bancorp, Inc.                                    5,350  $   158,948
Investors Financial Services Corp.                             3,350      105,190
Jefferies Group, Inc.                                          2,800       80,500
Knight Trading Group, Inc.*                                   20,800      238,160
Mercantile Bank Corp.                                          3,500      116,200
New York Community Bancorp, Inc.                               9,133      287,781
PrivateBancorp, Inc.                                           3,400      112,574
Scottish Re Group Ltd.                                         6,400      154,560
Southwest Bancorp of Texas, Inc.                               2,650       96,751
Triad Guaranty, Inc.*                                          4,900      240,492
                                                                      -----------
                                                                        2,544,504
                                                                      -----------
GROWTH CYCLICAL -- 9.6%
Brookstone, Inc.*                                              6,300      124,929
Charlotte Russe Holding, Inc.*                                 7,100       73,059
Coldwater Creek, Inc.*                                        15,150      148,773
Dick's Sporting Goods, Inc.*                                   6,400      238,976
Hibbet Sporting Goods, Inc.*                                   4,600      110,032
Ingram Micro, Inc., Class A*                                  32,500      424,125
Inter Parfums, Inc.                                            3,000       30,000
Linens 'N Things, Inc.*                                        8,700      206,886
Marine Products Corp.                                          8,900      131,008
Quiksilver, Inc.*                                              6,400      102,080
Rare Hospitality International, Inc.*                          9,150      227,926
Ruby Tuesday, Inc.                                             4,450      107,289
Steven Madden Ltd.*                                            9,300      176,421
                                                                      -----------
                                                                        2,101,504
                                                                      -----------
HEALTH CARE -- 21.2%
Adolor Corp.*                                                  7,000      128,450
Advanced Neuromodulation Systems, Inc.*                        3,150      125,685
Celgene Corp.*                                                 5,000      216,650
Community Health Systems, Inc.*                                7,200      156,240
Connetics Corp.*                                              10,000      180,600
Cooper Companies, Inc.                                         2,850      116,137
Covance, Inc.*                                                 5,100      114,138
Coventry Health Care, Inc.*                                    3,200      168,768
Digene Corp.*                                                  3,500      143,010
Flamel Technologies SA Sponsored ADR*                          8,100      273,051
Idexx Laboratories, Inc.*                                      3,900      165,711
K-V Pharmaceutical Co., Class A*                               6,450      145,125
Kensey Nash Corp.*                                             2,400       56,352
Medicines Co. (The)*                                           4,900      127,400
Nektar Therapeutics*                                          17,500      224,000
Neurocrine Biosciences, Inc.*                                  2,800      138,656
NPS Pharmaceuticals, Inc.*                                     4,650      129,503
Orthofix International NV*                                     4,900      179,340
Pain Therapeutics, Inc.*                                      14,800       91,020
Pharmaceutical Resources, Inc.*                                2,700      184,194
Respironics, Inc.*                                             7,800      325,884

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                         VALUE
SECURITY                                                      SHARES   (NOTE 1A)
---------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
Select Medical Corp.*                                         13,650  $   393,120
Sicor, Inc.*                                                   5,500      106,040
STERIS Corp.*                                                  7,300      168,046
Therasense, Inc.*                                              9,550      119,280
Triad Hospitals, Inc.*                                         5,400      163,512
United Therapeutics Corp.*                                     5,800      131,022
Vicuron Pharmaceuticals, Inc.*                                 9,700      171,690
                                                                      -----------
                                                                        4,642,624
                                                                      -----------
REAL ESTATE -- 0.8%
Innkeepers USA Trust, REIT                                    20,200      175,740
                                                                      -----------
SERVICES -- 14.3%
Arbitron, Inc.*                                                2,700       95,310
Celadon Group, Inc.*                                          10,900      140,065
Charles River Associates, Inc.*                                3,300       94,149
Citadel Broadcasting Corp.*                                    5,440      107,494
Cumulus Media, Inc.*                                           5,900      100,595
Devry, Inc.*                                                   4,600      108,836
Emmis Broadcasting Corp., Class A*                            11,400      230,052
Forrester Research, Inc.*                                      6,600       94,578
Harris Interactive, Inc.                                       5,600       39,424
Heidrick & Struggles International, Inc.*                     10,500      177,765
Hollywood Entertainment Corp.*                                 6,600      112,200
Inforte Corp.*                                                25,200      211,680
Internet Security Systems, Inc.*                              13,200      165,000
JB Hunt Transport Services, Inc.*                              9,600      249,792
Korn/Ferry International*                                     11,450       94,463
Lions Gate Entertainment Corp.*                               90,000      269,100
Mid Atlantic Medical Sevices, Inc.*                            3,150      162,005
MPS Group, Inc.*                                              23,810      214,290
Quanta Services, Inc.*                                        18,500      152,995
Sylvan Learning Systems, Inc.*                                 3,900      106,392
VCA Antech, Inc.*                                              8,550      201,353
                                                                      -----------
                                                                        3,127,538
                                                                      -----------
TECHNOLOGY -- 20.0%
ADC Telecommunications, Inc.*                                 43,200      100,656
Applied Micro Circuits Corp.*                                 40,050      195,044
Centillium Communications, Inc.*                              16,800      118,776
Cypress Semiconductor Corp.*                                  12,600      222,768
Digital Theater Systems, Inc.*                                 4,970      141,551
FileNet Corp.*                                                 5,600      112,392
Fisher Scientific International, Inc.*                         8,800      349,272
FormFactor, Inc.*                                              5,850      126,536
Foundry Networks, Inc.*                                        9,850      211,874
Global Imaging Systems, Inc.*                                  4,300      105,780
GlobespanVirata, Inc.*                                        20,800      150,176
Helix Technology Corp.                                        12,200      199,714
Lam Research Corp.*                                            9,400      208,210

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                         VALUE
SECURITY                                                      SHARES   (NOTE 1A)
---------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Manhattan Associates, Inc.*                                    7,600  $   196,764
ManTech International Corp., Class A*                         11,650      289,852
Manufacturers' Services Ltd.*                                 42,800      214,000
Manugistics Group, Inc.*                                      29,400      161,112
Netgear, Inc.*                                                 9,900      164,736
NetScreen Technologies, Inc.*                                  4,600      102,258
Networks Associates, Inc.*                                    15,800      217,407
ScanSoft, Inc.*                                               46,700      195,673
SI International, Inc.*                                       12,600      205,380
SM&A*                                                          5,800       66,758
Sycamore Networks, Inc.*                                      35,150      172,235
Verisign, Inc.*                                               10,200      137,394
                                                                      -----------
                                                                        4,366,318
                                                                      -----------
TOTAL EQUITIES (COST $18,431,306)                                      21,089,665
                                                                      -----------

                                                                                   PAR
                                                               RATE    MATURITY   VALUE
                                                              ------  ----------  ------
SHORT-TERM INVESTMENTS -- 3.8%
U.S. GOVERNMENT -- 0.2%
U.S. Treasury Bill                                            0.881%  12/18/2003  $50,000      49,905
                                                                                          -----------
REPURCHASE AGREEMENTS -- 3.6%
Tri-party repurchase agreement dated 09/30/03 with Salomon Smith Barney, Inc.
and Investors Bank & Trust Company, due 10/01/03, with a maturity value of
$780,580 and an effective yield of 0.70%, collateralized by a U.S. Government
Obligation with a rate of 8.125%, a maturity date of 08/15/21 and a market value
of $797,048.                                                                                  780,564
                                                                                          -----------
TOTAL SHORT-TERM INVESTMENTS (COST $830,469)                                                  830,469
                                                                                          -----------

TOTAL INVESTMENTS -- 100.3% (COST
 $19,261,775)                             $  21,920,134
OTHER ASSETS, LESS LIABILITIES -- (0.3%)        (67,948)
                                          -------------
NET ASSETS -- 100.0%                      $  21,852,186
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Capitalization Equity Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies with total market capitalizations equal to or less than 75% of the average total market capitalization of the largest companies included in the Russell 2000 Growth Index measured at the end of each of the previous twelve months.

      On June 21, 2003, by vote of the Trustees, the name of the Standish Small Capitalization Equity Fund was changed to The Boston Company Small Capitalization Equity Fund. In addition, the Declaration of Trust was amended to change the name of the Trust from Standish, Ayer & Wood Investment Trust to Mellon Institutional Funds Investment Trust. The name changes became effective July 1, 2003.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, excise tax regulations and capital loss carryovers.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     F. COMMITMENTS AND CONTINGENCIES

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

      On June 21, 2003, by vote of the Trustees, as part of a reorganization of the investment management operations of certain Mellon Financial Corporation's subsidiaries, Standish Mellon Asset Management Company LLC ("Standish Mellon") transferred all of its rights and obligations under the investment advisory agreements between Standish Mellon and the Trust on behalf of the Fund to The Boston Company Asset Management, LLC ("TBCAM"). The transfer of rights and obligations became effective
      July 1, 2003. For the year ended September 30, 2003, the Fund paid $83,888 and $33,269 in investment advisory fees to Standish Mellon and TBCAM, respectively.

      The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.60% of the Fund's average daily net assets. Standish Mellon and TBCAM voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.74% of the Fund's average daily net assets for the year ended
      September 30, 2003. Pursuant to this agreement, for the year ended September 30, 2003, Standish Mellon and TBCAM collectively and voluntarily did not impose its investment advisory fee of $117,157 and reimbursed the Fund for $12,339 of its operating expenses. Effective November 1, 2003, the voluntary expense limitation was changed to 1.00% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

      Effective January 28, 2003, the Fund began imposing a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 90 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      associated with short-term trading. The fee does not apply to shares that were acquired through reinvestment of distributions. The redemption fee is applicable to shares of the Fund purchased on or after January 28, 2003. For the period ended September 30, 2003, the Fund received no redemption fees.

      No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations for the year ended September 30, 2003, were $47,904,391 and $50,396,743, respectively. For the year ended September 30, 2003, the Fund did not purchase or sell any long-term U.S. Government securities.

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                 YEAR ENDED             YEAR ENDED
                                                             SEPTEMBER 30, 2003     SEPTEMBER 30, 2002
                                                            ---------------------  ---------------------
         Shares sold                                                    23,955                739,360
         Shares issued to shareholders in payment of
           distributions declared                                          130                     --
         Shares redeemed                                              (374,824)              (179,134)
                                                               ---------------        ---------------
         Net increase (decrease)                                      (350,739)               560,226
                                                               ===============        ===============

      At September 30, 2003, three shareholders held of record approximately 29%, 27%, and 12% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

      A significant portion of the Fund's shares represent investments by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion.

(5)  FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      The tax basis components of distributable earnings and the federal tax cost as of September 30, 2003, was as follows:

         Unrealized appreciation                                    $ 2,909,847
         Unrealized depreciation                                       (295,253)
                                                                    -----------
         Net unrealized appreciation/depreciation                     2,614,594
         Capital loss carry-forward                                 (10,215,965)
                                                                    -----------
         Total distributable earnings                               $(7,601,371)
                                                                    ===========
         Cost for federal income tax purposes                       $19,305,540

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At September 30, 2003, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

         CAPITAL LOSS
         CARRY OVER    EXPIRATION DATE
         ------------  ---------------
          $3,406,176       9/30/2009
           6,056,870       9/30/2010
             752,919       9/30/2011

      The tax character of distributions paid during the fiscal year ended September 30, 2003, was as follows:

         Distributions paid from:
           Ordinary income                                             $1,316

(6)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund may trade the following instruments with off-balance sheet risk:

     OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund did not enter into option transactions during the year ended September 30, 2003.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2003, the Fund held no outstanding financial futures contracts.

(7)  SECURITY LENDING:

      The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

      The Fund loaned securities during the year ended September 30, 2003 resulting in security lending income. At September 30, 2003, the Fund had no securities on loan.

(8)  LINE OF CREDIT:

      The Fund, and other funds in the Trust and subtrusts in the Mellon Institutional Funds Master Portfolio Trust (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 2003, the commitment fee was $810 for the Fund.

      During the year ended September 30, 2003, the Fund had no borrowings under the credit facility.

                          REPORT OF INDEPENDENT AUDITORS

   To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of The Boston Company Small Capitalization Equity Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Investment Trust: The Boston Company Small Capitalization Equity Fund (formerly, Standish Small Capitalization Equity Fund) (the "Fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 21, 2003

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2003. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              28          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               28               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street Beverly,                                             trust office)
MA 01915
11/14/43

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               28               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         28               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard         Trustee, President  Since 2003            Senior Vice                  28               None
c/o Standish Mellon Asset       and Chief                             President and Chief
Management Company LLC,     Executive Officer                         Operating Officer,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management;
7/24/65                                                               formerly Vice
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Mellon Institutional
                                                                      Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 28               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Vice President and           28               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       Mutual Funds
Management,                                     since 2002            Controller, Standish
One Boston Place                                                      Mellon Asset
Boston, MA 02108                                                      Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           28               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Vice President and           28               None
c/o Standish Mellon Asset       President                             Client Service
Management,                                                           Professional,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
6/25/70

                              Assistant Vice    Since 2001            Assistant Manager,           28               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          28               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

                   Mellon Institutional Funds Investment Trust

November 28, 2003

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2003.

This year might best be summarized as one in which risk-taking returned to the financial markets. For most of last year, market sentiment was notably bearish, characterized by a flight to quality. It's worth recalling that the first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years, with a loss of almost 14%.

In contrast, over the past 12 months, the greatest gains have been made by the stock market and the lowest-rated corporate debt. For the 12 months ended September 30, the S&P 500 has gained 22%, while the Merrill Lynch C-Rated High Yield Index advanced 42%. In keeping with the risk-taking trend, small cap stocks, as measured by the Russell 2000 Index, advanced 34%. International stocks also have enjoyed a healthy rebound, advancing 9%, as measured by the MSCI EAFE Index. In comparison, intermediate U.S. Treasuries had a total return of just 3%, after providing a total return of 13% in 2002, as measured by the Merrill Lynch 5-7 Yr. Treasury Index.

The financial markets were reacting to the increasing strength of the economy. After several sluggish quarters, economic activity in the U.S. accelerated in the summer months and remains strong. The sources of strength include a) continuing monetary ease that has induced substantial mortgage refinancing and housing activity, b) Federal fiscal stimulus from large new tax cuts and sharp increases in defense spending, and c) a gradual improvement in business capital spending after many quarters of stagnation. Soft spots to date include inventory investment, employment, state and local spending, and net exports.

The renewal of economic strength has created a schizophrenic year for the bond markets. Until late June, the market's tone had been set by an expectation of continued sluggish growth. In June, the Fed made explicit its intent to keep short-term interest rates low for a "considerable period." But the Fed announcement was perceived as a disappointment by the market, which promptly caused a sharp summer selloff in bonds. In September, bonds recouped some of their losses, as market participants felt the selloff had been overdone. The yield curve remains very steep, influenced by the Fed at the short end, but with the intermediate maturities under pressure from the large volume of Treasury financing in that sector. With the recent bump in yields and inflation still relatively quiescent, real interest rates have increased to the lower end of what have been the historic norms.

Looking ahead, it's clear that there are some serious distortions and imbalances in world economies including structural problems in Japan and core Europe, the U.S. current account deficit, and the leverage in the consumer balance sheet. It is impossible to predict when these restraints might undermine economic activity, but the latter part of 2004 or the year 2005 could be a period of vulnerability when there will be a loss of incremental fiscal stimulus as well as the lagged effect of higher interest rates.

Nevertheless, the near term economic outlook has brightened, business activity has some significant momentum which should carry over into 2004. The result should be favorable growth, especially in business investment. We expect inflation to remain modest and corporate profit growth to be reasonably strong.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.


Sincerely,

/ signed /

Patrick J. Sheppard

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax Sensitive Equity Fund

                       Management Discussion and Analysis
                                 September 2003

The Boston Company Small Cap Tax Sensitive Equity Fund's return for the fiscal year ended September 30, 2003 was 31.29% versus 41.72% for the Russell 2000 Growth Index. The strong absolute performance was the fund's best since the fiscal year ended September 2000. The fund lagged on a relative basis, following outperformance in the prior fiscal year.

Market Environment

Equity markets were positive during the year, with smaller stocks leading large and growth outperforming value. The broad Russell 3000 Index, which encompasses large and small companies, was up 25.9%. Smaller companies, as measured by the Russell 2000, were up 36.5%, while the large cap Russell 1000 gained 25.1%. While growth outperformed value across all capitalization ranges, the widest spread was in the smallest stocks - in both the small cap and mid cap indices growth outpaced value by over 10 percentage points.

Strong stock returns were driven by a firming economic outlook, albeit one with little job creation. GDP growth increased during the year to a 3.3% annual rate in the quarter ended June 30, up from 1.4% in the prior quarter, spurred by a 7.3% jump in business spending. Leading indicators continue to foretell expansion, up 2.4% in the six months through August. The recovery's soft spot remains employment. While initial claims for unemployment ticked down in August to around 400,000, a level considered the dividing line between job creation and job loss, we have not yet seen a robust improvement in the jobs market.

Portfolio Strategy & Results

The last twelve months were a particularly difficult period for active managers as the lowest quality stocks drove index returns. Recent work done by Merrill Lynch shows that the lowest quality companies, as ranked by Standard and Poor's, were up 57.8% in the nine months ended September 30, while the highest quality companies were up 13.4%. Further, a majority of these stocks have characteristics that do not appeal to many investors - low earnings, high multiples and weak fundamentals. Historically, these lower quality stocks tend to lead coming out of a recession as investors make an asset allocation trade into more risky assets. In small caps, this was seen most recently through the sharply increased trading volume in exchange traded funds (ETFs) that focus on smaller company indexes. Specifically, Russell 2000 ETF volume more than doubled to $4.7 billion from December 2002 to August 2003.

The portfolio's relative underperformance during this period was concentrated primarily in technology and services. In technology a combination of an underweight position (generally reduced throughout the year) and weak stock selection had a negative impact on performance. The underperformance in services was driven by selection. Specifically, positions in Central Parking and Scholastic had a negative impact on returns. Central Parking's focus on parking lots in metropolitan areas led to poor results as fewer people drove to work during the downturn and corporate layoffs continued. Scholastic's book clubs proved to be more economically sensitive than expected, pulling down earnings. On the positive side, retail holdings such as Children's Place and Linens `n' Things contributed to outperformance in the consumer sector. Similarly, the fund's energy holdings more than doubled the returns of those in the benchmark, helped by positions in Patina Oil & Gas and Key Energy Services.

Outlook

Investors' increasing love of risk over the last 12 months has led to a near term focus on the lowest rated, most leveraged, most expensive companies. We believe that, for the market to sustain its upward momentum, higher quality companies - those with strong growth rates, real earnings, and reasonable valuations relative to their growth rates - will likely assume market leadership. This would result in a shift away from some of the best performing sectors, like technology and biotech, to areas that exhibit recognizable, sustainable sources of earnings. These areas, which could include consumer staples and industrial companies, are those we believe hold the best long-term potential for our investors.


Sincerely,

/s/ W. RANDALL WATTS

W. Randall Watts

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $93,103,132)                                                         $107,064,115
  Cash                                                                          1,548
  Receivable for investments sold                                           2,916,409
  Receivable for Fund shares sold                                              29,945
  Interest and dividends receivable                                            20,509
  Prepaid expenses                                                             19,849
                                                                         ------------
    Total assets                                                          110,052,375
LIABILITIES
  Payable for investments purchased                           $3,186,455
  Payable for Fund shares redeemed                               60,404
  Payable for variation margin on open financial futures
    contracts (Note 6)                                           32,100
  Accrued accounting, custody and transfer agent fees            15,268
  Accrued trustees' fees and expenses (Note 2)                    2,074
  Accrued expenses and other liabilities                         37,949
                                                              ---------
    Total liabilities                                                       3,334,250
                                                                         ------------
NET ASSETS                                                               $106,718,125
                                                                         ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                        $110,696,675
  Accumulated net realized loss                                           (17,753,647)
  Undistributed net investment income                                             104
  Net unrealized appreciation                                              13,774,993
                                                                         ------------
TOTAL NET ASSETS                                                         $106,718,125
                                                                         ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                   3,607,349
                                                                         ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Net Assets/Shares outstanding)                                        $      29.58
                                                                         ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income of
    $27,215 (Note 7))                                                     $    43,082
  Dividend income (net of foreign withholding taxes of
    $1,068)                                                                   482,985
                                                                          -----------
    Total investment income                                                   526,067
EXPENSES
  Investment advisory fee (Note 2)                            $  738,209
  Accounting, custody, and transfer agent fees                   137,769
  Legal and audit services                                        50,248
  Registration fees                                               18,604
  Insurance expense                                               13,264
  Trustees' fees and expenses (Note 2)                            11,651
  Miscellaneous                                                   17,862
                                                              ----------
    Total expenses                                               987,607

Deduct:
  Waiver of investment advisory fee (Note 2)                     (64,845)
                                                              ----------
      Net expenses                                                            922,762
                                                                          -----------
        Net investment loss                                                  (396,695)
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                           8,368,634
    Financial futures contracts                                1,070,165
                                                              ----------
      Net realized gain                                                     9,438,799
  Change in unrealized appreciation (depreciation)
    Investment securities                                     17,063,902
    Financial futures contracts                                  (37,168)
                                                              ----------
      Change in net unrealized appreciation (depreciation)                 17,026,734
                                                                          -----------
    Net realized and unrealized gain                                       26,465,533
                                                                          -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $26,068,838
                                                                          ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED          YEAR ENDED
                                                              SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
                                                              ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                            $   (396,695)       $   (443,507)
  Net realized gain (loss)                                          9,438,799         (22,310,918)
  Change in net unrealized appreciation (depreciation)             17,026,734           7,793,117
                                                                 ------------        ------------
  Net increase (decrease) in net assets from investment
    operations                                                     26,068,838         (14,961,308)
                                                                 ------------        ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                 19,249,572          44,907,905
  Cost of shares redeemed                                         (21,069,623)        (29,187,786)
                                                                 ------------        ------------
  Net increase (decrease) in net assets from Fund share
    transactions                                                   (1,820,051)         15,720,119
                                                                 ------------        ------------
TOTAL INCREASE IN NET ASSETS                                       24,248,787             758,811
NET ASSETS
  At beginning of year                                             82,469,338          81,710,527
                                                                 ------------        ------------
  At end of year (including undistributed net investment
    income of $104 and $0)                                       $106,718,125        $ 82,469,338
                                                                 ============        ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      YEAR ENDED SEPTEMBER 30,
                                                           ------------------------------------------------------------
                                                             2003           2002         2001       2000         1999
                                                           --------       -------      -------    --------     --------
NET ASSET VALUE, BEGINNING OF YEAR                         $  22.53       $ 26.23      $ 63.32    $  40.70     $  25.89
                                                           --------       -------      -------    --------     --------
FROM INVESTMENT OPERATIONS:
  Net investment loss*(1)                                     (0.11)        (0.13)       (0.20)      (0.39)       (0.21)
  Net realized and unrealized gain (loss) on investments       7.16(2)      (3.57)(2)   (28.28)      33.65        15.02
                                                           --------       -------      -------    --------     --------
Total from investment operations                               7.05         (3.70)      (28.48)      33.26        14.81
                                                           --------       -------      -------    --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain on investments                          --            --        (8.61)     (10.64)          --
                                                           --------       -------      -------    --------     --------
Total distributions to shareholders                              --            --        (8.61)     (10.64)          --
                                                           --------       -------      -------    --------     --------
NET ASSET VALUE, END OF YEAR                               $  29.58       $ 22.53      $ 26.23    $  63.32     $  40.70
                                                           ========       =======      =======    ========     ========
TOTAL RETURN+                                                 31.29%       (14.11)%     (49.81)%     86.20%       57.03%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                      1.00%         1.00%        1.00%       0.87%        0.78%
  Net Investment Loss (to average daily net assets)*          (0.43)%       (0.47)%      (0.54)%     (0.60)%      (0.60)%
  Portfolio Turnover                                            252%          241%         174%        182%         168%
  Net Assets, End of Year (000's omitted)                  $106,718       $82,469      $81,711    $215,201     $143,075

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment loss per share(1)                       $ (0.13)  $ (0.15)  $ (0.21)   N/A  $ (0.22)
Ratios (to average daily net assets):
  Expenses                                                1.07%     1.08%     1.04%   N/A     0.79%
  Net investment loss                                    (0.50)%   (0.55)%   (0.58)%  N/A    (0.61)%

+    Total return would have been lower in the absence of expense waivers.
(1)  Calculated based on average shares outstanding.
(2) Amount includes securities litigation proceeds received by the Fund of less than $0.01 for the year ended September 30, 2003 and $0.02 for the year ended September 30, 2002.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------
EQUITIES -- 95.4%
BASIC INDUSTRY -- 1.8%
CUNO, Inc.*                                                    13,300  $    521,228
Glamis Gold Ltd.*                                              41,000       541,200
SCS Transportation, Inc.*                                      53,500       807,850
                                                                       ------------
                                                                          1,870,278
                                                                       ------------
CAPITAL GOODS -- 6.3%
Brunswick Corp.                                                19,700       505,896
FMC Technologies, Inc.*                                        23,900       511,938
Herley Industries, Inc.*                                       55,700       975,864
MSC Industrial Direct Co., Inc., Class A                       77,500     1,615,875
United Defense Industries, Inc.*                               49,750     1,412,402
Universal Compression Holdings, Inc.*                          28,350       610,092
Wabtec Corp.                                                   70,250     1,113,462
                                                                       ------------
                                                                          6,745,529
                                                                       ------------
CONSUMER STABLE -- 3.1%
Delta & Pine Land Co.                                          43,150       992,881
Dial Corp.                                                     54,500     1,173,930
NBTY, Inc.*                                                    23,400       546,390
United Natural Foods, Inc.*                                    16,350       542,656
                                                                       ------------
                                                                          3,255,857
                                                                       ------------
EARLY CYCLICAL -- 3.4%
Fleetwood Enterprises, Inc.*                                   44,730       414,647
Jarden Corp.*                                                  14,400       543,600
Nu Skin Asia Pacific, Inc., Class A                            91,700     1,169,175
RedEnvelope, Inc.*                                             47,300       662,200
Yankee Candle Co., Inc.*                                       32,400       825,552
                                                                       ------------
                                                                          3,615,174
                                                                       ------------
ENERGY -- 3.9%
Arch Coal, Inc.                                                51,400     1,141,594
Evergreen Resources, Inc.*                                     20,800       561,600
Patina Oil & Gas Corp.                                         15,637       566,685
Patterson-UTI Energy, Inc.*                                    31,900       863,533
Quicksilver Resources, Inc.*                                   22,200       542,346
Western Gas Resources, Inc.                                    13,800       524,400
                                                                       ------------
                                                                          4,200,158
                                                                       ------------
FINANCIAL -- 11.5%
BOK Financial Corp.*                                           22,299       840,003
City National Corp.                                            10,250       522,340
Community First Bankshares, Inc.                               16,150       426,844
Cullen/Frost Bankers, Inc.                                     19,300       718,539
CVB Financial Corp.                                            43,887       833,853
First Community Bancorp                                        28,200       944,418
First Midwest Bancorp, Inc.                                    23,050       684,815

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Investors Financial Services Corp.                             15,850  $    497,690
Jefferies Group, Inc.                                          13,400       385,250
Knight Trading Group, Inc.*                                    97,950     1,121,527
Mercantile Bank Corp.                                          17,000       564,400
New York Community Bancorp, Inc.                               42,133     1,327,611
PrivateBancorp, Inc.                                           15,400       509,894
Raymond James Financial, Inc.                                  14,700       534,345
Scottish Re Group Ltd.                                         31,300       755,895
Southwest Bancorp of Texas, Inc.                               12,650       461,851
Triad Guaranty, Inc.*                                          23,000     1,128,840
                                                                       ------------
                                                                         12,258,115
                                                                       ------------
GROWTH CYCLICAL -- 9.3%
Brookstone, Inc.*                                              31,200       618,696
Charlotte Russe Holding, Inc.*                                 33,700       346,773
Dick's Sporting Goods, Inc.*                                   31,300     1,168,742
Hibbet Sporting Goods, Inc.*                                   25,200       602,784
Ingram Micro, Inc., Class A*                                  149,450     1,950,322
Inter Parfums, Inc.                                            13,400       134,000
Linens 'N Things, Inc.*                                        42,500     1,010,650
Quiksilver, Inc.*                                              31,100       496,045
Rare Hospitality International, Inc.*                          44,775     1,115,345
Reebok International, Ltd.                                     32,200     1,076,446
Ruby Tuesday, Inc.                                             21,200       511,132
Steven Madden Ltd.*                                            45,750       867,878
                                                                       ------------
                                                                          9,898,813
                                                                       ------------
HEALTH CARE -- 20.6%
Adolor Corp.*                                                  33,450       613,808
Advanced Neuromodulation Systems, Inc.*                        14,850       592,515
Celgene Corp.*                                                 21,700       940,261
Community Health Systems, Inc.*                                35,100       761,670
Connetics Corp.*                                               46,250       835,275
Cooper Companies, Inc.                                         14,350       584,763
Covance, Inc.*                                                 24,700       552,786
Coventry Health Care, Inc.*                                    15,400       812,196
Digene Corp.*                                                  17,000       694,620
Flamel Technologies SA Sponsored ADR*                          39,800     1,341,658
Idexx Laboratories, Inc.*                                      18,100       769,069
K-V Pharmaceutical Co., Class A*                               29,550       664,875
Kensey Nash Corp.*                                             11,500       270,020
Medicines Co. (The)*                                           22,900       595,400
Nektar Therapeutics*                                           85,500     1,094,400
Neurocrine Biosciences, Inc.*                                  13,600       673,472
NPS Pharmaceuticals, Inc.*                                     22,650       630,803
Orthofix International NV*                                     22,500       823,500
Pain Therapeutics, Inc.*                                       72,500       445,875
Pharmaceutical Resources, Inc.*                                13,100       893,682
Respironics, Inc.*                                             35,900     1,499,902
Select Medical Corp.*                                          62,350     1,795,680

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
Sicor, Inc.*                                                   25,950  $    500,316
STERIS Corp.*                                                  35,600       819,512
Therasense, Inc.*                                              46,100       575,789
Triad Hospitals, Inc.*                                         26,250       794,850
United Therapeutics Corp.*                                     27,400       618,966
Vicuron Pharmaceuticals, Inc.*                                 47,400       838,980
                                                                       ------------
                                                                         22,034,643
                                                                       ------------
REAL ESTATE -- 0.8%
Innkeepers USA Trust, REIT                                     98,900       860,430
                                                                       ------------
SERVICES -- 13.1%
Arbitron, Inc.*                                                12,600       444,780
Charles River Associates, Inc.*                                15,900       453,627
Citadel Broadcasting Corp.*                                    26,600       525,616
Cumulus Media, Inc.*                                           29,050       495,303
Devry, Inc.*                                                   22,300       527,618
Emmis Broadcasting Corp., Class A*                             55,600     1,122,008
Forrester Research, Inc.*                                      30,000       429,900
Harris Interactive, Inc.                                       27,200       191,488
Heidrick & Struggles International, Inc.*                      47,500       804,175
Hollywood Entertainment Corp.*                                 32,100       545,700
Internet Security Systems, Inc.*                               64,500       806,250
Iron Mountain, Inc.*                                           16,350       586,965
JB Hunt Transport Services, Inc.*                              45,000     1,170,900
Korn/Ferry International*                                      55,940       461,505
Lions Gate Entertainment Corp.*                               462,700     1,383,473
Mid Atlantic Medical Sevices, Inc.*                            15,550       799,737
MPS Group, Inc.*                                              116,460     1,048,140
Quanta Services, Inc.*                                         90,700       750,089
Sylvan Learning Systems, Inc.*                                 19,100       521,048
VCA Antech, Inc.*                                              39,950       940,823
                                                                       ------------
                                                                         14,009,145
                                                                       ------------
TECHNOLOGY -- 21.6%
ADC Telecommunications, Inc.*                                 203,600       474,388
Applied Micro Circuits Corp.*                                 189,250       921,648
Centillium Communications, Inc.*                               82,000       579,740
Cognizant Technology Solutions Corp.*                          23,100       842,457
Cypress Semiconductor Corp.*                                   61,770     1,092,094
Digital Theater Systems, Inc.*                                 24,300       692,088
FileNet Corp.*                                                 27,300       547,911
Fisher Scientific International, Inc.*                         42,500     1,686,825
FormFactor, Inc.*                                              27,150       587,255
Foundry Networks, Inc.*                                        48,300     1,038,933
Global Imaging Systems, Inc.*                                  21,200       521,520
GlobespanVirata, Inc.*                                        102,100       737,162
Helix Technology Corp.                                         59,900       980,563
Lam Research Corp.*                                            45,851     1,015,600
Manhattan Associates, Inc.*                                    37,100       960,519

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
ManTech International Corp., Class A*                          55,300  $  1,375,864
Manufacturers' Services Ltd.*                                 210,000     1,050,000
Manugistics Group, Inc.*                                      143,700       787,476
Netgear, Inc.*                                                 48,400       805,376
NetScreen Technologies, Inc.*                                  22,500       500,175
Networks Associates, Inc.*                                     78,400     1,078,784
ScanSoft, Inc.*                                               228,900       959,091
Scientific-Atlanta, Inc.                                       19,100       594,965
SI International, Inc.*                                        60,700       989,410
SM&A*                                                          28,300       325,733
Sycamore Networks, Inc.*                                      168,300       824,670
Verisign, Inc.*                                                78,550     1,058,069
                                                                       ------------
                                                                         23,028,316
                                                                       ------------
TOTAL EQUITIES (COST $87,815,476)                                       101,776,458
                                                                       ------------
                                                                                   PAR
                                                              RATE    MATURITY    VALUE
                                                             ------  ----------  -------
SHORT-TERM INVESTMENTS -- 4.9%
U.S. GOVERNMENT -- 0.3%
U.S. Treasury Bill+                                           0.881% 12/18/2003  $400,000      399,238
                                                                                          ------------
REPURCHASE AGREEMENTS -- 4.6%
Tri-party repurchase agreement dated 09/30/03 with Salomon Smith Barney, Inc.
and Investors Bank and Trust Company, due 10/01/03, with a maturity value of
$4,888,514 and an effective yield of 0.70%, collateralized by a U.S. Government
Obligation with a rate of 8.125%, a maturity date of 08/15/21 and a market
value of $4,986,656.                                                                         4,888,419
                                                                                          ------------
TOTAL SHORT-TERM INVESTMENTS (COST $5,287,656)                                               5,287,657
                                                                                          ------------

TOTAL INVESTMENTS -- 100.3% (COST
 $93,103,132)                             $ 107,064,115
OTHER ASSETS, LESS LIABILITIES -- (0.3%)       (345,990)
                                          -------------
NET ASSETS -- 100.0%                      $ 106,718,125
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

*    Non-income producing security.
+    Denotes all or part of security segregated as collateral.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Tax-Sensitive Equity Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to maximize after-tax total return, consisting of long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small capitalization U.S. companies.

      On June 21, 2003, by vote of the Trustees, the name of the Standish Small Cap Tax-Sensitive Equity Fund was changed to The Boston Company Small Cap Tax-Sensitive Equity Fund. In addition, the Declaration of Trust was amended to change the name of the Trust from Standish, Ayer & Wood Investment Trust to Mellon Institutional Funds Investment Trust. The name changes became effective July 1, 2003.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for wash sales and realized and unrealized gains or losses on futures.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     F. COMMITMENTS AND CONTINGENCIES

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

      On June 21, 2003, by vote of the Trustees, as part of a reorganization of the investment management operations of certain Mellon Financial Corporation's subsidiaries, Standish Mellon Asset Management Company LLC ("Standish Mellon") transferred all of its rights and obligations under the investment advisory agreements between Standish Mellon and the Trust on behalf of the Fund to The Boston Company Asset Management, LLC ("TBCAM"). The transfer of rights and obligations became effective
      July 1, 2003. For the year ended September 30, 2003, the Fund paid $521,768 and $216,441 in investment advisory fees to Standish Mellon and TBCAM, respectively.

      The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund's average daily net assets. Standish Mellon and TBCAM voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.00% of the Fund's average daily net assets for the year ended
      September 30, 2003. Pursuant to this agreement, for the year ended September 30, 2003, Standish Mellon and TBCAM collectively and voluntarily did not impose $64,845 of its investment advisory fee. Effective
      November 1, 2003, the voluntary expense limitation was changed to 1.10% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

      Effective January 28, 2003, the Fund began imposing a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 90 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee does not apply to shares that were acquired through reinvestment of distributions. The redemption fee is applicable to shares of the Fund purchased on or after January 28, 2003. For the period ended September 30, 2003, the Fund received $84 in redemption fees.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations for the year ended September 30, 2003, were $223,398,197 and $224,243,091, respectively. For the year ended September 30, 2003, the Fund did not purchase or sell any long-term U.S. Government securities.

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                              YEAR ENDED          YEAR ENDED
                                          SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
                                          ------------------  ------------------
         Shares sold                             766,053            1,594,518
         Shares redeemed                        (819,341)          (1,048,956)
                                               ---------          -----------
         Net increase (decrease)                 (53,288)             545,562
                                               =========          ===========

      At September 30, 2003, three shareholders held of record approximately 36%, 10% and 10% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

(5)  FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      The tax basis components of distributable earnings and the federal tax cost as of September 30, 2003, was as follows:

         Unrealized appreciation                                    $15,092,383
         Unrealized depreciation                                     (1,395,315)
                                                                    -----------
         Net unrealized appreciation/depreciation                    13,697,068
         Undistributed ordinary income                                        0
         Capital loss carry-forward                                 (17,675,618)
                                                                    -----------
         Total distributable earnings                               $(3,978,550)
                                                                    ===========
         Cost for federal income tax purposes                       $93,367,047

      At September 30, 2003, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

         CAPITAL LOSS
         CARRY OVER    EXPIRATION DATE
         ------------  ---------------
          $4,663,587        9/30/2009
           4,882,602        9/30/2010
           8,129,429        9/30/2011

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(6)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund may trade the following instruments with off-balance sheet risk:

     OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund did not enter into option transactions during the year ended September 30, 2003.

     FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At September 30, 2003, the Fund held the following financial futures contracts.

                                                                        UNDERLYING FACE
         CONTRACT                            POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED LOSS
         -----------------------------------------------------------------------------------------------
         Russell 2000 Index (12 contracts)      Long     12/18/2003       $2,927,100        $(185,990)

(7)  SECURITY LENDING:

      The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

      The Fund loaned securities during the year ended September 30, 2003 resulting in security lending income. At September 30, 2003, the Fund had no securities on loan.

(8)  LINE OF CREDIT:

      The Fund, and other funds in the Trust and subtrusts in the Mellon Institutional Funds Master Portfolio Trust (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 2003, the commitment fee was $3,727 for the Fund.

      During the year ended September 30, 2003, the Fund had no borrowings under the credit facility.

                          REPORT OF INDEPENDENT AUDITORS

   To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of The Boston Company Small Cap Tax-Sensitive Equity Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Investment Trust: The Boston Company Small Cap Tax-Sensitive Equity Fund (formerly, Standish Small Cap Tax-Sensitive Equity
   Fund) (the "Fund"), at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 21, 2003

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2003. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              28          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               28               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               28               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         28               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard         Trustee, President  Since 2003            Senior Vice                  28               None
c/o Standish Mellon Asset       and Chief                             President and Chief
Management Company LLC,     Executive Officer                         Operating Officer,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management;
7/24/65                                                               formerly Vice
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Mellon Institutional
                                                                      Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 28               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Vice President and           28               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       Mutual Funds
Management,                                     since 2002            Controller, Standish
One Boston Place                                                      Mellon Asset
Boston, MA 02108                                                      Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           28               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Vice President and           28               None
c/o Standish Mellon Asset       President                             Client Service
Management,                                                           Professional,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
6/25/70

                              Assistant Vice    Since 2001            Assistant Manager,           28               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          28               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

                   Mellon Institutional Funds Investment Trust

November 28, 2003

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2003.

This year might best be summarized as one in which risk-taking returned to the financial markets. For most of last year, market sentiment was notably bearish, characterized by a flight to quality. It's worth recalling that the first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years, with a loss of almost 14%.

In contrast, over the past 12 months, the greatest gains have been made by the stock market and the lowest-rated corporate debt. For the 12 months ended September 30, the S&P 500 has gained 22%, while the Merrill Lynch C-Rated High Yield Index advanced 42%. In keeping with the risk-taking trend, small cap stocks, as measured by the Russell 2000 Index, advanced 34%. International stocks also have enjoyed a healthy rebound, advancing 9%, as measured by the MSCI EAFE Index. In comparison, intermediate U.S. Treasuries had a total return of just 3%, after providing a total return of 13% in 2002, as measured by the Merrill Lynch 5-7 Yr. Treasury Index.

The financial markets were reacting to the increasing strength of the economy. After several sluggish quarters, economic activity in the U.S. accelerated in the summer months and remains strong. The sources of strength include a) continuing monetary ease that has induced substantial mortgage refinancing and housing activity, b) Federal fiscal stimulus from large new tax cuts and sharp increases in defense spending, and c) a gradual improvement in business capital spending after many quarters of stagnation. Soft spots to date include inventory investment, employment, state and local spending, and net exports.

The renewal of economic strength has created a schizophrenic year for the bond markets. Until late June, the market's tone had been set by an expectation of continued sluggish growth. In June, the Fed made explicit its intent to keep short-term interest rates low for a "considerable period." But the Fed announcement was perceived as a disappointment by the market, which promptly caused a sharp summer selloff in bonds. In September, bonds recouped some of their losses, as market participants felt the selloff had been overdone. The yield curve remains very steep, influenced by the Fed at the short end, but with the intermediate maturities under pressure from the large volume of Treasury financing in that sector. With the recent bump in yields and inflation still relatively quiescent, real interest rates have increased to the lower end of what have been the historic norms.

Looking ahead, it's clear that there are some serious distortions and imbalances in world economies including structural problems in Japan and core Europe, the U.S. current account deficit, and the leverage in the consumer balance sheet. It is impossible to predict when these restraints might undermine economic activity, but the latter part of 2004 or the year 2005 could be a period of vulnerability when there will be a loss of incremental fiscal stimulus as well as the lagged effect of higher interest rates.

Nevertheless, the near term economic outlook has brightened, business activity has some significant momentum which should carry over into 2004. The result should be favorable growth, especially in business investment. We expect inflation to remain modest and corporate profit growth to be reasonably strong.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.


Sincerely,

/ signed /

Patrick J. Sheppard

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                       Management Discussion and Analysis
                                 September 2003

The Iraqi war, the prelude to war, and the aftermath of the war have been the dominant focus for investors over the past year. Prior to the war, risk aversion was the overriding theme. Once it became clear that the war was not going to create drastically negative outcomes (no major loss of oil supply, no spillover of the conflict into other parts of the Middle East), investors shifted focus, and risky assets began a nice rebound. The shift from risk aversion to risk seeking impacted both the stock market and the bond market, where corporate bonds, especially high yield, performed very well relative to Treasuries.

For the 12 months ending September 30, 2003, The Boston Company Small Cap Value Fund (formerly known as Standish Small Cap Value Fund) had a total return of 29.73%. This put the Fund roughly in line with the Russell 2000 Value Index's
31.66 % return. These strong returns all came in the second half of the Fund's fiscal year as the markets bottomed in mid-March ahead of the Iraqi war and have been rallying ever since.

Within the markets, smaller stocks have outpaced larger stocks by 10% (the Russell 2000 was up 36.4% while the S&P 500 was up 24.4%), growth has outpaced value (especially in small caps where the Russell 2000 Growth outperformed the Value index by 10%), and technology has been the best performing sector. All of this is evidenced by the performance of the Nasdaq index which was up over 40% from the March lows.

The U.S. economy has been in a modest and uneven recovery throughout the year. Early in the year the concern was over the modest and uneven nature of the economy. Investors feared a deflationary environment that beyond the ability of the Federal Reserve to avert. However, the pace of the recovery has quickened recently. The US consumer was bolstered by accelerated tax cuts, lower energy costs after the war, and a tremendous wave of mortgage refinancing. While the consumer continued to be the main driver for the economy, business spending has begun to show some signs of life. Foreign economies are on the upswing as well.

Regardless of the direction of the economy or the markets, the disciplined investment approach used to manage the Fund does not vary. Our unwavering focus is on finding undervalued companies with improving business momentum. We are investing in companies that we think will surprise the market due to a turnaround in the business or a restructuring of their finances. We believe the proper identification of these surprises is what produces long-term superior investments.

The stock market has come a long way since the pre-war lows in March, especially for small caps. It would not be surprising to have a pause, or a short contraction - again, especially true for small caps. However, we believe that there is enough economic strength to drive earnings higher, and that valuations are not overly high given the low interest rate environment. Therefore, our expectation is for modestly positive returns from stocks over the intermediate term horizon. Volatility will remain high. Both the economy and the markets continue to live with risk of another major geopolitical or terrorist event. Investors seem willing to look beyond these risks, for now at least.

Thank you for you continued support.

/s/ STEPHANIE BRANDALEONE                   /s/ JOSEPH M. CORRADO
Stephanie Brandaleone                       Joseph M. Corrado

--------------------------------------------------------------------------------

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

             Comparison of Change in Value of $100,000 Investment in
    The Boston Company Small Cap Value Fund and the Russell 2000 Value Index

[DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                          TBC Small Cap     Russell 2000
                            Value Fund       Value Index
                          -------------     ------------
          1 Year             136,164           129,605
          2 Years            161,025           145,721
          3 Years            135,499           123,795
          9/30/2003          178,878           159,850

           -------------------------------------------------------
                        Average Annual Total Return
                       (for period ended 09/30/2003)

                                                   Since Inception
           1 Year                 3 Year              02/01/2000
           ------                 ------              ----------
           29.73%                 12.10%                17.19%

           -------------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2003, Mellon Funds Distributor, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

            Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    THE BOSTON COMPANY SMALL CAP VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

ASSETS
  Investment in The Boston Company Small Cap Value Portfolio
    ("Portfolio"), at value (Note 1A)                                 $45,112,290
  Receivable for Fund shares sold                                         200,175
  Prepaid expenses                                                          9,574
                                                                      -----------
    Total assets                                                       45,322,039
LIABILITIES
  Accrued accounting, custody and transfer agent fees         $2,574
  Accrued trustees' fees and expenses (Note 2)                 1,457
  Accrued expenses and other liabilities                      12,957
                                                              ------
    Total liabilities                                                      16,988
                                                                      -----------
NET ASSETS                                                            $45,305,051
                                                                      ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                     $34,083,760
  Accumulated net realized gain                                         4,326,240
  Undistributed net investment income                                       6,976
  Net unrealized appreciation                                           6,888,075
                                                                      -----------
TOTAL NET ASSETS                                                      $45,305,051
                                                                      ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                               2,450,837
                                                                      ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Net Assets/Shares outstanding)                                     $     18.49
                                                                      ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    THE BOSTON COMPANY SMALL CAP VALUE FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income of
    $2,632 (Note 7))                                                      $     8,192
  Dividend income (net of foreign withholding taxes of $129)                  149,911
  Dividend income allocated from Portfolio (net of foreign
    withholding taxes of $1,126)                                              270,822
  Interest income allocated from Portfolio                                     11,784
  Expenses allocated from Portfolio                                          (302,034)
                                                                          -----------
    Net investment income                                                     138,675
EXPENSES
  Investment advisory fee (Note 2)                            $   99,043
  Accounting, custody, and transfer agent fees                    51,082
  Legal and audit services                                        24,816
  Registration fees                                               13,870
  Insurance expense                                                5,883
  Trustees' fees and expenses (Note 2)                             5,125
  Miscellaneous                                                    9,535
                                                              ----------
    Total expenses                                               209,354

Deduct:
  Waiver of investment advisory fee (Note 2)                     (25,949)
  Reimbursement of Fund operating expenses (Note 2)              (26,151)
                                                              ----------
    Total expense deductions                                     (52,100)
                                                              ----------
      Net expenses                                                            157,254
                                                                          -----------
        Net investment loss                                                   (18,579)
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                             579,107
    Financial futures contracts                                  (46,355)
  Net realized gain allocated from Portfolio on:
    Investment security transactions                           4,166,762
    Financial futures contracts                                  250,835
                                                              ----------
      Net realized gain                                                     4,950,349
  Change in unrealized appreciation (depreciation)
    Investment securities                                     (1,643,227)
    Financial futures contracts                                   97,645
  Change in unrealized appreciation (depreciation) allocated from Portfolio on:
    Investment securities                                      7,324,818
    Financial futures contracts                                   96,760
                                                              ----------
      Change in net unrealized appreciation (depreciation)                  5,875,996
                                                                          -----------
    Net realized and unrealized gain on investments                        10,826,345
                                                                          -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $10,807,766
                                                                          ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    THE BOSTON COMPANY SMALL CAP VALUE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED          YEAR ENDED
                                                              SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
                                                              ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                   $   (18,579)        $   114,784
  Net realized gain                                                4,950,349              69,273
  Change in net unrealized appreciation (depreciation)             5,875,996             299,200
                                                                 -----------         -----------
  Net increase in net assets from investment operations           10,807,766             483,257
                                                                 -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                         (57,917)            (76,330)
  From net realized gains on investments                             (43,792)           (642,607)
                                                                 -----------         -----------
  Total distributions to shareholders                               (101,709)           (718,937)
                                                                 -----------         -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                 7,729,570          12,272,677
  Value of shares issued to shareholders in payment of
    distributions declared                                            71,480             667,636
  Cost of shares redeemed                                         (9,136,228)         (5,302,507)
                                                                 -----------         -----------
  Net increase (decrease) in net assets from Fund share
    transactions                                                  (1,335,178)          7,637,806
                                                                 -----------         -----------
TOTAL INCREASE IN NET ASSETS                                       9,370,879           7,402,126
NET ASSETS
  At beginning of year                                            35,934,172          28,532,046
                                                                 -----------         -----------
  At end of year (including undistributed net investment
    income of $6,976 and $62,863)                                $45,305,051         $35,934,172
                                                                 ===========         ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    THE BOSTON COMPANY SMALL CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                          FOR THE PERIOD
                                                                    YEAR ENDED           FEBRUARY 1, 2000
                                                                   SEPTEMBER 30,         (COMMENCEMENT OF
                                                             -------------------------    OPERATIONS) TO
                                                              2003     2002     2001    SEPTEMBER 30, 2000
                                                             -------  -------  -------  ------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $ 14.30  $ 13.86  $ 14.01        $11.05
                                                             -------  -------  -------        ------
FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(1)*                             (0.01)    0.05     0.10          0.04
  Net realized and unrealized gain on investments               4.24     0.75     0.31          2.94
                                                             -------  -------  -------        ------
Total from investment operations                                4.23     0.80     0.41          2.98
                                                             -------  -------  -------        ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   (0.02)   (0.04)   (0.06)        (0.02)
  From net realized gain on investments                        (0.02)   (0.32)   (0.50)           --
                                                             -------  -------  -------        ------
Total distributions to shareholders                            (0.04)   (0.36)   (0.56)        (0.02)
                                                             -------  -------  -------        ------
NET ASSET VALUE, END OF YEAR                                 $ 18.49  $ 14.30  $ 13.86        $14.01
                                                             =======  =======  =======        ======
TOTAL RETURN+++                                                29.64%    5.43%    3.12%        26.98%++
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                       1.15%    1.00%    1.00%         1.00%+
  Net Investment Income (Loss) (to average daily net
    assets)*                                                   (0.05)%    0.32%    0.68%         0.50%+
  Portfolio Turnover(2)                                           51%     164%     149%           71%++
  Net Assets, End of Year (000's omitted)                    $45,305  $35,934  $28,532        $3,764

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund and Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the net investment income (loss) per share and ratios would have been:

Net investment income (loss) per share(1)     $(0.03)  $0.01   $0.05   $(0.26)
Ratios (to average daily net assets):
  Expenses                                      1.28%   1.24%   1.37%    4.51%+
  Net investment income (loss)                 (0.18)%  0.08%   0.31%   (3.01)%+

(1)  Calculated based on average shares outstanding.
(2) Portfolio turnover represents activity while the Fund was investing directly in securities until January 27, 2003. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    THE BOSTON COMPANY SMALL CAP VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Value Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. Prior to the Fund's investment in the Portfolio on January 28, 2003 the Fund sought to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies.

      Effective January 28, 2003 the Fund invests all of its investable assets in an interest of the The Boston Company Small Cap Value Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 99.4% at September 30, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      On June 21, 2003, by vote of the Trustees, the name of the Standish Small Cap Value Fund was changed to The Boston Company Small Cap Value Fund. In addition, the Declaration of Trust was amended to change the name of the Trust from Standish, Ayer & Wood Investment Trust to Mellon Institutional Funds Investment Trust. The name changes became effective July 1, 2003.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Prior to the Fund's investment in the Portfolio on January 28, 2003, securities for which quotations were readily available were valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities were primarily traded. Securities (including illiquid securities) for which quotations were not readily available were valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund were valued at amortized cost, which approximated market value. If the Fund acquired a short-term instrument with more than sixty days remaining to its maturity, it was valued at current market value until the sixtieth day prior to maturity and would then have been valued at amortized value based upon the value on such date unless the Trustees determined during such sixty-day period that amortized value did not represent fair value.

      Effective January 28, 2003, the Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. REPURCHASE AGREEMENTS

      Prior to the Fund's investment in the Portfolio on January 28, 2003, it was the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements was held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures had been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    THE BOSTON COMPANY SMALL CAP VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     C. SECURITIES TRANSACTIONS AND INCOME

      Prior to the Fund's investment in the Portfolio on January 28, 2003, the Fund held its investments directly. Securities transactions were recorded as of the trade date. Interest income was determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income was recorded on the ex-dividend date. Realized gains and losses from securities sold were recorded on the identified cost basis. Dividends that represented a return of capital were reflected as a reduction of cost, when the amount of return of capital was conclusively determined.

      Effective January 28, 2003, securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

     D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for realized and unrealized gains or losses on futures contracts and wash sales.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     F. COMMITMENTS AND CONTINGENCIES

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

      Prior to the Fund's investment in the Portfolio on January 28, 2003, Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, earned an investment advisory fee from the Fund for overall investment advisory, administrative services, and general office facilities. The fee was paid monthly at the annual rate of 0.80% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the total operating expenses (excluding litigation, indemnification and extraordinary expenses) of the Fund to 1.00% of the Fund's average daily net assets for the period ended January 27, 2003. Pursuant to this agreement, for the period

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    THE BOSTON COMPANY SMALL CAP VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      ended January 27, 2003, Standish Mellon voluntarily did not impose $25,949 of its investment advisory fees. This agreement was voluntary and temporary and may have been discontinued or revised by Standish Mellon at any time. For the period ended January 27, 2003, the Fund paid $99,043 in investment advisory fees to Standish Mellon.

      On June 21, 2003, by vote of the Trustees, as part of a reorganization of the investment management operations of certain Mellon Financial Corporation's subsidiaries, Standish Mellon transferred all of its rights and obligations under the investment advisory agreements between Standish Mellon and the Trust on behalf of the Fund to The Boston Company Asset Management, LLC ("TBCAM"). The transfer of rights and obligations became effective on July 1, 2003.

      From and after January 28, 2003 (the date of the Fund's investment in the Portfolio), the Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to TBCAM for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon and TBCAM voluntarily agreed to limit the Fund's total operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.00% of the Fund's average daily net assets for the period from January 28, 2003 through February 28, 2003 and to 1.25% for the period from March 1, 2003 through September 30, 2003. Pursuant to these agreements, for this period ended September 30, 2003, Standish Mellon and TBCAM collectively and voluntarily reimbursed the Fund for $26,151 of its operating expenses. This agreement was voluntary and temporary and may be discontinued or revised by TBCAM at any time.

      Effective January 28, 2003, the Fund began imposing a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 90 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee does not apply to shares that were acquired through reinvestment of distributions. The redemption fee is applicable to shares of the Fund purchased on or after January 28, 2003. For the period ended September 30, 2003, the Fund received no redemption fees.

      No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  INVESTMENT TRANSACTIONS:

      Prior to the Fund's investment in the Portfolio on January 28, 2003, purchases and sales of investments, other than short-term obligations, aggregated $20,714,674 and $18,019,166, respectively. On January 28, 2003, the Fund transferred all of its investable assets with a value of $36,721,319, including unrealized depreciation of $533,503, to the Portfolio in exchange for an interest in the Portfolio. Increases and decreases in the Fund's investment in the Portfolio for the period from January 28, 2003 to September 30, 2003 aggregated $4,851,145 and $8,279,921, respectively.

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                 YEAR ENDED             YEAR ENDED
                                                             SEPTEMBER 30, 2003     SEPTEMBER 30, 2002
                                                            ---------------------  ---------------------
         Shares sold                                                   488,251                733,249
         Shares issued to shareholders in payment of
           distributions declared                                        4,747                 41,519
         Shares redeemed                                              (555,316)              (320,612)
                                                               ---------------        ---------------
         Net increase (decrease)                                       (62,318)               454,156
                                                               ===============        ===============

      At September 30, 2003, two shareholders of record held approximately 13% and 12% of the total outstanding shares of the Fund, respectively. Investment activities of these shareholders could have a material impact on the Fund.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    THE BOSTON COMPANY SMALL CAP VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)  FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                      AMOUNT
                                                                    ----------
         Undistributed Ordinary Income                              $2,171,555
         Accumulated gain                                            2,171,579

      The tax character of distributions
      paid during the fiscal year ended
      September 30, 2003, was as follows:

         Distributions paid from:
         Ordinary income                                            $  57,917
         Capital gains                                                 43,792

      See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

(6)  FINANCIAL INSTRUMENTS:

      Prior to the Fund's investment in the Portfolio on January 28, 2003, the following instruments were used for hedging purposes as described below. However, these instruments may also have been used to seek to enhance potential gain in circumstances where hedging was not involved. The nature, risks and objectives of these instruments were set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund traded the following instruments with off-balance sheet risk:

     OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may have used options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tended to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tended to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Losses may have arose from changes in the value of the underlying instruments, if there was an illiquid secondary market for the contract or if the counterparty did not perform under the contract's terms.

      Premiums received from writing options which expired were treated as realized gains. Premiums received from writing options which were exercised or were closed were added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options were included in realized gains and losses on investment securities, except purchased options on foreign currency which were included in realized gains and losses on foreign currency transactions. If a put option written by the Fund was exercised, the premium reduced the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, had no control over whether the underlying securities may have been sold (call) or purchased (put) and as a result bore the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options were valued at the last sale price, or if no sales were reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter were valued using prices supplied by the dealers.

      The Fund did not enter into option transactions during the period ended January 27, 2003.

     FUTURES CONTRACTS

      The Fund may have entered into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposited either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments were made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    THE BOSTON COMPANY SMALL CAP VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      were recorded for financial statement purposes as unrealized gains or losses by the Fund. There were several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponded with the value of their underlying instruments or indices, which may not have correlated with changes in the value of hedged investments. Buying futures tended to increase the Fund's exposure to the underlying instrument, while selling futures tended to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there was the risk that the Fund may not have been able to enter into a closing transaction because of an illiquid secondary market. Losses may have arose if there was an illiquid secondary market or if the counterparties did not perform under the contract's terms. The Fund entered into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses were realized upon the expiration or closing of the futures contracts. Futures contracts were valued at the quoted daily settlement prices established by the exchange on which they trade.

      At January 28, 2003, any financial futures contracts held by the Fund were transferred to the Portfolio.

(7)  SECURITY LENDING:

      Prior to the Fund's investment in the Portfolio on January 28, 2003, the Fund lent its securities to financial institutions which Standish Mellon deemed to be creditworthy. The loans were collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned was determined daily and any additional required collateral was allocated to the Fund on the next business day. For the duration of the loan, the Fund received the equivalent of the interest or dividends paid by the issuer on the securities loaned and also received compensation from the investment of the collateral. As with other extensions of credit, the Fund bore the risk of delay in recovery or even loss of rights in its securities on loan had the borrower of the securities failed financially or defaulted on its obligations to the Fund. In the event of borrower default, the Fund generally had the right to use the collateral to offset losses incurred. The Fund may have incurred a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bore the risk in the event that the interest and/or dividends received on invested collateral was not sufficient to meet the Fund's obligations due on the loans.

(8)  LINE OF CREDIT:

      Prior to the Fund's investment in the Portfolio on January 28, 2003, the Fund, other funds in the trust and subtrusts in the Portfolio Trust were parties to a committed line of credit facility, which enabled each portfolio or fund to borrow, in the aggregate, up to $25 million. Interest was charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, was allocated ratably among the participating portfolios/funds at the end of each quarter. For the period ended January 27, 2003 the commitment fee was $524 for the Fund.

      During the period ended January 27, 2003, the Fund had no borrowings under the credit facility.

                          REPORT OF INDEPENDENT AUDITORS

   To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of The Boston Company Small Cap Value Fund:

   In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Investment Trust: The Boston Company Small Cap Value Fund (formerly, Standish Small Cap Value Fund) (the "Fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at September 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 21, 2003

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY SMALL CAP VALUE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------
EQUITIES -- 97.4%
BASIC INDUSTRY -- 7.1%
Circor International, Inc.                                     10,100  $    193,920
Cooper Tire & Rubber Co.                                        9,600       152,352
Florida Rock Industries, Inc.                                  10,800       535,680
Glamis Gold Ltd.*                                              16,600       219,120
Hecla Mining Co.*                                              20,400       106,896
Ionics, Inc.*                                                   9,000       220,140
Kinross Gold Corp.*                                            44,700       333,462
Louisiana-Pacific Corp.*                                       84,200     1,160,276
Meridian Gold, Inc.*                                           24,400       286,212
                                                                       ------------
                                                                          3,208,058
                                                                       ------------
CAPITAL GOODS -- 8.2%
Applied Industrial Technologies, Inc.                          13,800       274,206
Dycom Industries, Inc.*                                         6,600       134,574
Esterline Technologies Corp.*                                  17,000       327,930
Heico Corp.                                                    18,300       248,880
Herley Industries, Inc.*                                       23,100       404,712
Interface, Inc., Class A*                                      21,600       117,072
Landstar System, Inc.*                                          6,200       378,324
McGrath RentCorp                                                7,900       220,805
Sypris Solutions, Inc.                                         15,800       216,934
TETRA Technologies, Inc.*                                      21,150       436,113
Trinity Industries                                             11,400       294,690
Waste Connections, Inc.*                                       18,900       663,201
                                                                       ------------
                                                                          3,717,441
                                                                       ------------
CONSUMER STABLE -- 5.5%
Adolph Coors Co., Class B                                       4,100       220,416
Dial Corp.                                                     33,100       712,974
Duane Reade, Inc.*                                             25,600       408,320
FAO, Inc.*                                                     13,300        55,195
Green Mountain Coffee Roasters, Inc.*                          10,000       198,100
Maxwell Shoe Co., Inc., Class A*                               18,000       258,480
Monterey Pasta Co.*                                            45,400       167,980
Nutraceutical International Corp.*                             16,500       171,105
Ralcorp Holdings, Inc.*                                        11,300       313,010
                                                                       ------------
                                                                          2,505,580
                                                                       ------------
EARLY CYCLICAL -- 4.5%
Atlantic Coast Airlines, Inc.*                                 39,900       339,549
BorgWarner, Inc.                                                3,300       223,905
Dollar Thrifty Automotive Group, Inc.*                         15,900       361,248
RedEnvelope, Inc.*                                             19,500       273,000
Simpson Manufacturing Co., Inc.*                                7,700       314,853
Yankee Candle Co., Inc.*                                       21,300       542,724
                                                                       ------------
                                                                          2,055,279
                                                                       ------------

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY SMALL CAP VALUE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------
ENERGY -- 3.2%
Arch Coal, Inc.                                                10,300  $    228,763
Evergreen Resources, Inc.*                                      7,400       199,800
Grey Wolf, Inc.*                                               78,800       274,224
Hydril Co.*                                                     7,700       156,002
Key Energy Services, Inc.*                                     36,000       347,400
Western Gas Resources, Inc.                                     5,900       224,200
                                                                       ------------
                                                                          1,430,389
                                                                       ------------
FINANCIAL -- 14.9%
Bank of Hawaii Corp.                                           11,600       389,528
City National Corp.                                             9,200       468,832
Cullen/Frost Bankers, Inc.                                     10,400       387,192
Federal Agricultural Mortgage Corp., Class C*                   9,000       243,000
First Charter Corp.                                            11,900       233,240
First Community Bancorp                                         6,600       221,034
First Republic Bank                                            12,200       376,126
First State Bancorporation                                      8,900       263,529
FirstFed Financial Corp.*                                      10,400       410,800
Hub International Ltd.                                         13,700       224,680
Investors Financial Services Corp.                             11,600       364,240
Knight Trading Group, Inc.*                                    73,000       835,850
Phoenix Cos., Inc.                                             58,300       673,365
Protective Life Corp.                                           7,500       223,875
Provident Bankshares Corp.                                      6,500       183,625
Santander BanCorp.                                             35,900       673,843
Southwest Bancorp of Texas, Inc.                               12,300       449,073
Sterling Bancshares, Inc.                                      13,500       161,055
                                                                       ------------
                                                                          6,782,887
                                                                       ------------
GROWTH CYCLICAL -- 11.1%
Bally Total Fitness Holding Corp.*                             46,300       400,495
BJ's Wholesale Club, Inc.*                                     33,650       651,801
Electronics Boutique Holdings*                                 13,600       388,552
Footlocker, Inc.                                               49,400       800,280
G-III Apparel Group Ltd.*                                       4,600        44,804
Gadzooks Inc.*                                                 35,000       171,640
Genesco, Inc.*                                                 12,900       207,174
Good Guys, Inc.*                                               90,000       179,100
Ingram Micro, Inc., Class A*                                   24,400       318,420
Nordstrom, Inc.                                                17,600       436,656
Saks, Inc.*                                                    31,400       362,042
School Specialty, Inc.*                                         9,600       270,816
Steven Madden Ltd.*                                            23,700       449,589
Too, Inc.*                                                     14,100       207,693
Zale Corp.*                                                     3,600       159,876
                                                                       ------------
                                                                          5,048,938
                                                                       ------------

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY SMALL CAP VALUE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------
HEALTH CARE -- 10.7%
FEI Co.*                                                       12,200  $    284,748
Hanger Orthopedic Group, Inc.*                                 17,600       270,160
ICU Medical, Inc.*                                             18,200       495,222
ImmunoGen, Inc.*                                               34,000       151,300
Medicines Co. (The)*                                            6,000       156,000
Neurocrine Biosciences, Inc.*                                   3,900       193,128
Orthodontic Centers of America, Inc.*                          25,200       198,576
Orthofix International NV*                                      6,600       241,560
Perrigo Co.                                                    51,800       659,414
Polymedica Industries, Inc.                                     9,400       249,100
Psychiatric Solutions, Inc.*                                   16,300       225,103
Select Medical Corp.*                                          29,300       843,840
Sierra Health Services, Inc.*                                  22,020       452,511
Triad Hospitals, Inc.*                                          9,200       278,576
United Therapeutics Corp.*                                      6,800       153,612
                                                                       ------------
                                                                          4,852,850
                                                                       ------------
REAL ESTATE -- 5.6%
Alexandria Real Estate Equities, Inc., REIT                    12,200       585,966
Felcor Lodging Trust Inc., REIT                                20,200       209,272
Health Care REIT, Inc.                                          7,000       215,950
Innkeepers USA Trust, REIT                                     38,400       334,080
MeriStar Hospitality Corp., REIT                               27,700       196,116
Newcastle Investment Corp., REIT                               15,200       349,448
SL Green Realty Corp., REIT                                    10,800       389,988
Ventas, Inc., REIT                                             14,600       249,952
                                                                       ------------
                                                                          2,530,772
                                                                       ------------
SERVICES -- 9.1%
Celadon Group, Inc.*                                            7,000        89,950
Charter Communications, Inc., Class A*                         34,860       143,623
Cincinnati Bell, Inc.*                                         27,300       138,957
Commonwealth Telephone Enterprises, Inc.*                       7,200       288,936
Gemstar-TV Guide International, Inc.*                          84,200       398,266
Hearst-Argyle Television, Inc.*                                13,100       317,020
Hollywood Entertainment Corp.*                                 27,200       462,400
Hudson Highland Group, Inc.*                                   17,575       338,143
Jones Lang LaSalle, Inc.*                                      11,400       210,900
Labor Ready, Inc.*                                             30,900       310,545
Mandalay Resort Group                                           9,300       368,373
Mobile Mini, Inc.*                                             24,800       478,392
VCA Antech, Inc.*                                              16,700       393,285
Watson Wyatt & Co. Holdings*                                    8,200       184,582
                                                                       ------------
                                                                          4,123,372
                                                                       ------------

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY SMALL CAP VALUE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------
TECHNOLOGY -- 14.7%
Advanced Fibre Communications, Inc.*                            7,700  $    161,469
Andrew Corp.*                                                  12,600       154,854
Ansoft Corp.*                                                  18,900       193,725
Borland Software Corp.*                                        13,300       122,493
Brillian Corp.*                                                 4,575        41,221
Credence Systems Corp.*                                        17,100       196,650
Earthlink, Inc.*                                               19,600       161,308
Electronics for Imaging, Inc.*                                 15,100       352,132
Fisher Scientific International, Inc.*                          5,600       222,264
Gateway, Inc.*                                                 23,900       135,274
Informatica Corp.*                                             24,000       178,800
KEMET Corp.*                                                   30,000       382,200
ManTech International Corp., Class A*                           8,500       211,480
Midway Games, Inc.*                                            56,900       168,424
Nanometrics, Inc.*                                             20,500       248,460
NetIQ Corp.*                                                   18,700       223,278
Networks Associates, Inc.*                                     24,100       331,616
Perot Systems Corp., Class A*                                  17,900       179,000
Polycom, Inc.*                                                 13,500       224,235
Powerwave Technologies, Inc.*                                  32,200       213,164
Quixote Corp.                                                   9,400       236,410
Rainbow Technologies, Inc.*                                    34,200       312,588
Richardson Electronics, Ltd.                                   17,300       183,380
Somera Communications, Inc.*                                  150,300       275,049
Stratex Networks, Inc.*                                        57,800       222,530
Sybase, Inc.*                                                  28,300       481,383
Technitrol, Inc.*                                              11,400       209,874
Tellabs, Inc.*                                                 32,600       221,354
THQ, Inc.*                                                     13,700       224,954
Tier Technologies, Inc., Class B*                              22,300       198,693
                                                                       ------------
                                                                          6,668,262
                                                                       ------------
UTILITIES -- 2.8%
AGL Resources, Inc.                                            15,000       422,550
Black Hills Corp.                                              13,400       413,524
Cleco Corp.                                                    26,300       429,742
                                                                       ------------
                                                                          1,265,816
                                                                       ------------
TOTAL EQUITIES (COST $37,303,474)                                        44,189,644
                                                                       ------------

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY SMALL CAP VALUE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                    PAR         VALUE
SECURITY                                             RATE          MATURITY        VALUE      (NOTE 1A)
--------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.4%
U.S. GOVERNMENT -- 0.2%
U.S. Treasury Bill                                  0.881%        12/18/2003      $100,000   $    99,809
                                                                                             -----------
REPURCHASE AGREEMENTS -- 3.2%
Tri-party repurchase agreement dated 09/30/03 with Salomon Smith Barney, Inc. and
Investors Bank and Trust Company, due 10/01/03, with a maturity value of
$1,456,637 and an effective yield of 0.70%, collateralized by a U.S. Government
Obligation with a rate of 8.125%, a maturity date of 08/15/21 and a market value
of $1,486,272.                                                                                 1,456,609
                                                                                             -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,556,418)                                                 1,556,418
                                                                                             -----------

TOTAL INVESTMENTS -- 100.8% (COST
 $38,859,892)                             $  45,746,062
OTHER ASSETS, LESS LIABILITIES -- (0.8%)       (373,190)
                                          -------------
NET ASSETS -- 100.0%                      $  45,372,872
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY SMALL CAP VALUE PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $38,859,892)                                                         $45,746,062
  Cash                                                                         1,437
  Receivable for investments sold                                            883,131
  Interest and dividends receivable                                           25,969
  Prepaid expenses                                                             3,636
                                                                         -----------
    Total assets                                                          46,660,235
LIABILITIES
  Payable for investments purchased                           $1,254,143
  Accrued accounting and custody fees                             7,073
  Accrued trustees' fees and expenses (Note 2)                      361
  Accrued expenses and other liabilities                         25,786
                                                              ---------
    Total liabilities                                                      1,287,363
                                                                         -----------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS)               $45,372,872
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY SMALL CAP VALUE PORTFOLIO

                            STATEMENT OF OPERATIONS
 FOR THE PERIOD JANUARY 28, 2003 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER
                                    30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income (net of foreign withholding taxes of
    $1,129)                                                              $   271,311
  Interest income (including securities lending income of
    $7,776 (Note 6))                                                          11,803
                                                                         -----------
    Total income                                                             283,114
EXPENSES
  Investment advisory fee (Note 2)                            $ 220,643
  Accounting and custody fees                                    48,898
  Legal and audit services                                       26,345
  Insurance expense                                               3,334
  Trustees' fees and expenses (Note 2)                            2,340
  Miscellaneous                                                   2,060
                                                              ---------
    Total expenses                                              303,620

Deduct:
  Waiver of investment advisory fee (Note 2)                       (966)
                                                              ---------
    Net expenses                                                             302,654
                                                                         -----------
      Net investment loss                                                    (19,540)
                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                          4,184,532
    Financial futures contracts                                 251,260
                                                              ---------
      Net realized gain                                                    4,435,792
  Change in unrealized appreciation (depreciation)
    Investment securities                                     7,322,913
    Financial futures contracts                                  96,760
                                                              ---------
      Change in net unrealized appreciation (depreciation)                 7,419,673
                                                                         -----------
    Net realized and unrealized gain                                      11,855,465
                                                                         -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $11,835,925
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY SMALL CAP VALUE PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            FOR THE PERIOD FROM
                                                             JANUARY 28, 2003
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                                                            SEPTEMBER 30, 2003
                                                            -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                           $   (19,540)
  Net realized gain                                               4,435,792
  Change in net unrealized appreciation (depreciation)            7,419,673
                                                                -----------
  Net increase in net assets from investment operations          11,835,925
                                                                -----------
CAPITAL TRANSACTIONS
  Assets contributed by Standish Small Cap Value Fund
    (including unrealized depreciation of $533,503)              36,721,319
  Contributions                                                   5,115,275
  Withdrawals                                                    (8,299,647)
                                                                -----------
  Net increase in net assets from capital transactions           33,536,947
                                                                -----------
TOTAL INCREASE IN NET ASSETS                                     45,372,872
NET ASSETS
  At beginning of period                                                 --
                                                                -----------
  At end of period                                              $45,372,872
                                                                ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY SMALL CAP VALUE PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                               JANUARY 28, 2003
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                              SEPTEMBER 30, 2003
                                                              ------------------
TOTAL RETURN+                                                        29.85%+++
RATIOS:
  Expenses (to average daily net assets)*                             1.10%++
  Net Investment Loss (to average daily net assets)*                 (0.07)%++
  Portfolio Turnover                                                   102%+++
  Net Assets, End of Period (000's omitted)                        $45,373

-----------------

* For the period indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

Ratios (to average daily net assets):
  Expenses                                                            1.10%++
  Net investment loss                                                (0.07)%++

+ Total return for the Portfolio includes performance of The Boston Company Small Cap Value Fund prior to its conversion to a master-feeder structure and contribution of its investments to the Portfolio. Total return would have been lower in the absence of expense waivers.
++   Computed on an annualized basis.
+++  Not annualized.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY SMALL CAP VALUE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Value Portfolio (the "Portfolio"), a separate diversified investment series of the Portfolio Trust, commenced operations on January 28, 2003.

      The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies.

      At September 30, 2003, there were two funds, The Boston Company Small Cap Value Fund and Dreyfus Premier Small Cap Equity Fund invested in the Portfolio. The value of the funds' investment in the Portfolio reflects the funds' proportionate interests in the net assets of the Portfolio. At September 30, 2003, The Boston Company Small Cap Value Fund and the Dreyfus Premier Small Cap Equity Fund held approximately 99.4% and 0.6% interests in the Portfolio, respectively.

      On June 21, 2003, by vote of the Trustees, the name of the Standish Small Cap Value Portfolio was changed to The Boston Company Small Cap Value Portfolio. In addition, the Declaration of Trust was amended to change the name of the Portfolio Trust from Standish, Ayer & Wood Master Portfolio to Mellon Institutional Funds Master Portfolio. The name changes became effective July 1, 2003.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY SMALL CAP VALUE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

     D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E. COMMITMENTS AND CONTINGENCIES

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE:

      On June 21, 2003, by vote of the Trustees, as a part of a reorganization of the investment management operations of certain Mellon Financial Corporation's subsidiaries, Standish Mellon Asset Management Company LLC ("Standish Mellon") transferred all of its rights and obligations under the investment advisory agreements between Standish Mellon and the Portfolio Trust on behalf of the Portfolio to The Boston Company Asset Management, LLC ("TBCAM"). The transfer of rights and obligations became effective on July 1, 2003. For the year ended September 30, 2003, the Portfolio paid $131,470 and $89,173 in investment advisory fees to Standish Mellon and TBCAM, respectively.

      The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Portfolio's average daily net assets. Standish Mellon and TBCAM voluntarily agreed to limit the Portfolio's total operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 1.00% of the Portfolio's average daily net assets for the period from January 28, 2003 through February 28, 2003 and to 1.25% for the period from March 1, 2003 through September 30, 2003. Pursuant to these agreements, for the period ended September 30, 2003, Standish Mellon and TBCAM collectively and voluntarily did not impose $966 of its investment advisory fees. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

      No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the period ended September 30, 2003 were $40,359,585 and $41,995,242, respectively. For the period ended September 30, 2003, the Portfolio did not purchase or sell any long-term U.S. Government securities.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY SMALL CAP VALUE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)  FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2003, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                             $38,883,762
                                                                    ==========
         Gross unrealized appreciation                               7,282,995
         Gross unrealized depreciation                                (420,695)
                                                                    ----------
         Net unrealized appreciation                                $6,862,300
                                                                    ==========

(5)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

     OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Portfolio did not enter into option transactions during the period ended September 30, 2003.

     FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  THE BOSTON COMPANY SMALL CAP VALUE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2003, the Portfolio held no outstanding financial futures contracts.

(6)  SECURITY LENDING:

      The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

      The Portfolio loaned securities during the period ended September 30, 2003 resulting in security lending income. At September 30, 2003, the Portfolio had no securities on loan.

(7)  LINE OF CREDIT:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Mellon Institutional Funds Investment Trust (the "Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the period ended September 30, 2003, the commitment fee was $810 for the Portfolio.

      During the period ended September 30, 2003, the Portfolio had no borrowings under the credit facility.

(8)  TRANSFER OF ASSETS:

      Investment operations began on January 28, 2003 with the acquisition of the investable assets of Standish Small Cap Value Fund in exchange for an interest in the Portfolio. The value of the investments transferred totaled $36,721,319, including net unrealized depreciation of $533,503. The transaction was structured for tax purposes to qualify as a tax-free exchange under the Internal Revenue Code.

                          REPORT OF INDEPENDENT AUDITORS

   To the Trustees of Mellon Institutional Funds Master Portfolio and the Investors of The Boston Company Small Cap Value Portfolio:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Master Portfolio: The Boston Company Small Cap Value Portfolio (formerly, Standish Small Cap Value Portfolio) (the "Portfolio") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 21, 2003

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2003. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              28          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               28               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               28               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         28               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard         Trustee, President  Since 2003            Senior Vice                  28               None
c/o Standish Mellon Asset       and Chief                             President and Chief
Management Company LLC,     Executive Officer                         Operating Officer,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management;
7/24/65                                                               formerly Vice
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Mellon Institutional
                                                                      Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 28               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Vice President and           28               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       Mutual Funds
Management,                                     since 2002            Controller, Standish
One Boston Place                                                      Mellon Asset
Boston, MA 02108                                                      Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           28               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Vice President and           28               None
c/o Standish Mellon Asset       President                             Client Service
Management,                                                           Professional,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
6/25/70

                              Assistant Vice    Since 2001            Assistant Manager,           28               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          28               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

                   Mellon Institutional Funds Investment Trust

November 28, 2003

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2003.

This year might best be summarized as one in which risk-taking returned to the financial markets. For most of last year, market sentiment was notably bearish, characterized by a flight to quality. It's worth recalling that the first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years, with a loss of almost 14%.

In contrast, over the past 12 months, the greatest gains have been made by the stock market and the lowest-rated corporate debt. For the 12 months ended September 30, the S&P 500 has gained 22%, while the Merrill Lynch C-Rated High Yield Index advanced 42%. In keeping with the risk-taking trend, small cap stocks, as measured by the Russell 2000 Index, advanced 34%. International stocks also have enjoyed a healthy rebound, advancing 9%, as measured by the MSCI EAFE Index. In comparison, intermediate U.S. Treasuries had a total return of just 3%, after providing a total return of 13% in 2002, as measured by the Merrill Lynch 5-7 Yr. Treasury Index.

The financial markets were reacting to the increasing strength of the economy. After several sluggish quarters, economic activity in the U.S. accelerated in the summer months and remains strong. The sources of strength include a) continuing monetary ease that has induced substantial mortgage refinancing and housing activity, b) Federal fiscal stimulus from large new tax cuts and sharp increases in defense spending, and c) a gradual improvement in business capital spending after many quarters of stagnation. Soft spots to date include inventory investment, employment, state and local spending, and net exports.

The renewal of economic strength has created a schizophrenic year for the bond markets. Until late June, the market's tone had been set by an expectation of continued sluggish growth. In June, the Fed made explicit its intent to keep short-term interest rates low for a "considerable period." But the Fed announcement was perceived as a disappointment by the market, which promptly caused a sharp summer selloff in bonds. In September, bonds recouped some of their losses, as market participants felt the selloff had been overdone. The yield curve remains very steep, influenced by the Fed at the short end, but with the intermediate maturities under pressure from the large volume of Treasury financing in that sector. With the recent bump in yields and inflation still relatively quiescent, real interest rates have increased to the lower end of what have been the historic norms.

Looking ahead, it's clear that there are some serious distortions and imbalances in world economies including structural problems in Japan and core Europe, the U.S. current account deficit, and the leverage in the consumer balance sheet. It is impossible to predict when these restraints might undermine economic activity, but the latter part of 2004 or the year 2005 could be a period of vulnerability when there will be a loss of incremental fiscal stimulus as well as the lagged effect of higher interest rates.

Nevertheless, the near term economic outlook has brightened, business activity has some significant momentum which should carry over into 2004. The result should be favorable growth, especially in business investment. We expect inflation to remain modest and corporate profit growth to be reasonably strong.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.


Sincerely,

/ signed /

Patrick J. Sheppard

                   Mellon Institutional Funds Investment Trust
      The Boston Company Small Cap Growth Fund - Institutional and Service
                                    Classes

                       Management Discussion and Analysis
                                 September 2003

The Boston Company Small Cap Growth Fund-Institutional Class' return for the fiscal year ended September 30, 2003 was 30.79% versus 41.72% for the Russell 2000 Growth Index. The Boston Company Small Cap Growth Fund-Service Class returned 30.47% as compared to the same benchmark of the Russell 2000 Growth Index at 41.72%. The strong absolute performance was the fund's best since the fiscal year ended September 2000. The fund lagged on a relative basis, following outperformance in the prior fiscal year.

Market Environment

Equity markets were positive during the year, with smaller stocks leading large and growth outperforming value. The broad Russell 3000 Index, which encompasses large and small companies, was up 25.9%. Smaller companies, as measured by the Russell 2000, were up 36.5%, while the large cap Russell 1000 gained 25.1%. While growth outperformed value across all capitalization ranges, the widest spread was in the smallest stocks - in both the small cap and mid cap indices growth outpaced value by over 10 percentage points.

Strong stock returns were driven by a firming economic outlook, albeit one with little job creation. GDP growth increased during the year to a 3.3% annual rate in the quarter ended June 30, up from 1.4% in the prior quarter, spurred by a 7.3% jump in business spending. Leading indicators continue to foretell expansion, up 2.4% in the six months through August. The recovery's soft spot remains employment. While initial claims for unemployment ticked down in August to around 400,000, a level considered the dividing line between job creation and job loss, we have not yet seen a robust improvement in the jobs market.

Portfolio Strategy & Results

The last twelve months were a particularly difficult period for active managers as the lowest quality stocks drove index returns. Recent work done by Merrill Lynch shows that the lowest quality companies, as ranked by Standard and Poor's, were up 57.8% in the nine months ended September 30, while the highest quality companies were up 13.4%. Further, a majority of these stocks have characteristics that do not appeal to many investors - low earnings, high multiples and weak fundamentals. Historically, these lower quality stocks tend to lead coming out of a recession as investors make an asset allocation trade into more risky assets. In small caps, this was seen most recently through the sharply increased trading volume in exchange traded funds (ETFs) that focus on smaller company indexes. Specifically, Russell 2000 ETF volume more than doubled to $4.7 billion from December 2002 to August 2003.

The portfolio's relative underperformance during this period was concentrated primarily in technology and services. In technology a combination of an underweight position (generally reduced throughout the year) and weak stock selection had a negative impact on performance. The underperformance in services was driven by selection. Specifically, positions in Central Parking and Scholastic had a negative impact on returns. Central Parking's focus on parking lots in metropolitan areas led to poor results as fewer people drove to work during the downturn and corporate layoffs continued. Scholastic's book clubs proved to be more economically sensitive than expected, pulling down earnings. On the positive side, retail holdings such as Children's Place and Linens `n' Things contributed to outperformance in the consumer sector. Similarly, the fund's energy holdings more than doubled the returns of those in the benchmark, helped by positions in Patina Oil & Gas and Key Energy Services.

Outlook

Investors' increasing love of risk over the last 12 months has led to a near term focus on the lowest rated, most leveraged, most expensive companies. We believe that, for the market to sustain its upward momentum, higher quality companies - those with strong growth rates, real earnings, and reasonable valuations relative to their growth rates - will likely assume market leadership. This would result in a shift away from some of the best performing sectors, like technology and biotech, to areas that exhibit recognizable, sustainable sources of earnings. These areas, which could include consumer staples and industrial companies, are those we believe hold the best long-term potential for our investors.


Sincerely,

/s/ W. RANDALL WATTS

W. Randall Watts

--------------------------------------------------------------------------------

                   Mellon Institutional Funds Investment Trust
         The Boston Company Small Cap Growth Fund - Institutional Class

   Comparison of Change in Value of $100,000 Investment in The Boston Company Small Cap Growth Fund Institutional Class and the Russell 2000 Growth Index

[DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                         TBC Small Cap
                          Growth Fund     Russell 2000
                          Inst. Class     Growth Index
                         -------------    ------------
                1997        145,651          125,428
                1998        119,671           94,280
                1999        206,005          125,040
                2000        353,508          162,132
                2001        193,169           93,087
                2002        163,547           76,181
                2003        213,869          107,967

         ---------------------------------------------------------------
                         Average Annual Total Return
                        (for period ended 09/30/2003)
                                                         Since Inception
         1 Year            3 Year          5 Year          12/23/1996
         ------            ------          ------          ----------
         30.79%           -15.42%          12.31%            11.77%

         ---------------------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2003, Mellon Funds Distributor, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

            Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Mellon Institutional Funds Investment Trust
            The Boston Company Small Cap Growth Fund - Service Class

             Comparison of Change in Value of $100,000 Investment in
     The Boston Company Small Capitalization Growth Fund - Service Class and
                          the Russell 2000 Growth Index

[DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                           TBC Small Cap
                          Growth Service     Russell 2000
                            Class Fund       Growth Index
                          --------------     ------------
                2000          99,967            98,938
                2001          54,496            56,805
                2002          46,005            46,488
                2003          60,021            65,885

           -------------------------------------------------------
                        Average Annual Total Return
                       (for period ended 09/30/2003)
                                                   Since Inception
           1 Year                 3 Year              05/05/2000
           ------                 ------              ----------
           30.47%                -15.64%               -13.88%

           -------------------------------------------------------
Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2003, Mellon Funds Distributor, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

            Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    THE BOSTON COMPANY SMALL CAP GROWTH FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

ASSETS
  Investment in The Boston Company Small Cap Growth
    Portfolio ("Portfolio"), at value (Note 1A)                       $29,909,745
  Receivable for Fund shares sold                                         212,171
  Prepaid expenses                                                          8,203
                                                                      -----------
    Total assets                                                       30,130,119
LIABILITIES
  Payable for Fund shares redeemed                            $10,000
  Accrued accounting, custody and transfer agent fees          3,903
  Accrued trustees' fees and expenses (Note 2)                   500
  Accrued expenses and other liabilities                      27,498
                                                              ------
    Total liabilities                                                      41,901
                                                                      -----------
NET ASSETS                                                            $30,088,218
                                                                      ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                     $52,137,598
  Accumulated net realized loss                                       (25,481,632)
  Undistributed net investment income                                          28
  Net unrealized appreciation                                           3,432,224
                                                                      -----------
TOTAL NET ASSETS                                                      $30,088,218
                                                                      ===========
NET ASSETS ATTRIBUTABLE TO:
    Institutional Class                                               $21,167,544
                                                                      ===========
    Service Class                                                     $ 8,920,674
                                                                      ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING
    Institutional Class                                                   653,064
                                                                      ===========
    Service Class                                                         277,405
                                                                      ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Net Assets/Shares outstanding)
    Institutional Class                                               $     32.41
                                                                      ===========
    Service Class                                                     $     32.16
                                                                      ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    THE BOSTON COMPANY SMALL CAP GROWTH FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Dividend income allocated from Portfolio (net of foreign
    withholding taxes of $307)                                           $  138,507
  Interest income allocated from Portfolio                                   12,778
  Expenses allocated from Portfolio                                        (261,878)
                                                                         ----------
    Net investment income allocated from Portfolio                         (110,593)
EXPENSES
  Legal and audit services                                    $  24,343
  Accounting and custody fees                                    22,148
  Registration fees                                              21,100
  Service fees - Service Class (Note 3)                          16,739
  Transfer agent fees - Institutional Class                      10,298
  Transfer agent fees - Service Class                            10,001
  Trustees' fees and expenses (Note 2)                            2,014
  Insurance expense                                                 957
  Miscellaneous                                                  14,841
                                                              ---------
    Total expenses                                              122,441

Deduct:
  Reimbursement of operating expenses - Institutional Class
    (Note 2)                                                    (73,843)
  Reimbursement of operating expenses - Service Class (Note
    2)                                                          (31,858)
                                                              ---------
    Total expense deductions                                   (105,701)
                                                              ---------
      Net expenses                                                           16,740
                                                                         ----------
        Net investment loss                                                (127,333)
                                                                         ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain allocated from Portfolio on:
    Investment security transactions                          2,386,411
    Financial futures contracts                                 260,300
                                                              ---------
      Net realized gain                                                   2,646,711
  Change in unrealized appreciation (depreciation) allocated from Portfolio on:
    Investment securities                                     4,677,716
    Financial futures contracts                                  (6,750)
                                                              ---------
      Change in net unrealized appreciation (depreciation)                4,670,966
                                                                         ----------
    Net realized and unrealized gain on investments                       7,317,677
                                                                         ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $7,190,344
                                                                         ==========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    THE BOSTON COMPANY SMALL CAP GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED          YEAR ENDED
                                                              SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
                                                              ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                            $   (127,333)       $   (196,788)
  Net realized gain (loss)                                          2,646,711          (7,205,104)
  Change in net unrealized appreciation (depreciation)              4,670,966           4,340,369
                                                                 ------------        ------------
  Net increase (decrease) in net assets from investment
    operations                                                      7,190,344          (3,061,523)
                                                                 ------------        ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 5)
  Net proceeds from sale of shares
    Institutional Class                                             9,023,694          12,507,022
    Service Class                                                   2,573,894           2,007,945
  Cost of shares redeemed
    Institutional Class                                           (11,987,346)        (23,164,376)
    Service Class                                                  (1,209,938)         (1,312,441)
                                                                 ------------        ------------
  Net decrease in net assets from Fund share transactions          (1,599,696)         (9,961,850)
                                                                 ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             5,590,648         (13,023,373)
NET ASSETS
  At beginning of year                                             24,497,570          37,520,943
                                                                 ------------        ------------
  At end of year (including undistributed net investment
    income of $28 and $0)                                        $ 30,088,218        $ 24,497,570
                                                                 ============        ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    THE BOSTON COMPANY SMALL CAP GROWTH FUND

                   FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                              YEAR ENDED SEPTEMBER 30,
                                                           -----------------------------------------------------------
                                                             2003          2002          2001        2000        1999
                                                           -------       -------       -------     -------     -------
NET ASSET VALUE, BEGINNING OF YEAR                         $ 24.78       $ 29.28       $ 60.87     $ 38.28     $ 22.22
                                                           -------       -------       -------     -------     -------
FROM INVESTMENT OPERATIONS:
  Net investment loss*(1)                                    (0.11)        (0.16)        (0.19)      (0.43)      (0.24)
  Net realized and unrealized gain (loss) on investments      7.74(3)      (4.34)(3)    (25.66)      26.82       16.30
                                                           -------       -------       -------     -------     -------
Total from investment operations                              7.63         (4.50)       (25.85)      26.39       16.06
                                                           -------       -------       -------     -------     -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain on investments                         --            --         (5.74)      (3.80)         --
                                                           -------       -------       -------     -------     -------
Total distributions to shareholders                             --            --         (5.74)      (3.80)         --
                                                           -------       -------       -------     -------     -------
NET ASSET VALUE, END OF YEAR                               $ 32.41       $ 24.78       $ 29.28     $ 60.87     $ 38.28
                                                           =======       =======       =======     =======     =======
TOTAL RETURN+                                                30.79%       (15.37)%      (45.36)%     71.60%      72.14%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*(2)                  1.00%         1.00%         1.00%       0.98%       1.00%
  Net Investment Loss (to average daily net assets)*         (0.42)%       (0.52)%       (0.48)%     (0.70)%     (0.73)%
  Net Assets, End of Year (000's omitted)                  $21,168       $18,780       $31,365     $82,840     $44,031

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund and Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment loss per share(1)        $(0.30)   (0.25)   $(0.28)   N/A   $(0.30)
Ratios (to average daily net assets):
  Expenses(2)                             1.66%    1.29%     1.20%   N/A     1.18%
  Net investment loss                    (1.08)%  (0.81)%   (0.68)%  N/A    (0.91)%

(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's share of the The Boston Company Small Cap Growth Portfolio's allocated expenses.
(3) Amount includes securities litigation proceeds received by the Fund of less than $0.01 for the year ended September 30, 2003 and $0.01 for the year ended September 30, 2002.
+    Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    THE BOSTON COMPANY SMALL CAP GROWTH FUND

                      FINANCIAL HIGHLIGHTS - SERVICE CLASS
--------------------------------------------------------------------------------

                                                                                                  FOR THE PERIOD
                                                                                                    MAY 8, 2000
                                                                      YEAR ENDED                 (COMMENCEMENT OF
                                                                    SEPTEMBER 30,                 OPERATIONS) TO
                                                           ---------------------------------      SEPTEMBER 30,
                                                            2003         2002          2001            2000
                                                           ------      -------       -------     ---------------
NET ASSET VALUE, BEGINNING OF YEAR                         $24.65      $ 29.19       $ 60.83          $59.04
                                                           ------      -------       -------          ------
FROM INVESTMENT OPERATIONS:
  Net investment loss*(1)                                   (0.19)       (0.23)        (0.29)          (0.21)
  Net realized and unrealized gain (loss) on investments     7.70(3)     (4.31)(3)      2.00
                                                           ------      -------       -------          ------
Total from investment operations                             7.51        (4.54)         1.79
                                                           ------      -------       -------          ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain on investments                        --           --         (5.72)             --
                                                           ------      -------       -------          ------
Total distributions to shareholders                            --           --         (5.72)             --
                                                           ------      -------       -------          ------
NET ASSET VALUE, END OF YEAR                               $32.16      $ 24.65       $ 29.19          $60.83
                                                           ======      =======       =======          ======
TOTAL RETURN+++                                             30.47%      (15.55)%      (45.49)%          3.03%++
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*(2)                 1.25%        1.25%         1.25%           1.23%+
  Net Investment Loss (to average daily net assets)*        (0.68)%      (0.74)%       (0.75)%         (0.84)%+
  Net Assets, End of Year (000's omitted)                  $8,921      $ 5,718       $ 6,156          $8,031

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund and Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment loss per share(1)        $(0.40)   $(0.35)   $(0.41)   $(0.24)
Ratios (to average daily net assets):
  Expenses(2)                             2.00%     1.66%     1.55%     1.36%+
  Net investment loss                    (1.43)%   (1.15)%   (1.05)%   (0.97)%+

(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's share of the The Boston Company Small Cap Growth Portfolio's allocated expenses.
(3) Amount includes securities litigation proceeds received by the Fund of less than $0.01 for the year ended September 30, 2003 and $0.01 for the year ended September 30, 2002.
+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    THE BOSTON COMPANY SMALL CAP GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Growth Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund invests all of its investable assets in an interest in The Boston Company Small Cap Growth Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of small cap U.S. companies. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at September 30, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The Fund currently offers two classes of shares: Institutional Class and Service Class. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except for transfer agent fees and an account service fee of 0.25% of the average daily net assets of the Service Class of shares. Each class votes separately as a class only with respect to its own distribution plan (Service Class only) or other matters that relate only to that class. Shares of each class would receive their pro-rata share of the net assets of the Fund (after satisfaction of any class-specific expenses) if the Fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

      Shares of the Service Class may be purchased by entities ("Account Administrators") that provide omnibus accounting services for groups of individuals who beneficially own Service Class shares ("Omnibus Accounts"). Omnibus Accounts include pension and retirement plans (such as 401(k) plans, 457 plans and 403(b) plans), and programs through which personal and or account maintenance services are provided to groups of individuals whether or not such individuals invest on a tax-deferred basis. Individual investors may only purchase Service Class shares through their Omnibus Account Administrators.

      On June 21, 2003, by vote of the Trustees, the name of the Standish Small Cap Growth Fund was changed to The Boston Company Small Cap Growth Fund. In addition, the Declaration of Trust was amended to change the name of the Trust from Standish, Ayer & Wood Investment Trust to Mellon Institutional Funds Investment Trust. The name changes became effective July 1, 2003.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    THE BOSTON COMPANY SMALL CAP GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     C. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, capital loss carryovers and realized and unrealized gains or losses on futures.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. The calculation of net investment income per share in the financial highlights table excludes these reclassifications.

     D. ALLOCATION OF OPERATING ACTIVITY

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Transfer agent fees, which are directly attributable to a class of shares, are charged to that class' operations. Service fees, which are directly attributable to the Service Class shares, are charged to the Service Class operations.

     E. COMMITMENTS AND CONTINGENCIES

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

      On June 21, 2003, by vote of the Trustees, as part of a reorganization of the investment management operations of certain Mellon Financial Corporation's subsidiaries, Standish Mellon Asset Management Company LLC ("Standish Mellon") transferred all of its rights and obligations under the investment advisory agreements between Standish Mellon and the Trust on behalf of the Fund to The Boston Company Asset Management, LLC ("TBCAM"). The transfer of rights and obligations became effective
      July 1, 2003.

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to TBCAM for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon and TBCAM voluntarily agreed to limit the Institutional Class operating expenses (excluding brokerage commission, taxes and extraordinary expense) to 1.00% of the Institutional Class' average daily net assets and the Service Class operating expenses (excluding brokerage commissions, taxes and extraordinary expenses), so that the Service Class' annual operating expenses do not exceed the total operating expenses of the Institutional Class (net of any expense limitation) for the comparable period plus 0.25% (the maximum Service Fee). Pursuant to this agreement, for the year ended September 30, 2003, Standish Mellon and TBCAM collectively reimbursed the Institutional Class $73,843 and the Service Class $31,858 for class-specific and Fund operating

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    THE BOSTON COMPANY SMALL CAP GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      expenses. Effective November 1, 2003, the voluntary expense limitation was changed to 1.20% of the Institutional Class average daily net assets for Institutional Class shares. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

      Effective January 28, 2003, the Fund began imposing a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 90 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee does not apply to shares that were acquired through reinvestment of distributions. The redemption fee is applicable to shares of the Fund purchased on or after January 28, 2003. For the period ended September 30, 2003, the Fund received $12 in redemption fees.

      No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  SERVICE FEE:

      Pursuant to a service plan, the Service Class pays a service fee at an aggregate annual rate of up to 0.25% of the class' average daily net assets. The service fee is payable for the benefit of participants in the omnibus accounts that are shareholders in the Service Class and is intended to be compensation to Account Administrators for providing personal services and/or account maintenance services to participants in omnibus accounts that are the beneficial owners of Service Class shares.

(4)  INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2003 aggregated $11,400,746 and $13,197,535, respectively.

(5)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                            YEAR ENDED          YEAR ENDED
         INSTITUTIONAL CLASS:           SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
         -----------------------------  ------------------  ------------------
         Shares sold                              337,618             411,431
         Shares redeemed                         (442,332)           (724,943)
                                          ---------------     ---------------
         Net decrease                            (104,714)           (313,512)
                                          ===============     ===============

                                            YEAR ENDED          YEAR ENDED
         SERVICE CLASS:                 SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
         -----------------------------  ------------------  ------------------
         Shares sold                               90,258              63,877
         Shares redeemed                          (44,827)            (42,805)
                                          ---------------     ---------------
         Net increase                              45,431              21,072
                                          ===============     ===============

      At September 30, 2003, two shareholders held of record approximately 14% and 13% of the total outstanding shares of the Institutional Class and one shareholder held of record approximately 100% of the total outstanding shares of the Service class. Investment activity of these shareholders could have a material impact on the Fund.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    THE BOSTON COMPANY SMALL CAP GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(6)  FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      At September 30, 2003, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

         CAPITAL LOSS
         CARRY OVER    EXPIRATION DATE
         ------------  ---------------
         $ 4,445,465        9/30/2009
          18,715,884        9/30/2010
           2,310,329        9/30/2011

      As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                    AMOUNT
                                                                 ------------
         Accumulated gain (loss)                                 $(25,471,678)

      See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                          REPORT OF INDEPENDENT AUDITORS

   To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of The Boston Company Small Cap Growth Fund:

   In our opinion the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Investment Trust: The Boston Company Small Cap Growth Fund (formerly Standish Small Cap Growth Fund) (the "Fund"), at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at September 30, 2003 with the custodian, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 21, 2003

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 THE BOSTON COMPANY SMALL CAP GROWTH PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
----------------------------------------------------------------------------------
EQUITIES -- 93.9%
BASIC INDUSTRY -- 1.8%
CUNO, Inc.*                                                     3,700  $   145,003
Glamis Gold Ltd.*                                              11,400      150,480
SCS Transportation, Inc.*                                      15,000      226,500
                                                                       -----------
                                                                           521,983
                                                                       -----------
CAPITAL GOODS -- 6.2%
Brunswick Corp.                                                 5,500      141,240
FMC Technologies, Inc.*                                         6,700      143,514
Herley Industries, Inc.*                                       14,900      261,048
MSC Industrial Direct Co., Inc., Class A                       21,600      450,360
United Defense Industries, Inc.*                               13,850      393,201
Universal Compression Holdings, Inc.*                           7,700      165,704
Wabtec Corp.                                                   19,600      310,660
                                                                       -----------
                                                                         1,865,727
                                                                       -----------
CONSUMER STABLE -- 3.0%
Delta & Pine Land Co.                                          11,700      269,217
Dial Corp.                                                     15,150      326,331
NBTY, Inc.*                                                     6,600      154,110
United Natural Foods, Inc.*                                     4,550      151,014
                                                                       -----------
                                                                           900,672
                                                                       -----------
EARLY CYCLICAL -- 3.3%
Fleetwood Enterprises, Inc.*                                   12,580      116,617
Jarden Corp.*                                                   4,000      151,000
Nu Skin Asia Pacific, Inc., Class A                            25,500      325,125
RedEnvelope, Inc.*                                             13,200      184,800
Yankee Candle Co., Inc.*                                        8,600      219,128
                                                                       -----------
                                                                           996,670
                                                                       -----------
ENERGY -- 3.8%
Arch Coal, Inc.                                                14,000      310,940
Evergreen Resources, Inc.*                                      5,800      156,600
Patina Oil & Gas Corp.                                          4,200      152,208
Patterson-UTI Energy, Inc.*                                     8,900      240,923
Quicksilver Resources, Inc.*                                    5,900      144,137
Western Gas Resources, Inc.                                     3,700      140,600
                                                                       -----------
                                                                         1,145,408
                                                                       -----------
FINANCIAL -- 11.4%
BOK Financial Corp.*                                            6,231      234,722
City National Corp.                                             2,900      147,784
Community First Bankshares, Inc.                                4,550      120,256
Cullen/Frost Bankers, Inc.                                      5,350      199,180
CVB Financial Corp.                                            12,212      232,028
First Community Bancorp                                         7,600      254,524
First Midwest Bancorp, Inc.                                     6,300      187,173

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 THE BOSTON COMPANY SMALL CAP GROWTH PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
----------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Investors Financial Services Corp.                              4,600  $   144,440
Jefferies Group, Inc.                                           3,800      109,250
Knight Trading Group, Inc.*                                    28,500      326,325
Mercantile Bank Corp.                                           4,700      156,040
New York Community Bancorp, Inc.                               11,333      357,103
PrivateBancorp, Inc.                                            4,300      142,373
Raymond James Financial, Inc.                                   4,100      149,035
Scottish Re Group Ltd.                                          8,700      210,105
Southwest Bancorp of Texas, Inc.                                3,600      131,436
Triad Guaranty, Inc.*                                           6,200      304,296
                                                                       -----------
                                                                         3,406,070
                                                                       -----------
GROWTH CYCLICAL -- 9.2%
Brookstone, Inc.*                                               8,250      163,597
Charlotte Russe Holding, Inc.*                                  9,100       93,639
Dick's Sporting Goods, Inc.*                                    8,700      324,858
Hibbet Sporting Goods, Inc.*                                    7,350      175,812
Ingram Micro, Inc., Class A*                                   41,900      546,795
Inter Parfums, Inc.                                             3,900       39,000
Linens 'N Things, Inc.*                                        11,800      280,604
Quiksilver, Inc.*                                               8,500      135,575
Rare Hospitality International, Inc.*                          12,000      298,920
Reebok International, Ltd.                                      9,000      300,870
Ruby Tuesday, Inc.                                              6,050      145,866
Steven Madden Ltd.*                                            12,650      239,971
                                                                       -----------
                                                                         2,745,507
                                                                       -----------
HEALTH CARE -- 20.4%
Adolor Corp.*                                                   9,550      175,243
Advanced Neuromodulation Systems, Inc.*                         4,200      167,580
Celgene Corp.*                                                  6,800      294,644
Community Health Systems, Inc.*                                 9,500      206,150
Connetics Corp.*                                               12,800      231,168
Cooper Companies, Inc.                                          3,900      158,925
Covance, Inc.*                                                  6,900      154,422
Coventry Health Care, Inc.*                                     4,100      216,234
Digene Corp.*                                                   4,500      183,870
Flamel Technologies SA Sponsored ADR*                          10,800      364,068
Idexx Laboratories, Inc.*                                       5,100      216,699
K-V Pharmaceutical Co., Class A*                                8,100      182,250
Kensey Nash Corp.*                                              3,200       75,136
Medicines Co. (The)*                                            6,450      167,700
Nektar Therapeutics*                                           23,000      294,400
Neurocrine Biosciences, Inc.*                                   3,700      183,224
NPS Pharmaceuticals, Inc.*                                      6,400      178,240
Orthofix International NV*                                      6,250      228,750
Pain Therapeutics, Inc.*                                       20,100      123,615
Pharmaceutical Resources, Inc.*                                 3,600      245,592
Respironics, Inc.*                                             10,100      421,978
Select Medical Corp.*                                          17,250      496,800

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 THE BOSTON COMPANY SMALL CAP GROWTH PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
----------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
Sicor, Inc.*                                                    7,350  $   141,708
STERIS Corp.*                                                   9,600      220,992
Therasense, Inc.*                                              13,300      166,117
Triad Hospitals, Inc.*                                          7,050      213,474
United Therapeutics Corp.*                                      7,600      171,684
Vicuron Pharmaceuticals, Inc.*                                 12,600      223,020
                                                                       -----------
                                                                         6,103,683
                                                                       -----------
REAL ESTATE -- 0.8%
Innkeepers USA Trust, REIT                                     26,200      227,940
                                                                       -----------
SERVICES -- 12.9%
Arbitron, Inc.*                                                 3,500      123,550
Charles River Associates, Inc.*                                 4,300      122,679
Citadel Broadcasting Corp.*                                     7,410      146,422
Cumulus Media, Inc.*                                            8,100      138,105
Devry, Inc.*                                                    6,200      146,692
Emmis Broadcasting Corp., Class A*                             15,400      310,772
Forrester Research, Inc.*                                       8,400      120,372
Harris Interactive, Inc.                                        7,600       53,504
Heidrick & Struggles International, Inc.*                      13,300      225,169
Hollywood Entertainment Corp.*                                  9,000      153,000
Internet Security Systems, Inc.*                               17,300      216,250
Iron Mountain, Inc.*                                            4,650      166,935
JB Hunt Transport Services, Inc.*                              12,200      317,444
Korn/Ferry International*                                      15,520      128,040
Lions Gate Entertainment Corp.*                               122,700      366,873
Mid Atlantic Medical Sevices, Inc.*                             4,200      216,006
MPS Group, Inc.*                                               32,310      290,790
Quanta Services, Inc.*                                         25,200      208,404
Sylvan Learning Systems, Inc.*                                  5,300      144,584
VCA Antech, Inc.*                                              11,500      270,825
                                                                       -----------
                                                                         3,866,416
                                                                       -----------
TECHNOLOGY -- 21.1%
ADC Telecommunications, Inc.*                                  57,200      133,276
Applied Micro Circuits Corp.*                                  51,100      248,857
Centillium Communications, Inc.*                               22,800      161,196
Cognizant Technology Solutions Corp.*                           6,300      229,761
Cypress Semiconductor Corp.*                                   17,160      303,389
Digital Theater Systems, Inc.*                                  6,400      182,278
FileNet Corp.*                                                  7,300      146,511
Fisher Scientific International, Inc.*                         11,300      448,497
FormFactor, Inc.*                                               7,570      163,739
Foundry Networks, Inc.*                                        13,450      289,310
Global Imaging Systems, Inc.*                                   5,900      145,140
GlobespanVirata, Inc.*                                         28,400      205,048
Helix Technology Corp.                                         15,900      260,283
Lam Research Corp.*                                            12,200      270,230
Manhattan Associates, Inc.*                                    10,000      258,900

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 THE BOSTON COMPANY SMALL CAP GROWTH PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
----------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
ManTech International Corp., Class A*                          15,500  $   385,640
Manufacturers' Services Ltd.*                                  55,600      278,000
Manugistics Group, Inc.*                                       39,900      218,652
Netgear, Inc.*                                                 13,400      222,976
NetScreen Technologies, Inc.*                                   6,200      137,826
Networks Associates, Inc.*                                     21,400      294,464
ScanSoft, Inc.*                                                60,700      254,333
Scientific-Atlanta, Inc.                                        5,350      166,653
SI International, Inc.*                                        17,100      278,730
SM&A*                                                           7,900       90,929
Sycamore Networks, Inc.*                                       48,500      237,650
Verisign, Inc.*                                                21,100      284,217
                                                                       -----------
                                                                         6,296,485
                                                                       -----------
TOTAL EQUITIES (COST $24,588,655)                                       28,076,561
                                                                       -----------

                                                                                   PAR
                                                              RATE    MATURITY    VALUE
                                                              -----  ----------  -------
SHORT-TERM INVESTMENTS -- 5.5%
U.S. GOVERNMENT -- 0.5%
U.S. Treasury Bill+                                           0.881% 12/18/2003  $150,000     149,714
                                                                                          -----------
REPURCHASE AGREEMENTS -- 5.0%
Tri-party repurchase agreement dated 09/30/03 with Salomon Smith Barney, Inc.
and Investors Bank and Trust Company, due 10/01/03, with a maturity value of
$1,503,648 and an effective yield of 0.70%, collaterlized by a U.S. Government
Obligation with a rate of 8.125%, a maturity date of 08/15/21 and a market
value of $1,543,355.                                                                        1,503,619
                                                                                          -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,653,333)                                              1,653,333
                                                                                          -----------

TOTAL INVESTMENTS -- 99.4% (COST
 $26,241,988)                             $  29,729,894
OTHER ASSETS, LESS LIABILITIES -- 0.6%          179,851
                                          -------------
NET ASSETS -- 100.0%                      $  29,909,745
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

*    Non-income producing security.
+    Denotes all or part of security segregated as collateral.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 THE BOSTON COMPANY SMALL CAP GROWTH PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $26,241,988)                                                       $29,729,894
  Cash                                                                     299,706
  Receivable for investments sold                                          815,804
  Interest and dividends receivable                                          5,568
  Prepaid expenses                                                           6,092
                                                                       -----------
    Total assets                                                        30,857,064
LIABILITIES
  Payable for investments purchased                           $899,824
  Payable for variation margin on open financial futures
    contracts (Note 5)                                         10,700
  Accrued accounting and custody fees                           8,531
  Accrued trustees' fees and expenses (Note 2)                    937
  Accrued expenses and other liabilities                       27,327
                                                              -------
    Total liabilities                                                      947,319
                                                                       -----------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS)             $29,909,745
                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 THE BOSTON COMPANY SMALL CAP GROWTH PORTFOLIO

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income (net of foreign withholding taxes of $307)             $  138,508
  Interest income (including securities lending income of
    $7,920 (Note 6))                                                         12,778
                                                                         ----------
    Total income                                                            151,286
EXPENSES
  Investment advisory fee (Note 2)                            $ 209,504
  Accounting and custody fees                                    84,244
  Legal and audit services                                       28,082
  Insurance expense                                               8,615
  Trustees' fees and expenses (Note 2)                            4,254
  Miscellaneous                                                   1,070
                                                              ---------
    Total expenses                                              335,769

Deduct:
  Waiver of investment advisory fee (Note 2)                    (73,890)
                                                              ---------
      Net expenses                                                          261,879
                                                                         ----------
        Net investment loss                                                (110,593)
                                                                         ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                          2,386,428
    Financial futures contracts                                 260,302
                                                              ---------
      Net realized gain                                                   2,646,730
  Change in unrealized appreciation (depreciation)
    Investment securities                                     4,677,747
    Financial futures contracts                                  (6,750)
                                                              ---------
      Change in net unrealized appreciation (depreciation)                4,670,997
                                                                         ----------
    Net realized and unrealized gain                                      7,317,727
                                                                         ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $7,207,134
                                                                         ==========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 THE BOSTON COMPANY SMALL CAP GROWTH PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED          YEAR ENDED
                                                              SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
                                                              ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                            $   (110,593)       $   (180,342)
  Net realized gain (loss)                                          2,646,730          (7,205,145)
  Change in net unrealized appreciation (depreciation)              4,670,997           4,340,385
                                                                 ------------        ------------
  Net increase (decrease) in net assets from investment
    operations                                                      7,207,134          (3,045,102)
                                                                 ------------        ------------
CAPITAL TRANSACTIONS
  Contributions                                                    11,400,746          14,521,207
  Withdrawals                                                     (13,197,733)        (24,566,548)
                                                                 ------------        ------------
  Net decrease in net assets from capital transactions             (1,796,987)        (10,045,341)
                                                                 ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             5,410,147         (13,090,443)
NET ASSETS
  At beginning of year                                             24,499,598          37,590,041
                                                                 ------------        ------------
  At end of year                                                 $ 29,909,745        $ 24,499,598
                                                                 ============        ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 THE BOSTON COMPANY SMALL CAP GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       YEAR ENDED SEPTEMBER 30,
                                                       -------------------------------------------------------
                                                         2003        2002        2001        2000        1999
                                                       -------     -------     -------     -------     -------
TOTAL RETURN+                                            30.73%     (15.37)%    (45.36)%     71.67%      72.19%
RATIOS:
  Expenses (to average daily net assets)*                 1.00%       1.00%       1.00%       0.91%       0.95%
  Net Investment Loss (to average daily net assets)*     (0.42)%     (0.51)%     (0.49)%     (0.63)%     (0.67)%
  Portfolio Turnover                                       261%        239%        191%        305%        242%
  Net Assets, End of Year (000's omitted)              $29,910     $24,500     $37,590     $91,114     $43,932

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

Ratios (to average daily net assets):
  Expenses                                 1.28%    1.18%    1.08%    N/A   N/A
  Net investment loss                     (0.70)%  (0.69)%  (0.57)%   N/A   N/A

+ Total return for the Portfolio has been calculated based on the total return for the investor Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 THE BOSTON COMPANY SMALL CAP GROWTH PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Growth Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of small cap U.S. companies.

      At September 30, 2003, there was one Fund, The Boston Company Small Cap Growth Fund (the "Fund") invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at September 30, 2003 was approximately 100%.

      On June 21, 2003, by vote of the Trustees, the name of the Standish Small Cap Growth Portfolio was changed to The Boston Company Small Cap Growth Portfolio. In addition, the Declaration of Trust was amended to change the name of the Portfolio Trust from Standish, Ayer & Wood Master Portfolio to Mellon Institutional Funds Master Portfolio. The name changes became effective July 1, 2003.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortizaion of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 THE BOSTON COMPANY SMALL CAP GROWTH PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     E. COMMITMENTS AND CONTINGENCIES

      In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE:

      On June 21, 2003, by vote of the Trustees, as a part of a reorganization of the investment management operations of certain Mellon Financial Corporation's subsidiaries, Standish Mellon Asset Management Company LLC ("Standish Mellon") transferred all of its rights and obligations under the investment advisory agreements between Standish Mellon and the Portfolio Trust on behalf of the Portfolio to The Boston Company Asset Management, LLC ("TBCAM"). The transfer of rights and obligations became effective on July 1, 2003. For the year ended September 30, 2003, the Portfolio paid $150,764 and $58,740 in investment advisory fees to Standish Mellon and TBCAM, respectively.

      The investment advisory fee paid to TBCAM, a wholly-owned subsidiary of Mellon Financial Corporation, for overall investment advisory and administrative services is paid monthly at the annual rate of 0.80% of the Portfolio's average daily net assets. Standish Mellon and TBCAM voluntarily agreed to limit total Portfolio operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.00% of the Portfolio's average daily net assets for the year ended September 30, 2003. Pursuant to this agreement, for the year ended September 30, 2003, Standish Mellon and TBCAM collectively and voluntarily did not impose $73,890 of its investment advisory fee. Effective November 1, 2003, the voluntary expense limitation was changed to 1.20% of the Portfolio's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

      No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2003 were $65,548,066 and $67,344,084, respectively. For the year ended September 30, 2003, the Portfolio did not purchase or sell any long-term U.S. Government securities.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 THE BOSTON COMPANY SMALL CAP GROWTH PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)  FEDERAL TAXES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2003, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                             $26,307,494
                                                                    ==========
         Gross unrealized appreciation                               3,817,753
         Gross unrealized depreciation                                (395,353)
                                                                    ----------
         Net unrealized appreciation                                $3,422,400
                                                                    ==========

(5)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

      The Portfolio may trade the following financial instruments with off-balance sheet risk:

     OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Portfolio did not enter into option transactions during the year ended September 30, 2003.

     FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 THE BOSTON COMPANY SMALL CAP GROWTH PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2003, the Portfolio held the following financial futures contracts:

                                                                       UNDERLYING FACE
         CONTRACT                           POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED LOSS
         ----------------------------------------------------------------------------------------------
         Russell 2000 Index (4 contracts)      Long       12/18/2003      $975,700         $(55,580)

(6)  SECURITY LENDING:

      The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

      The Portfolio loaned securities during the year ended September 30, 2003 resulting in security lending income. At September 30, 2003, the Portfolio had no securities on loan.

(7)  LINE OF CREDIT:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Mellon Institutional Funds Investment Trust (the "Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended
      September 30, 2003, the commitment fee was $1,070 for the Portfolio.

      During the year ended September 30, 2003, the Portfolio had no borrowings under the credit facility.

                          REPORT OF INDEPENDENT AUDITORS

   To the Trustees of Mellon Institutional Funds Master Portfolio and the Investors of The Boston Company Small Cap Growth Portfolio:

   In our opinion the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small Cap Growth Portfolio (formerly, Standish Small Cap Growth Portfolio (the "Portfolio"), at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 21, 2003

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2003. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              28          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               28               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               28               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         28               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard         Trustee, President  Since 2003            Senior Vice                  28               None
c/o Standish Mellon Asset       and Chief                             President and Chief
Management Company LLC,     Executive Officer                         Operating Officer,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management;
7/24/65                                                               formerly Vice
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Mellon Institutional
                                                                      Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 28               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Vice President and           28               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       Mutual Funds
Management,                                     since 2002            Controller, Standish
One Boston Place                                                      Mellon Asset
Boston, MA 02108                                                      Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           28               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Vice President and           28               None
c/o Standish Mellon Asset       President                             Client Service
Management,                                                           Professional,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
6/25/70

                              Assistant Vice    Since 2001            Assistant Manager,           28               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          28               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60